REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account Eleven for Variable Annuities
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2. A as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Subaccounts, except for the Subaccounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Subaccounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI Schroders Global Multi-Asset Sub-Account	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019 and 2018 (commenced April 27, 2016 and began transactions in 2018)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 30, 2022

We have served as the Separate Account's auditor since 2005.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	AB VPS Global Thematic Growth Subaccount	Alger Capital Appreciation Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount
Assets:
Investments at fair value	$340,267	$2,504,242	$113,128,417	$1,867,114
Due from Brighthouse Life Insurance Company	1	14	95	1
Total Assets	340,268	2,504,256	113,128,512	1,867,115
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—
Total Liabilities	—	—	—	—
Net Assets	$340,268	$2,504,256	$113,128,512	$1,867,115
Contract Owners' Equity
Net assets from accumulation units	$340,268	$2,504,256	$112,420,795	$1,861,296
Net assets from contracts in payout	—	—	707,717	5,819
Total Net Assets	$340,268	$2,504,256	$113,128,512	$1,867,115

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount
Assets:
Investments at fair value	$326,597,594	$195,644,577	$4,307,552	$4,263,364	$5,310,009
Due from Brighthouse Life Insurance Company	377	166	—	—	—
Total Assets	326,597,971	195,644,743	4,307,552	4,263,364	5,310,009
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	1	—	1
Total Liabilities	—	—	1	—	1
Net Assets	$326,597,971	$195,644,743	$4,307,551	$4,263,364	$5,310,008
Contract Owners' Equity
Net assets from accumulation units	$324,625,514	$194,116,363	$4,305,117	$4,263,364	$5,310,008
Net assets from contracts in payout	1,972,457	1,528,380	2,434	—	—
Total Net Assets	$326,597,971	$195,644,743	$4,307,551	$4,263,364	$5,310,008

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Subaccount
Assets:
Investments at fair value	$2,911,811	$62,625,648	$77,963,027	$92,005,260	$30,359,953
Due from Brighthouse Life Insurance Company	—	—	—	25	—
Total Assets	2,911,811	62,625,648	77,963,027	92,005,285	30,359,953
Liabilities:
Due to Brighthouse Life Insurance Company	—	36	17	—	9
Total Liabilities	—	36	17	—	9
Net Assets	$2,911,811	$62,625,612	$77,963,010	$92,005,285	$30,359,944
Contract Owners' Equity
Net assets from accumulation units	$2,911,811	$62,402,594	$77,963,010	$91,656,958	$30,167,689
Net assets from contracts in payout	—	223,018	—	348,327	192,255
Total Net Assets	$2,911,811	$62,625,612	$77,963,010	$92,005,285	$30,359,944

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount
Assets:
Investments at fair value	$3,472,744	$45,687,386	$53,675,639	$43,630,117	$156,894,916
Due from Brighthouse Life Insurance Company	—	—	2	5	—
Total Assets	3,472,744	45,687,386	53,675,641	43,630,122	156,894,916
Liabilities:
Due to Brighthouse Life Insurance Company	2	241	—	—	9
Total Liabilities	2	241	—	—	9
Net Assets	$3,472,742	$45,687,145	$53,675,641	$43,630,122	$156,894,907
Contract Owners' Equity
Net assets from accumulation units	$3,465,479	$45,225,257	$53,416,100	$43,401,116	$155,315,448
Net assets from contracts in payout	7,263	461,888	259,541	229,006	1,579,459
Total Net Assets	$3,472,742	$45,687,145	$53,675,641	$43,630,122	$156,894,907

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount
Assets:
Investments at fair value	$374,561,232	$16,315,857	$10,171,874	$136,279,063	$829,993,086
Due from Brighthouse Life Insurance Company	65	—	—	—	—
Total Assets	374,561,297	16,315,857	10,171,874	136,279,063	829,993,086
Liabilities:
Due to Brighthouse Life Insurance Company	—	20	328	5	18
Total Liabilities	—	20	328	5	18
Net Assets	$374,561,297	$16,315,837	$10,171,546	$136,279,058	$829,993,068
Contract Owners' Equity
Net assets from accumulation units	$373,803,061	$16,100,747	$10,159,903	$135,861,480	$827,468,568
Net assets from contracts in payout	758,236	215,090	11,643	417,578	2,524,500
Total Net Assets	$374,561,297	$16,315,837	$10,171,546	$136,279,058	$829,993,068

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount
Assets:
Investments at fair value	$230,464	$52,762,738	$14,012,758	$41,300,657	$125,075,800
Due from Brighthouse Life Insurance Company	—	—	—	—	12
Total Assets	230,464	52,762,738	14,012,758	41,300,657	125,075,812
Liabilities:
Due to Brighthouse Life Insurance Company	1	16	5	7	—
Total Liabilities	1	16	5	7	—
Net Assets	$230,463	$52,762,722	$14,012,753	$41,300,650	$125,075,812
Contract Owners' Equity
Net assets from accumulation units	$230,463	$52,156,588	$13,745,239	$40,774,864	$123,806,579
Net assets from contracts in payout	—	606,134	267,514	525,786	1,269,233
Total Net Assets	$230,463	$52,762,722	$14,012,753	$41,300,650	$125,075,812

The accompanying notes are an integral part of these financial statements.

	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount
Assets:
Investments at fair value	$199,578	$104,179,078	$151,018,715	$347,509,925	$1,735,778
Due from Brighthouse Life Insurance Company	—	—	—	120	—
Total Assets	199,578	104,179,078	151,018,715	347,510,045	1,735,778
Liabilities:
Due to Brighthouse Life Insurance Company	—	1	1	—	13
Total Liabilities	—	1	1	—	13
Net Assets	$199,578	$104,179,077	$151,018,714	$347,510,045	$1,735,765
Contract Owners' Equity
Net assets from accumulation units	$199,578	$104,179,077	$151,018,714	$344,894,758	$1,735,765
Net assets from contracts in payout	—	—	—	2,615,287	—
Total Net Assets	$199,578	$104,179,077	$151,018,714	$347,510,045	$1,735,765

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount
Assets:
Investments at fair value	$36,226,283	$103,285,558	$269,805,462	$163,085,487	$14,003,424
Due from Brighthouse Life Insurance Company	38	354	117	403	—
Total Assets	36,226,321	103,285,912	269,805,579	163,085,890	14,003,424
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	21
Total Liabilities	—	—	—	—	21
Net Assets	$36,226,321	$103,285,912	$269,805,579	$163,085,890	$14,003,403
Contract Owners' Equity
Net assets from accumulation units	$35,842,087	$101,904,593	$265,891,320	$162,187,927	$13,982,429
Net assets from contracts in payout	384,234	1,381,319	3,914,259	897,963	20,974
Total Net Assets	$36,226,321	$103,285,912	$269,805,579	$163,085,890	$14,003,403

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount
Assets:
Investments at fair value	$52,910,167	$419,436,548	$671,661,901	$1,659,981	$635,854
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	52,910,167	419,436,548	671,661,901	1,659,981	635,854
Liabilities:
Due to Brighthouse Life Insurance Company	21	15	22	1	2
Total Liabilities	21	15	22	1	2
Net Assets	$52,910,146	$419,436,533	$671,661,879	$1,659,980	$635,852
Contract Owners' Equity
Net assets from accumulation units	$52,898,539	$419,296,697	$671,350,445	$1,599,112	$635,852
Net assets from contracts in payout	11,607	139,836	311,434	60,868	—
Total Net Assets	$52,910,146	$419,436,533	$671,661,879	$1,659,980	$635,852

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount
Assets:
Investments at fair value	$249,848,379	$119,852,130	$92,422,950	$636,622,141	$1,310,483
Due from Brighthouse Life Insurance Company	—	—	39	—	75
Total Assets	249,848,379	119,852,130	92,422,989	636,622,141	1,310,558
Liabilities:
Due to Brighthouse Life Insurance Company	10	2	—	23	—
Total Liabilities	10	2	—	23	—
Net Assets	$249,848,369	$119,852,128	$92,422,989	$636,622,118	$1,310,558
Contract Owners' Equity
Net assets from accumulation units	$249,372,683	$118,439,389	$91,452,597	$635,851,029	$1,310,558
Net assets from contracts in payout	475,686	1,412,739	970,392	771,089	—
Total Net Assets	$249,848,369	$119,852,128	$92,422,989	$636,622,118	$1,310,558

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$43,696,108	$20,772,664	$46,762,964	$110,551,441	$1,076,149,994
Due from Brighthouse Life Insurance Company	—	—	—	—	19
Total Assets	43,696,108	20,772,664	46,762,964	110,551,441	1,076,150,013
Liabilities:
Due to Brighthouse Life Insurance Company	2	1	5	1	—
Total Liabilities	2	1	5	1	—
Net Assets	$43,696,106	$20,772,663	$46,762,959	$110,551,440	$1,076,150,013
Contract Owners' Equity
Net assets from accumulation units	$43,610,570	$20,772,663	$46,710,858	$110,497,067	$1,073,650,274
Net assets from contracts in payout	85,536	—	52,101	54,373	2,499,739
Total Net Assets	$43,696,106	$20,772,663	$46,762,959	$110,551,440	$1,076,150,013

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount
Assets:
Investments at fair value	$291,543,010	$121,811,143	$63,122,961	$86,775,703	$129,542,249
Due from Brighthouse Life Insurance Company	860	18	331	104	8
Total Assets	291,543,870	121,811,161	63,123,292	86,775,807	129,542,257
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$291,543,870	$121,811,161	$63,123,292	$86,775,807	$129,542,257
Contract Owners' Equity
Net assets from accumulation units	$288,778,990	$120,913,189	$62,745,728	$85,350,144	$129,354,285
Net assets from contracts in payout	2,764,880	897,972	377,564	1,425,663	187,972
Total Net Assets	$291,543,870	$121,811,161	$63,123,292	$86,775,807	$129,542,257

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	Delaware VIP® Small Cap Value Subaccount	DWS Small Mid Cap Value VIP Subaccount
Assets:
Investments at fair value	$119,587,937	$54,069,714	$1,176,981	$10,482,499	$3,262,859
Due from Brighthouse Life Insurance Company	66	—	—	1	—
Total Assets	119,588,003	54,069,714	1,176,981	10,482,500	3,262,859
Liabilities:
Due to Brighthouse Life Insurance Company	—	13	7	—	20
Total Liabilities	—	13	7	—	20
Net Assets	$119,588,003	$54,069,701	$1,176,974	$10,482,500	$3,262,839
Contract Owners' Equity
Net assets from accumulation units	$118,545,949	$53,828,106	$1,176,974	$10,482,500	$3,262,839
Net assets from contracts in payout	1,042,054	241,595	—	—	—
Total Net Assets	$119,588,003	$54,069,701	$1,176,974	$10,482,500	$3,262,839

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount
Assets:
Investments at fair value	$255,315,493	$2,026,088	$237,742,363	$861,064	$1,902,501
Due from Brighthouse Life Insurance Company	145	—	4	—	—
Total Assets	255,315,638	2,026,088	237,742,367	861,064	1,902,501
Liabilities:
Due to Brighthouse Life Insurance Company	—	13	—	1	—
Total Liabilities	—	13	—	1	—
Net Assets	$255,315,638	$2,026,075	$237,742,367	$861,063	$1,902,501
Contract Owners' Equity
Net assets from accumulation units	$254,324,386	$2,026,075	$237,325,206	$861,063	$1,902,501
Net assets from contracts in payout	991,252	—	417,161	—	—
Total Net Assets	$255,315,638	$2,026,075	$237,742,367	$861,063	$1,902,501

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Subaccount	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount
Assets:
Investments at fair value	$1,429,715	$540,286	$1,149,098	$723,462,421	$14,084,481
Due from Brighthouse Life Insurance Company	—	2	1	—	—
Total Assets	1,429,715	540,288	1,149,099	723,462,421	14,084,481
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	1	4
Total Liabilities	—	—	—	1	4
Net Assets	$1,429,715	$540,288	$1,149,099	$723,462,420	$14,084,477
Contract Owners' Equity
Net assets from accumulation units	$1,429,715	$540,288	$1,149,099	$723,462,420	$14,065,666
Net assets from contracts in payout	—	—	—	—	18,811
Total Net Assets	$1,429,715	$540,288	$1,149,099	$723,462,420	$14,084,477

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
Assets:
Investments at fair value	$263,609,526	$13,797,419	$10,403,873	$12,163,140	$29,521,573
Due from Brighthouse Life Insurance Company	134	—	—	—	9
Total Assets	263,609,660	13,797,419	10,403,873	12,163,140	29,521,582
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	1	228	—
Total Liabilities	—	—	1	228	—
Net Assets	$263,609,660	$13,797,419	$10,403,872	$12,162,912	$29,521,582
Contract Owners' Equity
Net assets from accumulation units	$262,638,766	$13,767,183	$10,379,029	$12,162,912	$29,389,646
Net assets from contracts in payout	970,894	30,236	24,843	—	131,936
Total Net Assets	$263,609,660	$13,797,419	$10,403,872	$12,162,912	$29,521,582

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Developing Markets VIP Subaccount	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equity and Income Subaccount
Assets:
Investments at fair value	$13,790,507	$37,803,619	$4,092,719	$708,306	$40,614,501
Due from Brighthouse Life Insurance Company	22	10	52	1	—
Total Assets	13,790,529	37,803,629	4,092,771	708,307	40,614,501
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	19
Total Liabilities	—	—	—	—	19
Net Assets	$13,790,529	$37,803,629	$4,092,771	$708,307	$40,614,482
Contract Owners' Equity
Net assets from accumulation units	$13,790,529	$37,558,721	$3,781,080	$689,619	$40,377,755
Net assets from contracts in payout	—	244,908	311,691	18,688	236,727
Total Net Assets	$13,790,529	$37,803,629	$4,092,771	$708,307	$40,614,482

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	Invesco V.I. Government Securities Subaccount	Invesco V.I. S&P 500 Index Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount
Assets:
Investments at fair value	$4,256,837	$2,493,901	$16,132,801	$446,345	$30,086,257
Due from Brighthouse Life Insurance Company	—	3	68	—	3
Total Assets	4,256,837	2,493,904	16,132,869	446,345	30,086,260
Liabilities:
Due to Brighthouse Life Insurance Company	6	—	—	30	—
Total Liabilities	6	—	—	30	—
Net Assets	$4,256,831	$2,493,904	$16,132,869	$446,315	$30,086,260
Contract Owners' Equity
Net assets from accumulation units	$4,090,765	$2,461,229	$16,038,200	$446,315	$29,908,568
Net assets from contracts in payout	166,066	32,675	94,669	—	177,692
Total Net Assets	$4,256,831	$2,493,904	$16,132,869	$446,315	$30,086,260

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Aggressive Growth Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount
Assets:
Investments at fair value	$72,535,842	$267,884,294	$89,454,576	$124,612,558	$104,006,196
Due from Brighthouse Life Insurance Company	92,185	81	37	55	8
Total Assets	72,628,027	267,884,375	89,454,613	124,612,613	104,006,204
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$72,628,027	$267,884,375	$89,454,613	$124,612,613	$104,006,204
Contract Owners' Equity
Net assets from accumulation units	$72,523,676	$265,684,004	$88,261,125	$123,222,685	$102,774,693
Net assets from contracts in payout	104,351	2,200,371	1,193,488	1,389,928	1,231,511
Total Net Assets	$72,628,027	$267,884,375	$89,454,613	$124,612,613	$104,006,204

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2021

	LMPVET ClearBridge Variable Mid Cap Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	LMPVET Franklin Multi-Asset Variable Growth Subaccount	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount
Assets:
Investments at fair value	$33,570,643	$61,701,825	$34,229,173	$19,722,679	$27,097,441
Due from Brighthouse Life Insurance Company	20	77	—	—	—
Total Assets	33,570,663	61,701,902	34,229,173	19,722,679	27,097,441
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	2	2	1
Total Liabilities	—	—	2	2	1
Net Assets	$33,570,663	$61,701,902	$34,229,171	$19,722,677	$27,097,440
Contract Owners' Equity
Net assets from accumulation units	$33,447,882	$61,432,170	$33,574,327	$19,534,521	$26,791,393
Net assets from contracts in payout	122,781	269,732	654,844	188,156	306,047
Total Net Assets	$33,570,663	$61,701,902	$34,229,171	$19,722,677	$27,097,440

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Core Plus Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer VCT Mid Cap Value VCT Subaccount	Pioneer VCT Real Estate Shares VCT Subaccount
Assets:
Investments at fair value	$42,733,678	$3,220,310	$14,841,873	$14,907,236	$5,219,615
Due from Brighthouse Life Insurance Company	—	—	16	7	—
Total Assets	42,733,678	3,220,310	14,841,889	14,907,243	5,219,615
Liabilities:
Due to Brighthouse Life Insurance Company	18	8	—	—	2
Total Liabilities	18	8	—	—	2
Net Assets	$42,733,660	$3,220,302	$14,841,889	$14,907,243	$5,219,613
Contract Owners' Equity
Net assets from accumulation units	$42,271,689	$3,131,662	$14,632,884	$14,905,626	$5,219,613
Net assets from contracts in payout	461,971	88,640	209,005	1,617	—
Total Net Assets	$42,733,660	$3,220,302	$14,841,889	$14,907,243	$5,219,613

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2021

TAP 1919 Variable Socially Responsive Balanced Subaccount
Assets:
Investments at fair value	$43,958,599
Due from Brighthouse Life Insurance Company	2
Total Assets	43,958,601
Liabilities:
Due to Brighthouse Life Insurance Company	—
Total Liabilities	—
Net Assets	$43,958,601
Contract Owners' Equity
Net assets from accumulation units	$43,915,255
Net assets from contracts in payout	43,346
Total Net Assets	$43,958,601

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2021

	AB VPS Global Thematic Growth Subaccount	Alger Capital Appreciation Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount
Investment Income:
Dividends	$—	$—	$381,394	$—	$682,488
Expenses:
Mortality and expense risk and other charges	5,465	48,719	1,706,825	29,169	5,010,478
Administrative charges	526	4,386	150,436	2,943	427,549
Total expenses	5,991	53,105	1,857,261	32,112	5,438,027
Net investment income (loss)	(5,991)	(53,105)	(1,475,867)	(32,112)	(4,755,539)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	39,061	561,614	5,571,806	44,321	40,586,106
Realized gains (losses) on sale of investments	60,052	237,580	8,103,522	102,318	23,621,002
Net realized gains (losses)	99,113	799,194	13,675,328	146,639	64,207,108
Change in unrealized gains (losses) on investments	(27,281)	(270,734)	3,299,476	(17,859)	(1,404,090)
Net realized and change in unrealized gains (losses) on investments	71,832	528,460	16,974,804	128,780	62,803,018
Net increase (decrease) in net assets resulting from operations	$65,841	$475,355	$15,498,937	$96,668	$58,047,479

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount
Investment Income:
Dividends	$2,097,831	$60,890	$53,536	$39,881	$44,116
Expenses:
Mortality and expense risk and other charges	3,155,652	62,736	30,735	37,428	24,751
Administrative charges	271,361	6,580	486	988	766
Total expenses	3,427,013	69,316	31,221	38,416	25,517
Net investment income (loss)	(1,329,182)	(8,426)	22,315	1,465	18,599
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,868,918	178,357	152,461	157,379	97,369
Realized gains (losses) on sale of investments	9,852,055	20,296	120,325	122,666	53,085
Net realized gains (losses)	11,720,973	198,653	272,786	280,045	150,454
Change in unrealized gains (losses) on investments	27,320,411	(273,478)	186,393	420,493	61,994
Net realized and change in unrealized gains (losses) on investments	39,041,384	(74,825)	459,179	700,538	212,448
Net increase (decrease) in net assets resulting from operations	$37,712,202	$(83,251)	$481,494	$702,003	$231,047

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Subaccount	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount
Investment Income:
Dividends	$2,610,177	$858,072	$761,637	$79,460	$107,331
Expenses:
Mortality and expense risk and other charges	819,967	900,124	1,249,986	594,569	59,467
Administrative charges	43,073	4,350	54,389	48,872	5,214
Total expenses	863,040	904,474	1,304,375	643,441	64,681
Net investment income (loss)	1,747,137	(46,402)	(542,738)	(563,981)	42,650
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	5,701,526	40,785	—	—
Realized gains (losses) on sale of investments	226,768	1,364,802	2,133,478	1,999,196	(9,837)
Net realized gains (losses)	226,768	7,066,328	2,174,263	1,999,196	(9,837)
Change in unrealized gains (losses) on investments	537,057	4,595,477	21,453,650	(3,554,757)	22,092
Net realized and change in unrealized gains (losses) on investments	763,825	11,661,805	23,627,913	(1,555,561)	12,255
Net increase (decrease) in net assets resulting from operations	$2,510,962	$11,615,403	$23,085,175	$(2,119,542)	$54,905

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount
Investment Income:
Dividends	$334,548	$1,505,517	$391,991	$2,976,826	$338,965
Expenses:
Mortality and expense risk and other charges	612,624	661,826	689,379	2,377,477	4,933,111
Administrative charges	58,429	37,038	47,533	218,356	134,182
Total expenses	671,053	698,864	736,912	2,595,833	5,067,293
Net investment income (loss)	(336,505)	806,653	(344,921)	380,993	(4,728,328)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,414,633	—	—	—	15,222,825
Realized gains (losses) on sale of investments	1,855,190	652,435	516,284	7,048,242	18,357,903
Net realized gains (losses)	6,269,823	652,435	516,284	7,048,242	33,580,728
Change in unrealized gains (losses) on investments	2,929,171	12,551,494	3,132,913	33,185,784	20,631,205
Net realized and change in unrealized gains (losses) on investments	9,198,994	13,203,929	3,649,197	40,234,026	54,211,933
Net increase (decrease) in net assets resulting from operations	$8,862,489	$14,010,582	$3,304,276	$40,615,019	$49,483,605

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount
Investment Income:
Dividends	$—	$114,864	$1,395,831	$1,622,591	$3,641
Expenses:
Mortality and expense risk and other charges	253,518	144,293	1,701,450	9,529,402	1,357
Administrative charges	12,924	6,306	1,149	333,149	—
Total expenses	266,442	150,599	1,702,599	9,862,551	1,357
Net investment income (loss)	(266,442)	(35,735)	(306,768)	(8,239,960)	2,284
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,036,841	248,873	12,939,548	25,255,148	7,623
Realized gains (losses) on sale of investments	674,506	585,013	5,348,131	9,071,084	480
Net realized gains (losses)	3,711,347	833,886	18,287,679	34,326,232	8,103
Change in unrealized gains (losses) on investments	(2,512,275)	1,826,362	(1,139,612)	82,883,701	7,690
Net realized and change in unrealized gains (losses) on investments	1,199,072	2,660,248	17,148,067	117,209,933	15,793
Net increase (decrease) in net assets resulting from operations	$932,630	$2,624,513	$16,841,299	$108,969,973	$18,077

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount
Investment Income:
Dividends	$504,548	$—	$371,096	$2,383,133	$538
Expenses:
Mortality and expense risk and other charges	732,271	293,746	588,808	2,072,788	989
Administrative charges	58,038	24,565	37,407	146,751	—
Total expenses	790,309	318,311	626,215	2,219,539	989
Net investment income (loss)	(285,761)	(318,311)	(255,119)	163,594	(451)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,905,666	7,987,136	—	5,578,948	308
Realized gains (losses) on sale of investments	1,325,172	1,437,737	301,408	539,721	225
Net realized gains (losses)	3,230,838	9,424,873	301,408	6,118,669	533
Change in unrealized gains (losses) on investments	2,152,941	(11,105,982)	1,563,906	(10,438,195)	17,227
Net realized and change in unrealized gains (losses) on investments	5,383,779	(1,681,109)	1,865,314	(4,319,526)	17,760
Net increase (decrease) in net assets resulting from operations	$5,098,018	$(1,999,420)	$1,610,195	$(4,155,932)	$17,309

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount
Investment Income:
Dividends	$1,834,919	$2,190,968	$6,529,706	$—	$419,522
Expenses:
Mortality and expense risk and other charges	1,296,201	1,871,008	4,800,861	28,408	610,344
Administrative charges	—	—	363,325	2,526	50,396
Total expenses	1,296,201	1,871,008	5,164,186	30,934	660,740
Net investment income (loss)	538,718	319,960	1,365,520	(30,934)	(241,218)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,672,823	7,913,646	390,638	168,097	978,988
Realized gains (losses) on sale of investments	1,631,908	2,618,623	4,739,528	27,058	994,707
Net realized gains (losses)	6,304,731	10,532,269	5,130,166	195,155	1,973,695
Change in unrealized gains (losses) on investments	4,849,348	11,265,292	66,267,989	42,848	7,170,192
Net realized and change in unrealized gains (losses) on investments	11,154,079	21,797,561	71,398,155	238,003	9,143,887
Net increase (decrease) in net assets resulting from operations	$11,692,797	$22,117,521	$72,763,675	$207,069	$8,902,669
The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Investment Income:
Dividends	$2,863,958	$—	$506,574	$439,567	$1,455,868
Expenses:
Mortality and expense risk and other charges	1,521,973	3,312,588	2,128,972	202,183	718,943
Administrative charges	101,908	242,212	143,821	8,761	20,786
Total expenses	1,623,881	3,554,800	2,272,793	210,944	739,729
Net investment income (loss)	1,240,077	(3,554,800)	(1,766,219)	228,623	716,139
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,091,891	34,321,269	—	186,214	1,921,923
Realized gains (losses) on sale of investments	410,030	14,845,865	(153,481)	85,697	380,232
Net realized gains (losses)	2,501,921	49,167,134	(153,481)	271,911	2,302,155
Change in unrealized gains (losses) on investments	(5,971,677)	1,555,177	(743,432)	(174,881)	132,029
Net realized and change in unrealized gains (losses) on investments	(3,469,756)	50,722,311	(896,913)	97,030	2,434,184
Net increase (decrease) in net assets resulting from operations	$(2,229,679)	$47,167,511	$(2,663,132)	$325,653	$3,150,323

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount
Investment Income:
Dividends	$9,000,793	$11,167,324	$12,760	$10,578	$4,568,686
Expenses:
Mortality and expense risk and other charges	5,895,405	10,632,005	26,034	13,622	3,110,186
Administrative charges	165,191	441,845	2,464	1,077	13,957
Total expenses	6,060,596	11,073,850	28,498	14,699	3,124,143
Net investment income (loss)	2,940,197	93,474	(15,738)	(4,121)	1,444,543
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	22,212,671	43,379,045	36,792	35,208	21,389,162
Realized gains (losses) on sale of investments	3,987,886	14,798,729	51,156	20,923	6,574,561
Net realized gains (losses)	26,200,557	58,177,774	87,948	56,131	27,963,723
Change in unrealized gains (losses) on investments	9,025,251	21,211,980	276,750	40,363	125,626
Net realized and change in unrealized gains (losses) on investments	35,225,808	79,389,754	364,698	96,494	28,089,349
Net increase (decrease) in net assets resulting from operations	$38,166,005	$79,483,228	$348,960	$92,373	$29,533,892

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$1,500,929	$—	$—	$—	$1,197,390
Expenses:
Mortality and expense risk and other charges	1,770,817	1,215,239	7,871,754	31,352	549,367
Administrative charges	136,672	106,848	110,930	2,485	9
Total expenses	1,907,489	1,322,087	7,982,684	33,837	549,376
Net investment income (loss)	(406,560)	(1,322,087)	(7,982,684)	(33,837)	648,014
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,969,046	12,724,705	128,370,011	107,499	—
Realized gains (losses) on sale of investments	2,613,202	2,939,872	20,895,113	137,783	121,162
Net realized gains (losses)	8,582,248	15,664,577	149,265,124	245,282	121,162
Change in unrealized gains (losses) on investments	15,066,668	(3,110,272)	(50,191,720)	113,339	(2,279,969)
Net realized and change in unrealized gains (losses) on investments	23,648,916	12,554,305	99,073,404	358,621	(2,158,807)
Net increase (decrease) in net assets resulting from operations	$23,242,356	$11,232,218	$91,090,720	$324,784	$(1,510,793)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Investment Income:
Dividends	$207,200	$860,377	$1,163,204	$15,178,959	$5,041,861
Expenses:
Mortality and expense risk and other charges	224,628	543,716	1,369,030	12,281,861	4,034,539
Administrative charges	—	872	3,589	125,936	276,312
Total expenses	224,628	544,588	1,372,619	12,407,797	4,310,851
Net investment income (loss)	(17,428)	315,789	(209,415)	2,771,162	731,010
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	951,157	—	5,852,801	62,091,255	17,623,240
Realized gains (losses) on sale of investments	576,319	261,670	4,131,724	43,222,138	6,466,399
Net realized gains (losses)	1,527,476	261,670	9,984,525	105,313,393	24,089,639
Change in unrealized gains (losses) on investments	2,506,266	3,673,295	4,207,600	130,969,125	9,211,391
Net realized and change in unrealized gains (losses) on investments	4,033,742	3,934,965	14,192,125	236,282,518	33,301,030
Net increase (decrease) in net assets resulting from operations	$4,016,314	$4,250,754	$13,982,710	$239,053,680	$34,032,040

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Investment Income:
Dividends	$1,812,560	$40,974	$—	$—	$4,545,357
Expenses:
Mortality and expense risk and other charges	1,709,008	814,119	1,210,467	1,634,172	1,882,650
Administrative charges	109,681	36,162	89,092	42,222	157,840
Total expenses	1,818,689	850,281	1,299,559	1,676,394	2,040,490
Net investment income (loss)	(6,129)	(809,307)	(1,299,559)	(1,676,394)	2,504,867
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,215,067	3,981,421	9,450,506	15,164,469	—
Realized gains (losses) on sale of investments	2,778,639	2,293,486	3,544,870	4,165,176	864,543
Net realized gains (losses)	3,993,706	6,274,907	12,995,376	19,329,645	864,543
Change in unrealized gains (losses) on investments	20,855,359	4,123,593	2,385,603	(5,092,711)	(2,079,772)
Net realized and change in unrealized gains (losses) on investments	24,849,065	10,398,500	15,380,979	14,236,934	(1,215,229)
Net increase (decrease) in net assets resulting from operations	$24,842,936	$9,589,193	$14,081,420	$12,560,540	$1,289,638

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	Delaware VIP® Small Cap Value Subaccount	DWS Small Mid Cap Value VIP Subaccount	Fidelity® VIP Contrafund® Subaccount
Investment Income:
Dividends	$1,488,339	$6,458	$84,488	$29,016	$72,829
Expenses:
Mortality and expense risk and other charges	678,902	20,573	63,424	61,064	3,188,423
Administrative charges	44,276	1,596	37	4,889	134,951
Total expenses	723,178	22,169	63,461	65,953	3,323,374
Net investment income (loss)	765,161	(15,711)	21,027	(36,937)	(3,250,545)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	24,054	—	—	30,067,495
Realized gains (losses) on sale of investments	(44,097)	23,267	235,991	22,538	13,019,259
Net realized gains (losses)	(44,097)	47,321	235,991	22,538	43,086,754
Change in unrealized gains (losses) on investments	(2,295,856)	199,388	2,533,978	793,335	15,011,093
Net realized and change in unrealized gains (losses) on investments	(2,339,953)	246,709	2,769,969	815,873	58,097,847
Net increase (decrease) in net assets resulting from operations	$(1,574,792)	$230,998	$2,790,996	$778,936	$54,847,302

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount	Fidelity® VIP Freedom 2030 Subaccount
Investment Income:
Dividends	$2,379	$4,284,077	$7,198	$15,578	$11,907
Expenses:
Mortality and expense risk and other charges	29,664	2,863,375	7,997	16,459	9,712
Administrative charges	1,815	6,655	4	—	2
Total expenses	31,479	2,870,030	8,001	16,459	9,714
Net investment income (loss)	(29,100)	1,414,047	(803)	(881)	2,193
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	217,691	25,145,076	47,170	65,263	47,834
Realized gains (losses) on sale of investments	292,354	4,592,273	24,193	39,747	13,588
Net realized gains (losses)	510,045	29,737,349	71,363	105,010	61,422
Change in unrealized gains (losses) on investments	5,510	16,043,866	2,226	58,354	51,682
Net realized and change in unrealized gains (losses) on investments	515,555	45,781,215	73,589	163,364	113,104
Net increase (decrease) in net assets resulting from operations	$486,455	$47,195,262	$72,786	$162,483	$115,297

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount	Fidelity® VIP Mid Cap Subaccount
Investment Income:
Dividends	$3,555	$7,719	$7,910,067	$756,023	$905,784
Expenses:
Mortality and expense risk and other charges	3,957	8,696	14,204,058	179,425	3,191,886
Administrative charges	—	—	—	8	111,341
Total expenses	3,957	8,696	14,204,058	179,433	3,303,227
Net investment income (loss)	(402)	(977)	(6,293,991)	576,590	(2,397,443)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	19,352	37,668	11,868,864	—	41,109,990
Realized gains (losses) on sale of investments	23,417	4,861	5,068,070	(102,554)	9,588,257
Net realized gains (losses)	42,769	42,529	16,936,934	(102,554)	50,698,247
Change in unrealized gains (losses) on investments	28,100	110,808	58,567,018	(33,459)	5,462,980
Net realized and change in unrealized gains (losses) on investments	70,869	153,337	75,503,952	(136,013)	56,161,227
Net increase (decrease) in net assets resulting from operations	$70,467	$152,360	$69,209,961	$440,577	$53,763,784

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
Investment Income:
Dividends	$636,294	$298,788	$104,204	$—	$138,936
Expenses:
Mortality and expense risk and other charges	224,540	157,661	211,326	495,929	185,441
Administrative charges	20,450	15,921	17,816	33,035	225
Total expenses	244,990	173,582	229,142	528,964	185,666
Net investment income (loss)	391,304	125,206	(124,938)	(528,964)	(46,730)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	392,463	3,642,954	318,417
Realized gains (losses) on sale of investments	137,483	124,900	712,366	1,157,679	410,126
Net realized gains (losses)	137,483	124,900	1,104,829	4,800,633	728,543
Change in unrealized gains (losses) on investments	1,330,047	1,432,664	1,612,740	(1,802,483)	(1,648,157)
Net realized and change in unrealized gains (losses) on investments	1,467,530	1,557,564	2,717,569	2,998,150	(919,614)
Net increase (decrease) in net assets resulting from operations	$1,858,834	$1,682,770	$2,592,631	$2,469,186	$(966,344)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equity and Income Subaccount	Invesco V.I. Government Securities Subaccount
Investment Income:
Dividends	$747,797	$74,162	$13,518	$659,337	$98,322
Expenses:
Mortality and expense risk and other charges	683,456	62,212	14,090	602,973	76,452
Administrative charges	49,176	6,164	1,012	60,092	6,936
Total expenses	732,632	68,376	15,102	663,065	83,388
Net investment income (loss)	15,165	5,786	(1,584)	(3,728)	14,934
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	2,716	392,359	—
Realized gains (losses) on sale of investments	165,044	175,540	34,608	1,183,229	11,488
Net realized gains (losses)	165,044	175,540	37,324	1,575,588	11,488
Change in unrealized gains (losses) on investments	902,154	903,358	64,958	4,374,875	(222,568)
Net realized and change in unrealized gains (losses) on investments	1,067,198	1,078,898	102,282	5,950,463	(211,080)
Net increase (decrease) in net assets resulting from operations	$1,082,363	$1,084,684	$100,698	$5,946,735	$(196,146)

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. S&P 500 Index Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount	LMPVET ClearBridge Variable Aggressive Growth Subaccount
Investment Income:
Dividends	$23,998	$37,005	$1,613	$310,224	$125,325
Expenses:
Mortality and expense risk and other charges	47,931	192,376	2,672	394,140	2,157,848
Administrative charges	3,462	14,422	9	4,876	124,916
Total expenses	51,393	206,798	2,681	399,016	2,282,764
Net investment income (loss)	(27,395)	(169,793)	(1,068)	(88,792)	(2,157,439)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	247,161	1,395,924	21,715	—	20,309,947
Realized gains (losses) on sale of investments	55,444	921,005	48,509	306,613	110,970,120
Net realized gains (losses)	302,605	2,316,929	70,224	306,613	131,280,067
Change in unrealized gains (losses) on investments	239,716	48,607	5,406	3,168,764	(98,205,237)
Net realized and change in unrealized gains (losses) on investments	542,321	2,365,536	75,630	3,475,377	33,074,830
Net increase (decrease) in net assets resulting from operations	$514,926	$2,195,743	$74,562	$3,386,585	$30,917,391

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2021

	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Mid Cap Subaccount
Investment Income:
Dividends	$1,573,307	$1,194,401	$—	$1,023,974	$8,695
Expenses:
Mortality and expense risk and other charges	3,659,338	1,472,192	1,700,410	1,314,065	511,030
Administrative charges	359,148	127,308	122,627	115,855	48,014
Total expenses	4,018,486	1,599,500	1,823,037	1,429,920	559,044
Net investment income (loss)	(2,445,179)	(405,099)	(1,823,037)	(405,946)	(550,349)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,558,506	6,365,761	7,565,966	8,543,783	3,700,323
Realized gains (losses) on sale of investments	18,424,262	5,746,808	8,931,574	3,002,023	2,001,439
Net realized gains (losses)	27,982,768	12,112,569	16,497,540	11,545,806	5,701,762
Change in unrealized gains (losses) on investments	25,508,919	7,129,954	7,311,635	10,711,435	2,291,773
Net realized and change in unrealized gains (losses) on investments	53,491,687	19,242,523	23,809,175	22,257,241	7,993,535
Net increase (decrease) in net assets resulting from operations	$51,046,508	$18,837,424	$21,986,138	$21,851,295	$7,443,186

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	LMPVET Franklin Multi-Asset Variable Growth Subaccount	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	LMPVIT Western Asset Core Plus Subaccount
Investment Income:
Dividends	$—	$1,130,013	$788,864	$1,104,817	$1,104,438
Expenses:
Mortality and expense risk and other charges	911,283	464,056	242,178	350,933	661,125
Administrative charges	64,403	53,357	28,934	41,418	63,560
Total expenses	975,686	517,413	271,112	392,351	724,685
Net investment income (loss)	(975,686)	612,600	517,752	712,466	379,753
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,381,581	1,724,686	1,370,275	1,644,941	—
Realized gains (losses) on sale of investments	3,752,074	1,441,507	330,835	845,302	(139,010)
Net realized gains (losses)	11,133,655	3,166,193	1,701,110	2,490,243	(139,010)
Change in unrealized gains (losses) on investments	(3,665,182)	(414,932)	1,062,265	631,750	(1,862,357)
Net realized and change in unrealized gains (losses) on investments	7,468,473	2,751,261	2,763,375	3,121,993	(2,001,367)
Net increase (decrease) in net assets resulting from operations	$6,492,787	$3,363,861	$3,281,127	$3,834,459	$(1,621,614)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2021

	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer VCT Mid Cap Value VCT Subaccount
Investment Income:
Dividends	$144,190	$—	$108,716
Expenses:
Mortality and expense risk and other charges	57,679	288,704	234,363
Administrative charges	5,079	25,979	21,521
Total expenses	62,758	314,683	255,884
Net investment income (loss)	81,432	(314,683)	(147,168)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,265,520	—
Realized gains (losses) on sale of investments	(11,228)	1,243,899	291,246
Net realized gains (losses)	(11,228)	5,509,419	291,246
Change in unrealized gains (losses) on investments	(85,405)	(5,309,826)	3,241,928
Net realized and change in unrealized gains (losses) on investments	(96,633)	199,593	3,533,174
Net increase (decrease) in net assets resulting from operations	$(15,201)	$(115,090)	$3,386,006

The accompanying notes are an integral part of these financial statements.

	Pioneer VCT Real Estate Shares VCT Subaccount	TAP 1919 Variable Socially Responsive Balanced Subaccount
Investment Income:
Dividends	$47,781	$147,025
Expenses:
Mortality and expense risk and other charges	86,754	523,818
Administrative charges	7,066	12,965
Total expenses	93,820	536,783
Net investment income (loss)	(46,039)	(389,758)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,049,735
Realized gains (losses) on sale of investments	(399,046)	1,741,731
Net realized gains (losses)	(399,046)	5,791,466
Change in unrealized gains (losses) on investments	1,988,338	1,357,942
Net realized and change in unrealized gains (losses) on investments	1,589,292	7,149,408
Net increase (decrease) in net assets resulting from operations	$1,543,253	$6,759,650

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	AB VPS Global Thematic Growth Subaccount		Alger Capital Appreciation Subaccount		American Funds® Global Growth Subaccount		American Funds® Global Small Capitalization Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,991)	$(4,383)	$(53,105)	$(44,623)	$(1,475,867)	$(1,249,547)	$(32,112)	$(23,503)
Net realized gains (losses)	99,113	105,293	799,194	497,853	13,675,328	7,647,702	146,639	137,314
Change in unrealized gains (losses) on investments	(27,281)	15,395	(270,734)	379,691	3,299,476	18,801,152	(17,859)	297,752
Net increase (decrease) in net assets resulting from operations	65,841	116,305	475,355	832,921	15,498,937	25,199,307	96,668	411,563
Contract Transactions:
Purchase payments received from contract owners	—	—	1,908	1,272	473,258	314,419	1,960	2,261
Net transfers (including fixed account)	(2,820)	(42,658)	(11,780)	(71,093)	(1,299,342)	(4,039,320)	(3,743)	(65,636)
Contract charges	(130)	(162)	(254)	(331)	(8,174)	(10,762)	(456)	(507)
Transfers for contract benefits and terminations	(87,948)	(88,271)	(767,381)	(206,401)	(12,978,814)	(9,092,219)	(148,850)	(130,481)
Net increase (decrease) in net assets resulting from contract transactions	(90,898)	(131,091)	(777,507)	(276,553)	(13,813,072)	(12,827,882)	(151,089)	(194,363)
Net increase (decrease) in net assets	(25,057)	(14,786)	(302,152)	556,368	1,685,865	12,371,425	(54,421)	217,200
Net Assets:
Beginning of year	365,325	380,111	2,806,408	2,250,040	111,442,647	99,071,222	1,921,536	1,704,336
End of year	$340,268	$365,325	$2,504,256	$2,806,408	$113,128,512	$111,442,647	$1,867,115	$1,921,536

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		American Funds® The Bond Fund of America Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,755,539)	$(3,550,779)	$(1,329,182)	$(769,039)	$(8,426)	$27,462
Net realized gains (losses)	64,207,108	19,720,148	11,720,973	8,682,223	198,653	73,363
Change in unrealized gains (losses) on investments	(1,404,090)	90,904,790	27,320,411	10,480,608	(273,478)	196,523
Net increase (decrease) in net assets resulting from operations	58,047,479	107,074,159	37,712,202	18,393,792	(83,251)	297,348
Contract Transactions:
Purchase payments received from contract owners	1,591,308	792,565	715,498	419,204	5,389	5,912
Net transfers (including fixed account)	(9,011,587)	(15,607,146)	(1,772,466)	(3,335,310)	381,753	983,323
Contract charges	(20,964)	(26,896)	(16,113)	(19,967)	(1,197)	(1,411)
Transfers for contract benefits and terminations	(33,673,315)	(21,803,747)	(23,000,260)	(18,462,603)	(531,090)	(402,820)
Net increase (decrease) in net assets resulting from contract transactions	(41,114,558)	(36,645,224)	(24,073,341)	(21,398,676)	(145,145)	585,004
Net increase (decrease) in net assets	16,932,921	70,428,935	13,638,861	(3,004,884)	(228,396)	882,352
Net Assets:
Beginning of year	309,665,050	239,236,115	182,005,882	185,010,766	4,535,947	3,653,595
End of year	$326,597,971	$309,665,050	$195,644,743	$182,005,882	$4,307,551	$4,535,947

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,315	$40,401	$1,465	$33,302	$18,599	$23,656	$1,747,137	$2,507,548
Net realized gains (losses)	272,786	200,973	280,045	300,283	150,454	86,006	226,768	(642,734)
Change in unrealized gains (losses) on investments	186,393	289,622	420,493	334,831	61,994	157,238	537,057	1,662,434
Net increase (decrease) in net assets resulting from operations	481,494	530,996	702,003	668,416	231,047	266,900	2,510,962	3,527,248
Contract Transactions:
Purchase payments received from contract owners	146,329	164,805	298,557	296,647	113,802	164,537	1,007,030	1,143,628
Net transfers (including fixed account)	58,565	(550,560)	(395,267)	(78,561)	280,264	(230,384)	2,558,738	(1,791,672)
Contract charges	(188)	(481)	(184)	(198)	(138)	(167)	(16,044)	(19,092)
Transfers for contract benefits and terminations	(863,050)	(166,435)	(359,994)	(295,883)	(537,512)	(404,048)	(6,530,287)	(6,255,351)
Net increase (decrease) in net assets resulting from contract transactions	(658,344)	(552,671)	(456,888)	(77,995)	(143,584)	(470,062)	(2,980,563)	(6,922,487)
Net increase (decrease) in net assets	(176,850)	(21,675)	245,115	590,421	87,463	(203,162)	(469,601)	(3,395,239)
Net Assets:
Beginning of year	4,440,214	4,461,889	5,064,893	4,474,472	2,824,348	3,027,510	63,095,213	66,490,452
End of year	$4,263,364	$4,440,214	$5,310,008	$5,064,893	$2,911,811	$2,824,348	$62,625,612	$63,095,213

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(46,402)	$(20,367)	$(542,738)	$(69,320)	$(563,981)	$35,681
Net realized gains (losses)	7,066,328	6,580,414	2,174,263	1,176,525	1,999,196	667,292
Change in unrealized gains (losses) on investments	4,595,477	3,881,772	21,453,650	(3,469,892)	(3,554,757)	6,696,133
Net increase (decrease) in net assets resulting from operations	11,615,403	10,441,819	23,085,175	(2,362,687)	(2,119,542)	7,399,106
Contract Transactions:
Purchase payments received from contract owners	1,809,410	1,974,730	836,471	887,646	225,830	92,057
Net transfers (including fixed account)	(618,476)	(1,743,855)	(2,903,580)	(459,294)	(893,407)	(1,070,772)
Contract charges	(39,778)	(41,378)	(24,231)	(24,960)	(3,647)	(4,826)
Transfers for contract benefits and terminations	(5,482,615)	(4,046,603)	(9,190,768)	(6,030,520)	(3,467,560)	(3,129,544)
Net increase (decrease) in net assets resulting from contract transactions	(4,331,459)	(3,857,106)	(11,282,108)	(5,627,128)	(4,138,784)	(4,113,085)
Net increase (decrease) in net assets	7,283,944	6,584,713	11,803,067	(7,989,815)	(6,258,326)	3,286,021
Net Assets:
Beginning of year	70,679,066	64,094,353	80,202,218	88,192,033	36,618,270	33,332,249
End of year	$77,963,010	$70,679,066	$92,005,285	$80,202,218	$30,359,944	$36,618,270

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$42,650	$91,953	$(336,505)	$(192,626)	$806,653	$1,360,658	$(344,921)	$672,300
Net realized gains (losses)	(9,837)	(42,698)	6,269,823	3,259,231	652,435	174,077	516,284	(735,882)
Change in unrealized gains (losses) on investments	22,092	(70,687)	2,929,171	3,913,197	12,551,494	(4,722,234)	3,132,913	1,731,141
Net increase (decrease) in net assets resulting from operations	54,905	(21,432)	8,862,489	6,979,802	14,010,582	(3,187,499)	3,304,276	1,667,559
Contract Transactions:
Purchase payments received from contract owners	—	—	241,973	113,634	954,326	1,017,295	520,522	571,102
Net transfers (including fixed account)	197,827	(358,431)	(368,929)	(1,103,665)	(1,454,597)	460,494	(789,283)	(578,105)
Contract charges	(52)	(55)	(16,875)	(18,486)	(10,873)	(12,029)	(5,350)	(6,415)
Transfers for contract benefits and terminations	(235,938)	(177,790)	(4,361,764)	(3,165,937)	(4,552,706)	(4,008,337)	(5,154,893)	(3,541,112)
Net increase (decrease) in net assets resulting from contract transactions	(38,163)	(536,276)	(4,505,595)	(4,174,454)	(5,063,850)	(2,542,577)	(5,429,004)	(3,554,530)
Net increase (decrease) in net assets	16,742	(557,708)	4,356,894	2,805,348	8,946,732	(5,730,076)	(2,124,728)	(1,886,971)
Net Assets:
Beginning of year	3,456,000	4,013,708	41,330,251	38,524,903	44,728,909	50,458,985	45,754,850	47,641,821
End of year	$3,472,742	$3,456,000	$45,687,145	$41,330,251	$53,675,641	$44,728,909	$43,630,122	$45,754,850

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$380,993	$655,860	$(4,728,328)	$(1,606,497)	$(266,442)	$(194,232)
Net realized gains (losses)	7,048,242	7,995,662	33,580,728	10,135,527	3,711,347	563,308
Change in unrealized gains (losses) on investments	33,185,784	(12,948,700)	20,631,205	66,761,811	(2,512,275)	5,633,828
Net increase (decrease) in net assets resulting from operations	40,615,019	(4,297,178)	49,483,605	75,290,841	932,630	6,002,904
Contract Transactions:
Purchase payments received from contract owners	574,698	456,842	3,991,583	3,613,870	214,150	169,359
Net transfers (including fixed account)	(3,549,538)	1,185,804	(6,883,155)	(10,931,798)	217,464	(677,806)
Contract charges	(38,086)	(41,845)	(79,952)	(88,449)	(2,231)	(2,320)
Transfers for contract benefits and terminations	(17,786,110)	(12,298,743)	(31,599,791)	(22,620,180)	(1,793,473)	(1,483,732)
Net increase (decrease) in net assets resulting from contract transactions	(20,799,036)	(10,697,942)	(34,571,315)	(30,026,557)	(1,364,090)	(1,994,499)
Net increase (decrease) in net assets	19,815,983	(14,995,120)	14,912,290	45,264,284	(431,460)	4,008,405
Net Assets:
Beginning of year	137,078,924	152,074,044	359,649,007	314,384,723	16,747,297	12,738,892
End of year	$156,894,907	$137,078,924	$374,561,297	$359,649,007	$16,315,837	$16,747,297

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(35,735)	$(11,565)	$(306,768)	$(414,560)	$(8,239,960)	$(1,934,210)	$2,284	$2,512
Net realized gains (losses)	833,886	(249,879)	18,287,679	12,311,777	34,326,232	168,325,703	8,103	14,251
Change in unrealized gains (losses) on investments	1,826,362	627,738	(1,139,612)	4,317,460	82,883,701	(35,157,799)	7,690	(5,707)
Net increase (decrease) in net assets resulting from operations	2,624,513	366,294	16,841,299	16,214,677	108,969,973	131,233,694	18,077	11,056
Contract Transactions:
Purchase payments received from contract owners	174,056	198,226	1,376,538	1,186,137	6,104,686	5,136,835	22,943	22,928
Net transfers (including fixed account)	(53,109)	80,736	(1,671,641)	(3,526,101)	244,444,227	(16,566,806)	(212)	6,030
Contract charges	(1,610)	(1,574)	(49,105)	(55,278)	(267,982)	(210,474)	(25)	(28)
Transfers for contract benefits and terminations	(1,037,430)	(655,113)	(13,941,942)	(10,219,346)	(64,956,939)	(38,130,058)	(1,764)	(3,132)
Net increase (decrease) in net assets resulting from contract transactions	(918,093)	(377,725)	(14,286,150)	(12,614,588)	185,323,992	(49,770,503)	20,942	25,798
Net increase (decrease) in net assets	1,706,420	(11,431)	2,555,149	3,600,089	294,293,965	81,463,191	39,019	36,854
Net Assets:
Beginning of year	8,465,126	8,476,557	133,723,909	130,123,820	535,699,103	454,235,912	191,444	154,590
End of year	$10,171,546	$8,465,126	$136,279,058	$133,723,909	$829,993,068	$535,699,103	$230,463	$191,444
The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(285,761)	$335,376	$(318,311)	$(250,258)	$(255,119)	$560,350
Net realized gains (losses)	3,230,838	1,988,631	9,424,873	4,624,343	301,408	(75,259)
Change in unrealized gains (losses) on investments	2,152,941	2,846,336	(11,105,982)	8,583,274	1,563,906	3,256,270
Net increase (decrease) in net assets resulting from operations	5,098,018	5,170,343	(1,999,420)	12,957,359	1,610,195	3,741,361
Contract Transactions:
Purchase payments received from contract owners	654,440	250,782	19,339	12,645	799,740	915,585
Net transfers (including fixed account)	431,386	87,646	(1,977,979)	(2,070,187)	2,767,712	714,096
Contract charges	(15,427)	(17,710)	(448)	(632)	(5,630)	(6,895)
Transfers for contract benefits and terminations	(5,145,507)	(3,814,540)	(1,228,955)	(1,491,045)	(4,572,754)	(3,276,324)
Net increase (decrease) in net assets resulting from contract transactions	(4,075,108)	(3,493,822)	(3,188,043)	(3,549,219)	(1,010,932)	(1,653,538)
Net increase (decrease) in net assets	1,022,910	1,676,521	(5,187,463)	9,408,140	599,263	2,087,823
Net Assets:
Beginning of year	51,739,812	50,063,291	19,200,216	9,792,076	40,701,387	38,613,564
End of year	$52,762,722	$51,739,812	$14,012,753	$19,200,216	$41,300,650	$40,701,387

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$163,594	$2,929,929	$(451)	$761	$538,718	$1,325,628	$319,960	$1,468,869
Net realized gains (losses)	6,118,669	1,306,057	533	4,979	6,304,731	3,674,994	10,532,269	5,443,490
Change in unrealized gains (losses) on investments	(10,438,195)	4,606,480	17,227	(3,777)	4,849,348	2,738,510	11,265,292	4,808,558
Net increase (decrease) in net assets resulting from operations	(4,155,932)	8,842,466	17,309	1,963	11,692,797	7,739,132	22,117,521	11,720,917
Contract Transactions:
Purchase payments received from contract owners	1,373,253	2,611,941	18,056	8,699	1,264,557	1,732,111	2,276,238	2,297,754
Net transfers (including fixed account)	6,349,875	4,354,075	83,824	(15,829)	(197,931)	(700,117)	(1,687,247)	(2,196,402)
Contract charges	(20,281)	(27,140)	(5)	(5)	(79,137)	(85,196)	(99,886)	(107,864)
Transfers for contract benefits and terminations	(16,844,682)	(12,804,098)	—	—	(9,454,426)	(7,400,783)	(12,602,568)	(9,423,698)
Net increase (decrease) in net assets resulting from contract transactions	(9,141,835)	(5,865,222)	101,875	(7,135)	(8,466,937)	(6,453,985)	(12,113,463)	(9,430,210)
Net increase (decrease) in net assets	(13,297,767)	2,977,244	119,184	(5,172)	3,225,860	1,285,147	10,004,058	2,290,707
Net Assets:
Beginning of year	138,373,579	135,396,335	80,394	85,566	100,953,217	99,668,070	141,014,656	138,723,949
End of year	$125,075,812	$138,373,579	$199,578	$80,394	$104,179,077	$100,953,217	$151,018,714	$141,014,656

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,365,520	$2,512,834	$(30,934)	$(26,850)	$(241,218)	$(115,337)
Net realized gains (losses)	5,130,166	15,293,416	195,155	156,314	1,973,695	1,222,699
Change in unrealized gains (losses) on investments	66,267,989	(16,213,190)	42,848	163,165	7,170,192	440,651
Net increase (decrease) in net assets resulting from operations	72,763,675	1,593,060	207,069	292,629	8,902,669	1,548,013
Contract Transactions:
Purchase payments received from contract owners	2,955,218	2,753,708	—	—	93,717	122,161
Net transfers (including fixed account)	(5,178,399)	393,219	(12,275)	(26,652)	(1,416,535)	22,755
Contract charges	(76,537)	(83,206)	(152)	(204)	(2,183)	(2,976)
Transfers for contract benefits and terminations	(35,051,603)	(26,285,626)	(113,705)	(230,210)	(3,072,511)	(2,692,457)
Net increase (decrease) in net assets resulting from contract transactions	(37,351,321)	(23,221,905)	(126,132)	(257,066)	(4,397,512)	(2,550,517)
Net increase (decrease) in net assets	35,412,354	(21,628,845)	80,937	35,563	4,505,157	(1,002,504)
Net Assets:
Beginning of year	312,097,691	333,726,536	1,654,828	1,619,265	31,721,164	32,723,668
End of year	$347,510,045	$312,097,691	$1,735,765	$1,654,828	$36,226,321	$31,721,164

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,240,077	$2,209,756	$(3,554,800)	$(2,926,380)	$(1,766,219)	$885,241	$228,623	$191,958
Net realized gains (losses)	2,501,921	831,166	49,167,134	36,436,819	(153,481)	215,589	271,911	312,043
Change in unrealized gains (losses) on investments	(5,971,677)	4,139,971	1,555,177	39,305,148	(743,432)	(2,779,265)	(174,881)	613,978
Net increase (decrease) in net assets resulting from operations	(2,229,679)	7,180,893	47,167,511	72,815,587	(2,663,132)	(1,678,435)	325,653	1,117,979
Contract Transactions:
Purchase payments received from contract owners	885,854	1,064,617	1,226,680	1,016,271	9,892,564	11,969,595	170,453	197,017
Net transfers (including fixed account)	4,249,543	9,141,179	(2,282,717)	(5,461,441)	(1,190,398)	19,842,097	382,824	1,398,642
Contract charges	(21,699)	(26,900)	(46,012)	(50,964)	(59,708)	(68,182)	(4,609)	(5,139)
Transfers for contract benefits and terminations	(10,677,761)	(11,959,304)	(26,391,224)	(19,577,063)	(17,820,167)	(25,051,464)	(1,827,594)	(2,336,837)
Net increase (decrease) in net assets resulting from contract transactions	(5,564,063)	(1,780,408)	(27,493,273)	(24,073,197)	(9,177,709)	6,692,046	(1,278,926)	(746,317)
Net increase (decrease) in net assets	(7,793,742)	5,400,485	19,674,238	48,742,390	(11,840,841)	5,013,611	(953,273)	371,662
Net Assets:
Beginning of year	111,079,654	105,679,169	250,131,341	201,388,951	174,926,731	169,913,120	14,956,676	14,585,014
End of year	$103,285,912	$111,079,654	$269,805,579	$250,131,341	$163,085,890	$174,926,731	$14,003,403	$14,956,676

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$716,139	$665,815	$2,940,197	$2,926,487	$93,474	$847,471
Net realized gains (losses)	2,302,155	2,268,481	26,200,557	24,857,521	58,177,774	50,406,784
Change in unrealized gains (losses) on investments	132,029	1,935,761	9,025,251	17,240,157	21,211,980	29,294,421
Net increase (decrease) in net assets resulting from operations	3,150,323	4,870,057	38,166,005	45,024,165	79,483,228	80,548,676
Contract Transactions:
Purchase payments received from contract owners	1,023,889	678,908	5,336,257	5,738,863	10,019,658	9,057,262
Net transfers (including fixed account)	260,815	1,331,698	(1,008,008)	(6,168,430)	(411,974)	(9,626,791)
Contract charges	(22,873)	(24,346)	(198,183)	(214,558)	(266,454)	(291,417)
Transfers for contract benefits and terminations	(6,313,508)	(5,366,903)	(44,073,601)	(32,201,346)	(53,852,240)	(40,820,415)
Net increase (decrease) in net assets resulting from contract transactions	(5,051,677)	(3,380,643)	(39,943,535)	(32,845,471)	(44,511,010)	(41,681,361)
Net increase (decrease) in net assets	(1,901,354)	1,489,414	(1,777,530)	12,178,694	34,972,218	38,867,315
Net Assets:
Beginning of year	54,811,500	53,322,086	421,214,063	409,035,369	636,689,661	597,822,346
End of year	$52,910,146	$54,811,500	$419,436,533	$421,214,063	$671,661,879	$636,689,661

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Dimensional International Small Company Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(15,738)	$(12,763)	$(4,121)	$2,931	$1,444,543	$2,146,027	$(406,560)	$(169,920)
Net realized gains (losses)	87,948	3,681	56,131	9,439	27,963,723	13,312,589	8,582,248	12,092,916
Change in unrealized gains (losses) on investments	276,750	79,757	40,363	58,943	125,626	19,185,401	15,066,668	(2,854,790)
Net increase (decrease) in net assets resulting from operations	348,960	70,675	92,373	71,313	29,533,892	34,644,017	23,242,356	9,068,206
Contract Transactions:
Purchase payments received from contract owners	—	738	—	—	1,475,090	1,643,300	256,975	248,308
Net transfers (including fixed account)	(88,270)	(102,317)	(25,335)	62,434	(811,726)	(1,339,687)	(696,288)	(2,510,320)
Contract charges	(43)	(65)	(17)	(30)	(89,140)	(99,540)	(17,845)	(21,013)
Transfers for contract benefits and terminations	(44,029)	(4,763)	(273,422)	(57,806)	(24,362,487)	(17,120,210)	(13,358,529)	(10,369,449)
Net increase (decrease) in net assets resulting from contract transactions	(132,342)	(106,407)	(298,774)	4,598	(23,788,263)	(16,916,137)	(13,815,687)	(12,652,474)
Net increase (decrease) in net assets	216,618	(35,732)	(206,401)	75,911	5,745,629	17,727,880	9,426,669	(3,584,268)
Net Assets:
Beginning of year	1,443,362	1,479,094	842,253	766,342	244,102,740	226,374,860	110,425,459	114,009,727
End of year	$1,659,980	$1,443,362	$635,852	$842,253	$249,848,369	$244,102,740	$119,852,128	$110,425,459

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,322,087)	$(1,058,667)	$(7,982,684)	$(5,377,821)	$(33,837)	$(30,922)
Net realized gains (losses)	15,664,577	9,745,425	149,265,124	69,553,228	245,282	121,347
Change in unrealized gains (losses) on investments	(3,110,272)	11,899,934	(50,191,720)	157,400,008	113,339	116,610
Net increase (decrease) in net assets resulting from operations	11,232,218	20,586,692	91,090,720	221,575,415	324,784	207,035
Contract Transactions:
Purchase payments received from contract owners	595,891	421,353	3,974,645	3,974,643	624	594
Net transfers (including fixed account)	(763,520)	(1,412,732)	(6,784,773)	(16,635,432)	(339,115)	74,379
Contract charges	(29,171)	(31,565)	(175,338)	(191,897)	(29)	(48)
Transfers for contract benefits and terminations	(7,868,812)	(5,852,522)	(51,663,796)	(37,795,535)	(518,019)	(77,752)
Net increase (decrease) in net assets resulting from contract transactions	(8,065,612)	(6,875,466)	(54,649,262)	(50,648,221)	(856,539)	(2,827)
Net increase (decrease) in net assets	3,166,606	13,711,226	36,441,458	170,927,194	(531,755)	204,208
Net Assets:
Beginning of year	89,256,383	75,545,157	600,180,660	429,253,466	1,842,313	1,638,105
End of year	$92,422,989	$89,256,383	$636,622,118	$600,180,660	$1,310,558	$1,842,313

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$648,014	$924,914	$(17,428)	$37,740	$315,789	$809,853	$(209,415)	$137,669
Net realized gains (losses)	121,162	330,685	1,527,476	922,353	261,670	(444,629)	9,984,525	6,242,416
Change in unrealized gains (losses) on investments	(2,279,969)	1,700,208	2,506,266	953,119	3,673,295	2,281,871	4,207,600	9,240,545
Net increase (decrease) in net assets resulting from operations	(1,510,793)	2,955,807	4,016,314	1,913,212	4,250,754	2,647,095	13,982,710	15,620,630
Contract Transactions:
Purchase payments received from contract owners	661,925	711,506	728,794	788,375	984,780	985,913	1,247,078	1,257,647
Net transfers (including fixed account)	(1,414,992)	1,551,110	323,121	(530,864)	1,958	(845,116)	(1,069,378)	(3,040,480)
Contract charges	(19,476)	(25,720)	(5,581)	(5,732)	(16,609)	(18,207)	(38,525)	(39,418)
Transfers for contract benefits and terminations	(4,144,702)	(4,619,905)	(2,102,446)	(1,172,643)	(4,058,890)	(3,039,633)	(10,105,466)	(7,153,565)
Net increase (decrease) in net assets resulting from contract transactions	(4,917,245)	(2,383,009)	(1,056,112)	(920,864)	(3,088,761)	(2,917,043)	(9,966,291)	(8,975,816)
Net increase (decrease) in net assets	(6,428,038)	572,798	2,960,202	992,348	1,161,993	(269,948)	4,016,419	6,644,814
Net Assets:
Beginning of year	50,124,144	49,551,346	17,812,461	16,820,113	45,600,966	45,870,914	106,535,021	99,890,207
End of year	$43,696,106	$50,124,144	$20,772,663	$17,812,461	$46,762,959	$45,600,966	$110,551,440	$106,535,021

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,771,162	$5,159,271	$731,010	$2,170,436	$(6,129)	$415,116
Net realized gains (losses)	105,313,393	78,137,569	24,089,639	14,224,453	3,993,706	6,094,490
Change in unrealized gains (losses) on investments	130,969,125	50,083,046	9,211,391	4,037,156	20,855,359	(4,782,189)
Net increase (decrease) in net assets resulting from operations	239,053,680	133,379,886	34,032,040	20,432,045	24,842,936	1,727,417
Contract Transactions:
Purchase payments received from contract owners	8,897,175	9,023,417	2,768,163	2,262,567	1,158,019	953,920
Net transfers (including fixed account)	(11,616,050)	(21,417,552)	159,168	(2,609,832)	(855,146)	109,807
Contract charges	(319,456)	(338,195)	(72,381)	(85,182)	(22,053)	(23,850)
Transfers for contract benefits and terminations	(92,786,118)	(64,121,616)	(30,302,006)	(23,526,281)	(13,241,802)	(10,612,601)
Net increase (decrease) in net assets resulting from contract transactions	(95,824,449)	(76,853,946)	(27,447,056)	(23,958,728)	(12,960,982)	(9,572,724)
Net increase (decrease) in net assets	143,229,231	56,525,940	6,584,984	(3,526,683)	11,881,954	(7,845,307)
Net Assets:
Beginning of year	932,920,782	876,394,842	284,958,886	288,485,569	109,929,207	117,774,514
End of year	$1,076,150,013	$932,920,782	$291,543,870	$284,958,886	$121,811,161	$109,929,207

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(809,307)	$(626,301)	$(1,299,559)	$(1,027,941)	$(1,676,394)	$(1,397,027)	$2,504,867	$5,200,571
Net realized gains (losses)	6,274,907	4,827,643	12,995,376	6,887,126	19,329,645	14,106,420	864,543	192,172
Change in unrealized gains (losses) on investments	4,123,593	6,881,607	2,385,603	15,119,667	(5,092,711)	11,072,732	(2,079,772)	475,737
Net increase (decrease) in net assets resulting from operations	9,589,193	11,082,949	14,081,420	20,978,852	12,560,540	23,782,125	1,289,638	5,868,480
Contract Transactions:
Purchase payments received from contract owners	404,914	392,361	1,054,881	1,069,890	2,108,958	2,149,281	626,552	539,958
Net transfers (including fixed account)	(273,073)	(2,402,151)	427,343	(1,902,850)	(2,684,769)	(4,045,753)	4,344,395	2,309,494
Contract charges	(18,166)	(18,982)	(12,862)	(14,097)	(33,822)	(37,052)	(20,353)	(25,284)
Transfers for contract benefits and terminations	(5,676,700)	(4,799,309)	(8,125,301)	(5,820,908)	(12,574,023)	(8,288,908)	(13,861,239)	(12,034,190)
Net increase (decrease) in net assets resulting from contract transactions	(5,563,025)	(6,828,081)	(6,655,939)	(6,667,965)	(13,183,656)	(10,222,432)	(8,910,645)	(9,210,022)
Net increase (decrease) in net assets	4,026,168	4,254,868	7,425,481	14,310,887	(623,116)	13,559,693	(7,621,007)	(3,341,542)
Net Assets:
Beginning of year	59,097,124	54,842,256	79,350,326	65,039,439	130,165,373	116,605,680	127,209,010	130,550,552
End of year	$63,123,292	$59,097,124	$86,775,807	$79,350,326	$129,542,257	$130,165,373	$119,588,003	$127,209,010

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		Delaware VIP® Small Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$765,161	$1,059,737	$(15,711)	$(9,868)	$21,027	$52,726
Net realized gains (losses)	(44,097)	132,607	47,321	23,505	235,991	378,790
Change in unrealized gains (losses) on investments	(2,295,856)	988,239	199,388	153,717	2,533,978	(753,837)
Net increase (decrease) in net assets resulting from operations	(1,574,792)	2,180,583	230,998	167,354	2,790,996	(322,321)
Contract Transactions:
Purchase payments received from contract owners	881,221	881,032	—	—	55,050	78,459
Net transfers (including fixed account)	4,205,209	4,438,074	(6,838)	164,009	64,671	(108,821)
Contract charges	(21,452)	(26,453)	(23)	(22)	(27)	(19)
Transfers for contract benefits and terminations	(6,635,355)	(7,384,374)	(20,504)	(40,990)	(945,515)	(549,048)
Net increase (decrease) in net assets resulting from contract transactions	(1,570,377)	(2,091,721)	(27,365)	122,997	(825,821)	(579,429)
Net increase (decrease) in net assets	(3,145,169)	88,862	203,633	290,351	1,965,175	(901,750)
Net Assets:
Beginning of year	57,214,870	57,126,008	973,341	682,990	8,517,325	9,419,075
End of year	$54,069,701	$57,214,870	$1,176,974	$973,341	$10,482,500	$8,517,325

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	DWS Small Mid Cap Value VIP Subaccount		Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount		Fidelity® VIP Equity-Income Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(36,937)	$(23,827)	$(3,250,545)	$(2,640,893)	$(29,100)	$(23,979)	$1,414,047	$1,017,675
Net realized gains (losses)	22,538	37,573	43,086,754	8,661,362	510,045	59,182	29,737,349	8,795,720
Change in unrealized gains (losses) on investments	793,335	(125,288)	15,011,093	45,426,517	5,510	520,423	16,043,866	(998,515)
Net increase (decrease) in net assets resulting from operations	778,936	(111,542)	54,847,302	51,446,986	486,455	555,626	47,195,262	8,814,880
Contract Transactions:
Purchase payments received from contract owners	297	1,155	2,403,698	2,185,720	—	5,246	1,862,476	2,068,842
Net transfers (including fixed account)	(201,226)	126,929	(2,268,533)	(8,479,471)	19,375	(5,167)	(2,226,821)	(5,711,906)
Contract charges	(427)	(567)	(48,777)	(54,439)	(100)	(117)	(80,795)	(86,450)
Transfers for contract benefits and terminations	(315,051)	(458,293)	(23,533,547)	(16,845,054)	(763,668)	(63,198)	(17,562,622)	(14,200,277)
Net increase (decrease) in net assets resulting from contract transactions	(516,407)	(330,776)	(23,447,159)	(23,193,244)	(744,393)	(63,236)	(18,007,762)	(17,929,791)
Net increase (decrease) in net assets	262,529	(442,318)	31,400,143	28,253,742	(257,938)	492,390	29,187,500	(9,114,911)
Net Assets:
Beginning of year	3,000,310	3,442,628	223,915,495	195,661,753	2,284,013	1,791,623	208,554,867	217,669,778
End of year	$3,262,839	$3,000,310	$255,315,638	$223,915,495	$2,026,075	$2,284,013	$237,742,367	$208,554,867

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount		Fidelity® VIP Freedom 2030 Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(803)	$1,734	$(881)	$618	$2,193	$1,061
Net realized gains (losses)	71,363	34,099	105,010	84,598	61,422	49,330
Change in unrealized gains (losses) on investments	2,226	68,639	58,354	116,730	51,682	67,622
Net increase (decrease) in net assets resulting from operations	72,786	104,472	162,483	201,946	115,297	118,013
Contract Transactions:
Purchase payments received from contract owners	73,573	64,406	143,062	132,362	110,300	107,351
Net transfers (including fixed account)	77,093	197,300	368,746	(215,540)	338,514	(270,849)
Contract charges	(6,296)	(5,119)	(12,037)	(9,065)	(4,518)	(3,301)
Transfers for contract benefits and terminations	(151,580)	(76,226)	(270,631)	(24,458)	(74,425)	(41,336)
Net increase (decrease) in net assets resulting from contract transactions	(7,210)	180,361	229,140	(116,701)	369,871	(208,135)
Net increase (decrease) in net assets	65,576	284,833	391,623	85,245	485,168	(90,122)
Net Assets:
Beginning of year	795,487	510,654	1,510,878	1,425,633	944,547	1,034,669
End of year	$861,063	$795,487	$1,902,501	$1,510,878	$1,429,715	$944,547

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount		Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(402)	$205	$(977)	$(301)	$(6,293,991)	$(5,808,902)	$576,590	$532,134
Net realized gains (losses)	42,769	11,360	42,529	23,652	16,936,934	12,465,127	(102,554)	(196,942)
Change in unrealized gains (losses) on investments	28,100	48,464	110,808	85,698	58,567,018	73,194,703	(33,459)	(168,577)
Net increase (decrease) in net assets resulting from operations	70,467	60,029	152,360	109,049	69,209,961	79,850,928	440,577	166,615
Contract Transactions:
Purchase payments received from contract owners	132,907	120,375	120,703	99,431	—	7,396	88,968	101,396
Net transfers (including fixed account)	28,318	18,646	33,811	211,233	(216,474)	(279,403)	(138,370)	(242,284)
Contract charges	(973)	(611)	(1,143)	(404)	—	—	(5,824)	(7,389)
Transfers for contract benefits and terminations	(94,783)	(36,094)	(22,580)	(29,413)	(42,645,741)	(25,699,682)	(919,302)	(1,295,996)
Net increase (decrease) in net assets resulting from contract transactions	65,469	102,316	130,791	280,847	(42,862,215)	(25,971,689)	(974,528)	(1,444,273)
Net increase (decrease) in net assets	135,936	162,345	283,151	389,896	26,347,746	53,879,239	(533,951)	(1,277,658)
Net Assets:
Beginning of year	404,352	242,007	865,948	476,052	697,114,674	643,235,435	14,618,428	15,896,086
End of year	$540,288	$404,352	$1,149,099	$865,948	$723,462,420	$697,114,674	$14,084,477	$14,618,428

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,397,443)	$(1,784,907)	$391,304	$538,612	$125,206	$105,558
Net realized gains (losses)	50,698,247	(3,564)	137,483	(152,080)	124,900	142,983
Change in unrealized gains (losses) on investments	5,462,980	34,007,813	1,330,047	(734,712)	1,432,664	(1,113,327)
Net increase (decrease) in net assets resulting from operations	53,763,784	32,219,342	1,858,834	(348,180)	1,682,770	(864,786)
Contract Transactions:
Purchase payments received from contract owners	3,992,770	4,157,604	20,293	5,326	51,812	15,156
Net transfers (including fixed account)	(5,656,560)	(6,619,655)	128,701	(454,883)	(36,901)	77,155
Contract charges	(46,198)	(49,274)	(2,276)	(2,687)	(3,533)	(4,118)
Transfers for contract benefits and terminations	(23,520,800)	(16,197,564)	(1,497,172)	(1,375,711)	(1,262,033)	(989,180)
Net increase (decrease) in net assets resulting from contract transactions	(25,230,788)	(18,708,889)	(1,350,454)	(1,827,955)	(1,250,655)	(900,987)
Net increase (decrease) in net assets	28,532,996	13,510,453	508,380	(2,176,135)	432,115	(1,765,773)
Net Assets:
Beginning of year	235,076,664	221,566,211	13,289,039	15,465,174	9,971,757	11,737,530
End of year	$263,609,660	$235,076,664	$13,797,419	$13,289,039	$10,403,872	$9,971,757

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	FTVIPT Franklin Rising Dividends VIP Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(124,938)	$(78,008)	$(528,964)	$(426,621)	$(46,730)	$414,143	$15,165	$591,277
Net realized gains (losses)	1,104,829	723,672	4,800,633	3,404,009	728,543	386,291	165,044	(885,956)
Change in unrealized gains (losses) on investments	1,612,740	413,584	(1,802,483)	8,088,523	(1,648,157)	1,305,088	902,154	(1,010,321)
Net increase (decrease) in net assets resulting from operations	2,592,631	1,059,248	2,469,186	11,065,911	(966,344)	2,105,522	1,082,363	(1,305,000)
Contract Transactions:
Purchase payments received from contract owners	40,131	17,714	245,898	120,468	410,483	446,044	472,023	313,678
Net transfers (including fixed account)	(62,223)	(393,350)	(651,452)	(772,467)	(380,423)	(1,012,697)	280,934	1,477,061
Contract charges	(2,502)	(2,881)	(5,149)	(5,793)	(4,945)	(5,828)	(4,810)	(6,010)
Transfers for contract benefits and terminations	(1,683,243)	(2,611,397)	(3,429,202)	(2,322,031)	(1,491,532)	(1,056,083)	(4,085,142)	(4,032,448)
Net increase (decrease) in net assets resulting from contract transactions	(1,707,837)	(2,989,914)	(3,839,905)	(2,979,823)	(1,466,417)	(1,628,564)	(3,336,995)	(2,247,719)
Net increase (decrease) in net assets	884,794	(1,930,666)	(1,370,719)	8,086,088	(2,432,761)	476,958	(2,254,632)	(3,552,719)
Net Assets:
Beginning of year	11,278,118	13,208,784	30,892,301	22,806,213	16,223,290	15,746,332	40,058,261	43,610,980
End of year	$12,162,912	$11,278,118	$29,521,582	$30,892,301	$13,790,529	$16,223,290	$37,803,629	$40,058,261

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Comstock Subaccount		Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equity and Income Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,786	$22,899	$(1,584)	$4,057	$(3,728)	$178,478
Net realized gains (losses)	175,540	69,536	37,324	33,041	1,575,588	2,030,564
Change in unrealized gains (losses) on investments	903,358	(251,901)	64,958	(72,112)	4,374,875	138,119
Net increase (decrease) in net assets resulting from operations	1,084,684	(159,466)	100,698	(35,014)	5,946,735	2,347,161
Contract Transactions:
Purchase payments received from contract owners	—	4,413	—	—	79,909	101,271
Net transfers (including fixed account)	7,100	(42,827)	5,834	(6,329)	1,235,560	(1,163,992)
Contract charges	(171)	(274)	(21)	(38)	(10,900)	(12,602)
Transfers for contract benefits and terminations	(559,318)	(313,461)	(100,061)	(66,233)	(3,948,497)	(3,593,933)
Net increase (decrease) in net assets resulting from contract transactions	(552,389)	(352,149)	(94,248)	(72,600)	(2,643,928)	(4,669,256)
Net increase (decrease) in net assets	532,295	(511,615)	6,450	(107,614)	3,302,807	(2,322,095)
Net Assets:
Beginning of year	3,560,476	4,072,091	701,857	809,471	37,311,675	39,633,770
End of year	$4,092,771	$3,560,476	$708,307	$701,857	$40,614,482	$37,311,675
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Invesco V.I. Government Securities Subaccount		Invesco V.I. S&P 500 Index Subaccount		Janus Henderson Enterprise Subaccount		Janus Henderson Global Research Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,934	$21,892	$(27,395)	$(40,845)	$(169,793)	$(181,263)	$(1,068)	$(143)
Net realized gains (losses)	11,488	32,183	302,605	242,346	2,316,929	1,993,388	70,224	46,458
Change in unrealized gains (losses) on investments	(222,568)	164,324	239,716	162,153	48,607	511,746	5,406	27,100
Net increase (decrease) in net assets resulting from operations	(196,146)	218,399	514,926	363,654	2,195,743	2,323,871	74,562	73,415
Contract Transactions:
Purchase payments received from contract owners	—	3,658	—	—	284,931	328,846	1,540	23,881
Net transfers (including fixed account)	(70,290)	257,572	(62,189)	(63,346)	(417,740)	(432,208)	(6)	(62,390)
Contract charges	(428)	(631)	(99)	(252)	(766)	(979)	(166)	(114)
Transfers for contract benefits and terminations	(808,441)	(426,501)	(62,348)	(1,920,820)	(1,277,864)	(1,888,218)	(102,764)	(10,237)
Net increase (decrease) in net assets resulting from contract transactions	(879,159)	(165,902)	(124,636)	(1,984,418)	(1,411,439)	(1,992,559)	(101,396)	(48,860)
Net increase (decrease) in net assets	(1,075,305)	52,497	390,290	(1,620,764)	784,304	331,312	(26,834)	24,555
Net Assets:
Beginning of year	5,332,136	5,279,639	2,103,614	3,724,378	15,348,565	15,017,253	473,149	448,594
End of year	$4,256,831	$5,332,136	$2,493,904	$2,103,614	$16,132,869	$15,348,565	$446,315	$473,149

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Overseas Subaccount		LMPVET ClearBridge Variable Aggressive Growth Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(88,792)	$(25,992)	$(2,157,439)	$(2,057,109)	$(2,445,179)	$(1,157,330)
Net realized gains (losses)	306,613	(863,034)	131,280,067	36,616,303	27,982,768	19,014,450
Change in unrealized gains (losses) on investments	3,168,764	4,384,702	(98,205,237)	7,861,958	25,508,919	10,095,130
Net increase (decrease) in net assets resulting from operations	3,386,585	3,495,676	30,917,391	42,421,152	51,046,508	27,952,250
Contract Transactions:
Purchase payments received from contract owners	822,324	727,426	1,323,521	1,401,520	1,049,682	557,495
Net transfers (including fixed account)	(599,025)	(1,017,060)	(257,162,282)	(7,015,894)	(929,255)	(5,717,196)
Contract charges	(10,188)	(11,242)	(28,189)	(114,037)	(89,846)	(103,133)
Transfers for contract benefits and terminations	(2,793,769)	(1,921,003)	(15,485,308)	(24,187,826)	(30,348,898)	(20,776,457)
Net increase (decrease) in net assets resulting from contract transactions	(2,580,658)	(2,221,879)	(271,352,258)	(29,916,237)	(30,318,317)	(26,039,291)
Net increase (decrease) in net assets	805,927	1,273,797	(240,434,867)	12,504,915	20,728,191	1,912,959
Net Assets:
Beginning of year	29,280,333	28,006,536	313,062,894	300,557,979	247,156,184	245,243,225
End of year	$30,086,260	$29,280,333	$72,628,027	$313,062,894	$267,884,375	$247,156,184

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Mid Cap Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(405,099)	$(391,825)	$(1,823,037)	$(1,551,145)	$(405,946)	$(41,204)	$(550,349)	$(373,785)
Net realized gains (losses)	12,112,569	3,599,084	16,497,540	10,468,845	11,545,806	10,437,340	5,701,762	1,382,621
Change in unrealized gains (losses) on investments	7,129,954	646,292	7,311,635	17,499,145	10,711,435	(7,899,081)	2,291,773	2,289,290
Net increase (decrease) in net assets resulting from operations	18,837,424	3,853,551	21,986,138	26,416,845	21,851,295	2,497,055	7,443,186	3,298,126
Contract Transactions:
Purchase payments received from contract owners	380,385	159,966	755,331	896,847	318,169	225,657	88,602	71,873
Net transfers (including fixed account)	(938,589)	(655,470)	(756,589)	(3,261,791)	(799,707)	(1,254,129)	(945,823)	(232,660)
Contract charges	(18,389)	(21,597)	(17,297)	(20,557)	(27,398)	(29,823)	(5,670)	(6,431)
Transfers for contract benefits and terminations	(9,866,702)	(6,878,632)	(12,691,663)	(9,497,965)	(10,045,863)	(8,135,100)	(2,461,839)	(2,389,860)
Net increase (decrease) in net assets resulting from contract transactions	(10,443,295)	(7,395,733)	(12,710,218)	(11,883,466)	(10,554,799)	(9,193,395)	(3,324,730)	(2,557,078)
Net increase (decrease) in net assets	8,394,129	(3,542,182)	9,275,920	14,533,379	11,296,496	(6,696,340)	4,118,456	741,048
Net Assets:
Beginning of year	81,060,484	84,602,666	115,336,693	100,803,314	92,709,708	99,406,048	29,452,207	28,711,159
End of year	$89,454,613	$81,060,484	$124,612,613	$115,336,693	$104,006,204	$92,709,708	$33,570,663	$29,452,207

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount		LMPVET Franklin Multi-Asset Variable Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(975,686)	$(759,153)	$612,600	$186,852	$517,752	$28,721
Net realized gains (losses)	11,133,655	6,669,036	3,166,193	1,539,925	1,701,110	543,974
Change in unrealized gains (losses) on investments	(3,665,182)	11,910,329	(414,932)	1,112,720	1,062,265	888,473
Net increase (decrease) in net assets resulting from operations	6,492,787	17,820,212	3,363,861	2,839,497	3,281,127	1,461,168
Contract Transactions:
Purchase payments received from contract owners	424,616	369,426	37,059	78,427	182,650	29,177
Net transfers (including fixed account)	(62,216)	(2,242,648)	185,786	(970,820)	(148,079)	(53,361)
Contract charges	(10,063)	(11,309)	(14,740)	(16,861)	(13,553)	(14,427)
Transfers for contract benefits and terminations	(5,327,795)	(4,663,356)	(4,700,815)	(4,456,256)	(1,194,483)	(1,265,613)
Net increase (decrease) in net assets resulting from contract transactions	(4,975,458)	(6,547,887)	(4,492,710)	(5,365,510)	(1,173,465)	(1,304,224)
Net increase (decrease) in net assets	1,517,329	11,272,325	(1,128,849)	(2,526,013)	2,107,662	156,944
Net Assets:
Beginning of year	60,184,573	48,912,248	35,358,020	37,884,033	17,615,015	17,458,071
End of year	$61,701,902	$60,184,573	$34,229,171	$35,358,020	$19,722,677	$17,615,015

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021 and 2020

	LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount		LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount		Morgan Stanley VIF Growth Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$712,466	$62,669	$379,753	$197,944	$81,432	$74,378	$(314,683)	$(231,758)
Net realized gains (losses)	2,490,243	1,045,638	(139,010)	(401,879)	(11,228)	(62,150)	5,509,419	2,255,941
Change in unrealized gains (losses) on investments	631,750	1,089,062	(1,862,357)	3,513,337	(85,405)	158,982	(5,309,826)	7,637,536
Net increase (decrease) in net assets resulting from operations	3,834,459	2,197,369	(1,621,614)	3,309,402	(15,201)	171,210	(115,090)	9,661,719
Contract Transactions:
Purchase payments received from contract owners	85,226	213,223	206,192	276,270	—	10,379	—	—
Net transfers (including fixed account)	(42,298)	(297,880)	3,043,396	(101,960)	80,052	19,155	(498,584)	(548,652)
Contract charges	(16,565)	(18,000)	(9,178)	(11,539)	(162)	(232)	(458)	(615)
Transfers for contract benefits and terminations	(3,283,727)	(1,872,739)	(4,726,686)	(4,990,692)	(517,534)	(360,472)	(1,819,434)	(982,673)
Net increase (decrease) in net assets resulting from contract transactions	(3,257,364)	(1,975,396)	(1,486,276)	(4,827,921)	(437,644)	(331,170)	(2,318,476)	(1,531,940)
Net increase (decrease) in net assets	577,095	221,973	(3,107,890)	(1,518,519)	(452,845)	(159,960)	(2,433,566)	8,129,779
Net Assets:
Beginning of year	26,520,345	26,298,372	45,841,550	47,360,069	3,673,147	3,833,107	17,275,455	9,145,676
End of year	$27,097,440	$26,520,345	$42,733,660	$45,841,550	$3,220,302	$3,673,147	$14,841,889	$17,275,455

The accompanying notes are an integral part of these financial statements.

	Pioneer VCT Mid Cap Value VCT Subaccount		Pioneer VCT Real Estate Shares VCT Subaccount		TAP 1919 Variable Socially Responsive Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(147,168)	$(94,638)	$(46,039)	$(19,516)	$(389,758)	$(183,134)
Net realized gains (losses)	291,246	51,416	(399,046)	564,511	5,791,466	3,156,177
Change in unrealized gains (losses) on investments	3,241,928	29,639	1,988,338	(1,024,488)	1,357,942	4,411,935
Net increase (decrease) in net assets resulting from operations	3,386,006	(13,583)	1,543,253	(479,493)	6,759,650	7,384,978
Contract Transactions:
Purchase payments received from contract owners	79,646	24,331	45,692	16,946	329,027	339,850
Net transfers (including fixed account)	491,576	273,936	(85,549)	141,072	261,738	(235,124)
Contract charges	(3,779)	(4,497)	(1,400)	(1,626)	(18,454)	(20,284)
Transfers for contract benefits and terminations	(1,949,360)	(1,115,519)	(667,791)	(651,244)	(4,643,480)	(2,521,935)
Net increase (decrease) in net assets resulting from contract transactions	(1,381,917)	(821,749)	(709,048)	(494,852)	(4,071,169)	(2,437,493)
Net increase (decrease) in net assets	2,004,089	(835,332)	834,205	(974,345)	2,688,481	4,947,485
Net Assets:
Beginning of year	12,903,154	13,738,486	4,385,408	5,359,753	41,270,120	36,322,635
End of year	$14,907,243	$12,903,154	$5,219,613	$4,385,408	$43,958,601	$41,270,120

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Insurance Company of Connecticut ("MICC") on November 14, 2002 to support MICC's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AB Variable Products Series Fund, Inc. ("AB VPS")

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Delaware VIP® Trust ("Delaware VIP®")

Deutsche DWS Variable Series II ("DWS")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Pioneer Variable Contracts Trust ("Pioneer VCT")

The Alger Portfolios ("Alger")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2021:

AB VPS Global Thematic Growth Subaccount

Alger Capital Appreciation Subaccount

American Funds® Global Growth Subaccount

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

American Funds® The Bond Fund of America Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock High Yield Subaccount (a)

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Small Cap Value Subaccount (a)

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount (a)

BHFTI Harris Oakmark International Subaccount

BHFTI Invesco Comstock Subaccount (a)

BHFTI Invesco Global Equity Subaccount (a)

BHFTI Invesco Small Cap Growth Subaccount (a)

BHFTI JPMorgan Small Cap Value Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount (a)

BHFTI PIMCO Inflation Protected Bond Subaccount (a)

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Large Cap Value Subaccount (a)

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount

BHFTII Brighthouse/Dimensional International Small Company Subaccount

BHFTII Brighthouse/Wellington Balanced Subaccount (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount (a)

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount (a)

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount (a)

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount (a)

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount

BNY Mellon Sustainable U.S. Equity Subaccount

Delaware VIP® Small Cap Value Subaccount

DWS Small Mid Cap Value VIP Subaccount

Fidelity® VIP Contrafund® Subaccount (a)

Fidelity® VIP Dynamic Capital Appreciation Subaccount

Fidelity® VIP Equity-Income Subaccount (a)

Fidelity® VIP Freedom 2020 Subaccount

Fidelity® VIP Freedom 2025 Subaccount

Fidelity® VIP Freedom 2030 Subaccount

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

Fidelity® VIP Freedom 2040 Subaccount

Fidelity® VIP Freedom 2050 Subaccount

Fidelity® VIP FundsManager 60% Subaccount

Fidelity® VIP High Income Subaccount

Fidelity® VIP Mid Cap Subaccount

FTVIPT Franklin Income VIP Subaccount

FTVIPT Franklin Mutual Shares VIP Subaccount

FTVIPT Franklin Rising Dividends VIP Subaccount

FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount

FTVIPT Templeton Developing Markets VIP Subaccount

FTVIPT Templeton Foreign VIP Subaccount

Invesco V.I. Comstock Subaccount

Invesco V.I. Diversified Dividend Subaccount

Invesco V.I. Equity and Income Subaccount (a)

Invesco V.I. Government Securities Subaccount (a)

Invesco V.I. S&P 500 Index Subaccount

Janus Henderson Enterprise Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

LMPVET ClearBridge Variable Aggressive Growth Subaccount

LMPVET ClearBridge Variable Appreciation Subaccount

LMPVET ClearBridge Variable Dividend Strategy Subaccount (a)

LMPVET ClearBridge Variable Large Cap Growth Subaccount

LMPVET ClearBridge Variable Large Cap Value Subaccount

LMPVET ClearBridge Variable Mid Cap Subaccount

LMPVET ClearBridge Variable Small Cap Growth Subaccount

LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount

LMPVET Franklin Multi-Asset Variable Growth Subaccount

LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount

LMPVIT Western Asset Core Plus Subaccount

LMPVIT Western Asset Variable Global High Yield Bond Subaccount

Morgan Stanley VIF Growth Subaccount

Pioneer VCT Mid Cap Value VCT Subaccount

Pioneer VCT Real Estate Shares VCT Subaccount

TAP 1919 Variable Socially Responsive Balanced Subaccount

(a)  This Subaccount may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Subaccounts had no net assets as of December 31, 2021:

Fidelity® VIP Government Money Market Subaccount

3.  PORTFOLIO CHANGES

The following Subaccounts ceased operations during the year ended December 31, 2021:

Invesco V.I. Managed Volatility Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2021:

Name Changes:

Former Name

American Funds® Bond Fund

BHFTI Clarion Global Real Estate Portfolio

LMPVET QS Variable Conservative Growth Fund

LMPVET QS Variable Growth Fund

LMPVET QS Variable Moderate Growth Fund

New Name

American Funds® The Bond Fund of America

BHFTI CBRE Global Real Estate Portfolio

LMPVET Franklin Multi-Asset Variable Conservative Growth Fund

LMPVET Franklin Multi-Asset Variable Growth Fund

LMPVET Franklin Multi-Asset Variable Moderate Growth Fund

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES — (Concluded)

Merger:

Former Fund

Invesco V.I. Managed Volatility Fund

New Fund

Invesco V.I. Equity and Income Fund

VIT Substitution:

Former Portfolio

LMPVET ClearBridge Variable Aggressive Growth Portfolio

New Portfolio

BHFTI Loomis Sayles Growth Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, and are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Enhanced Stepped-Up Provision — For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

Guaranteed Minimum Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Withdrawal Benefit for Life — For an additional charge, the Company will guarantee payments for life after certain conditions are met.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Variable Annuitization Floor Benefit — For an additional charge, the Company will guarantee a minimum variable annuity payment regardless of the performance of the variable funding options selected.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

Principal Protection — For an additional charge, the Company will guarantee the principal (sum of purchase payments adjusted proportionally for any withdrawals).

Preservation and Growth — For an additional charge, the Company will guarantee at a future date your Account Value will not be less than your Purchase Payment.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Mortality and Expense Risk	0.70	% - 1.90%
Administrative	0.10	% - 0.15%
Enhanced Stepped-Up Provision	0.15	% - 0.25%
Guaranteed Minimum Withdrawal Benefit	0.25	% - 1.00%
Guaranteed Minimum Withdrawal Benefit for Life	0.65	% - 1.50%
Guaranteed Minimum Accumulation Benefit	0.40	% - 0.50%
Variable Annuitization Floor Benefit	0.00	% - 3.00%
Principal Protection	1.25	% - 2.50%
Preservation and Growth	1.15	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. Additionally, there may be certain Subaccounts that have expense rates which fall outside of the range above due to expense waivers or additional charges being applied.

Depending on the product and contract, a contract administrative charge may be assessed on a semi-annual or annual basis ranging from $15 to $50 for Contracts with account values of less than $40,000 to $100,000. For certain Contracts, a contract administrative charge is imposed regardless of contract values. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
AB VPS Global Thematic Growth Subaccount	7,769	173,815	51,329	109,156
Alger Capital Appreciation Subaccount	29,407	2,035,095	569,196	838,183
American Funds® Global Growth Subaccount	2,517,324	62,430,827	8,575,025	18,292,160
American Funds® Global Small Capitalization Subaccount	56,682	1,223,855	140,833	279,715
American Funds® Growth Subaccount	2,586,300	184,412,624	47,104,581	52,388,568
American Funds® Growth-Income Subaccount	2,944,684	123,846,963	7,409,048	30,942,665
American Funds® The Bond Fund of America Subaccount	389,471	4,294,169	591,674	566,887
BHFTI American Funds® Balanced Allocation Subaccount	361,915	3,615,048	395,185	878,754
BHFTI American Funds® Growth Allocation Subaccount	450,001	4,351,202	574,422	872,466
BHFTI American Funds® Moderate Allocation Subaccount	265,676	2,664,742	663,431	691,046
BHFTI BlackRock High Yield Subaccount	7,774,892	61,178,772	9,889,977	11,123,386
BHFTI Brighthouse Asset Allocation 100 Subaccount	5,429,180	61,887,775	8,122,289	6,798,625
BHFTI Brighthouse Small Cap Value Subaccount	4,837,469	72,407,784	2,112,707	13,896,784
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount	2,284,821	23,561,371	2,563,247	7,265,999
BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount	351,137	3,581,260	365,635	361,146
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	2,432,769	30,944,626	5,793,145	6,220,561
BHFTI CBRE Global Real Estate Subaccount	3,573,879	43,234,405	3,324,973	7,582,169
BHFTI Harris Oakmark International Subaccount	3,008,975	41,779,245	3,332,702	9,106,629
BHFTI Invesco Comstock Subaccount	9,404,056	107,974,202	8,704,764	29,122,811
BHFTI Invesco Global Equity Subaccount	11,499,131	215,467,255	20,144,096	44,220,901
BHFTI Invesco Small Cap Growth Subaccount	983,456	14,649,462	4,842,067	3,435,755
BHFTI JPMorgan Small Cap Value Subaccount	508,087	7,946,502	2,245,772	2,950,661
BHFTI Loomis Sayles Global Allocation Subaccount	6,886,259	93,038,338	15,028,544	16,681,915
BHFTI Loomis Sayles Growth Subaccount	50,074,285	713,206,922	284,632,790	82,293,609
BHFTI MetLife Multi-Index Targeted Risk Subaccount	17,407	214,431	38,112	7,264
BHFTI MFS® Research International Subaccount	3,601,553	41,490,273	4,601,957	7,057,150
BHFTI Morgan Stanley Discovery Subaccount	667,611	14,078,813	10,327,126	5,846,335
BHFTI PIMCO Inflation Protected Bond Subaccount	3,643,834	38,415,849	5,222,743	6,488,788
BHFTI PIMCO Total Return Subaccount	10,981,197	125,112,403	18,023,219	21,422,500
BHFTI Schroders Global Multi-Asset Subaccount	14,483	181,016	104,677	2,964
BHFTI SSGA Growth and Income ETF Subaccount	7,922,363	86,705,036	7,101,981	10,357,378
BHFTI SSGA Growth ETF Subaccount	10,991,173	120,408,543	10,671,567	14,551,426
BHFTI T. Rowe Price Large Cap Value Subaccount	9,845,066	294,099,100	13,651,497	49,219,066
BHFTI T. Rowe Price Mid Cap Growth Subaccount	152,395	1,485,584	210,560	199,522
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,530,961	27,565,164	2,960,849	6,620,600
BHFTII BlackRock Bond Income Subaccount	960,727	102,027,147	14,726,224	16,958,183
BHFTII BlackRock Capital Appreciation Subaccount	4,805,488	164,233,591	43,582,484	40,309,254
BHFTII BlackRock Ultra-Short Term Bond Subaccount	1,633,865	164,384,808	25,485,651	36,429,346
BHFTII Brighthouse Asset Allocation 20 Subaccount	1,231,611	13,553,985	1,394,826	2,258,908
BHFTII Brighthouse Asset Allocation 40 Subaccount	4,431,337	50,174,920	6,012,538	8,426,145
BHFTII Brighthouse Asset Allocation 60 Subaccount	32,691,860	383,704,581	37,559,783	52,350,428
BHFTII Brighthouse Asset Allocation 80 Subaccount	46,067,347	593,774,490	112,251,640	113,290,104
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	5,971	1,114,770	55,213	166,471
BHFTII Brighthouse/Dimensional International Small Company Subaccount	48,428	609,218	85,860	353,547
BHFTII Brighthouse/Wellington Balanced Subaccount	11,070,907	191,599,092	28,807,750	29,762,295
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	3,026,725	93,108,103	9,606,697	17,859,847
BHFTII Frontier Mid Cap Growth Subaccount	2,200,111	69,115,116	15,692,392	12,355,358
BHFTII Jennison Growth Subaccount	30,637,908	457,800,234	133,299,588	67,561,494
BHFTII Loomis Sayles Small Cap Core Subaccount	4,621	1,112,081	151,678	934,570
BHFTII MetLife Aggregate Bond Index Subaccount	3,957,981	43,171,333	2,834,171	7,103,401

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife Mid Cap Stock Index Subaccount	938,536	16,015,180	2,567,252	2,689,635
BHFTII MetLife MSCI EAFE® Index Subaccount	2,891,958	43,204,504	2,065,250	4,838,221
BHFTII MetLife Russell 2000® Index Subaccount	4,560,703	76,301,737	9,152,565	13,475,470
BHFTII MetLife Stock Index Subaccount	15,013,411	619,015,004	83,975,012	114,937,011
BHFTII MFS® Total Return Subaccount	1,585,871	239,314,470	30,253,378	39,346,079
BHFTII MFS® Value Subaccount	6,384,149	94,118,529	6,759,193	18,511,227
BHFTII Neuberger Berman Genesis Subaccount	2,385,663	41,467,357	5,326,560	7,717,615
BHFTII T. Rowe Price Large Cap Growth Subaccount	2,909,524	63,289,745	14,148,906	12,653,892
BHFTII T. Rowe Price Small Cap Growth Subaccount	5,377,430	99,883,535	17,222,351	16,917,930
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	8,734,947	113,995,231	11,800,806	18,206,550
BHFTII Western Asset Management U.S. Government Subaccount	4,669,232	55,474,548	7,236,301	8,041,512
BNY Mellon Sustainable U.S. Equity Subaccount	20,595	694,166	48,413	67,428
Delaware VIP® Small Cap Value Subaccount	230,182	7,136,277	300,281	1,105,075
DWS Small Mid Cap Value VIP Subaccount	211,052	2,844,639	64,781	618,109
Fidelity® VIP Contrafund® Subaccount	4,844,249	154,963,897	35,262,458	31,892,673
Fidelity® VIP Dynamic Capital Appreciation Subaccount	107,485	1,205,294	367,934	923,738
Fidelity® VIP Equity-Income Subaccount	9,096,877	197,500,977	31,198,120	22,646,760
Fidelity® VIP Freedom 2020 Subaccount	56,242	772,440	248,504	209,347
Fidelity® VIP Freedom 2025 Subaccount	107,790	1,636,383	579,378	285,855
Fidelity® VIP Freedom 2030 Subaccount	80,276	1,235,537	508,380	88,481
Fidelity® VIP Freedom 2040 Subaccount	18,740	439,135	194,287	109,868
Fidelity® VIP Freedom 2050 Subaccount	43,892	912,019	190,446	22,965
Fidelity® VIP FundsManager 60% Subaccount	58,343,744	641,974,793	22,352,641	59,639,978
Fidelity® VIP High Income Subaccount	2,682,758	15,470,372	879,716	1,277,654
Fidelity® VIP Mid Cap Subaccount	6,692,300	212,588,659	46,347,727	32,866,009
FTVIPT Franklin Income VIP Subaccount	823,236	12,273,730	1,045,994	2,005,143
FTVIPT Franklin Mutual Shares VIP Subaccount	541,868	9,397,729	390,965	1,516,415
FTVIPT Franklin Rising Dividends VIP Subaccount	343,398	8,152,748	1,317,889	2,758,149
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	1,318,518	25,063,971	5,401,608	6,127,516
FTVIPT Templeton Developing Markets VIP Subaccount	1,292,459	12,508,083	952,458	2,147,190
FTVIPT Templeton Foreign VIP Subaccount	2,781,725	38,268,504	2,650,994	5,972,817
Invesco V.I. Comstock Subaccount	193,603	2,901,976	231,811	778,420
Invesco V.I. Diversified Dividend Subaccount	23,954	463,514	24,855	117,974
Invesco V.I. Equity and Income Subaccount	1,976,063	29,985,268	3,154,838	5,410,117
Invesco V.I. Government Securities Subaccount	373,807	4,371,991	296,049	1,160,272
Invesco V.I. S&P 500 Index Subaccount	108,952	1,751,339	274,081	178,951
Janus Henderson Enterprise Subaccount	174,428	10,227,571	2,301,333	2,486,616
Janus Henderson Global Research Subaccount	6,439	242,810	25,832	106,578
Janus Henderson Overseas Subaccount	733,453	27,636,804	1,124,733	3,794,184
LMPVET ClearBridge Variable Aggressive Growth Subaccount	3,013,538	65,101,859	22,466,152	275,757,997
LMPVET ClearBridge Variable Appreciation Subaccount	4,384,360	134,790,651	14,834,847	38,039,837
LMPVET ClearBridge Variable Dividend Strategy Subaccount	3,482,842	53,933,136	9,442,130	13,924,762
LMPVET ClearBridge Variable Large Cap Growth Subaccount	2,883,217	64,278,029	11,512,391	18,479,679
LMPVET ClearBridge Variable Large Cap Value Subaccount	4,573,713	82,494,627	11,316,482	13,733,433
LMPVET ClearBridge Variable Mid Cap Subaccount	1,145,366	19,249,072	4,141,005	4,315,763
LMPVET ClearBridge Variable Small Cap Growth Subaccount	1,698,842	39,923,236	9,831,657	8,401,228
LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount	2,106,411	27,329,356	3,604,965	5,760,390
LMPVET Franklin Multi-Asset Variable Growth Subaccount	1,241,982	17,211,407	2,582,177	1,867,616
LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount	1,763,008	22,225,320	2,843,469	3,743,427
LMPVIT Western Asset Core Plus Subaccount	7,182,130	44,967,004	3,932,233	5,038,755

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	447,887	3,409,941	310,316	666,525
Morgan Stanley VIF Growth Subaccount	276,283	10,006,396	4,368,256	2,735,893
Pioneer VCT Mid Cap Value VCT Subaccount	654,401	12,513,874	1,636,696	3,165,782
Pioneer VCT Real Estate Shares VCT Subaccount	488,271	6,230,307	224,943	980,030
TAP 1919 Variable Socially Responsive Balanced Subaccount	1,182,001	32,472,783	5,359,482	5,770,673

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BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2021 and 2020:

	AB VPS Global Thematic Growth Subaccount		Alger Capital Appreciation Subaccount		American Funds® Global Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	180,315	256,047	400,023	444,716	22,171,319	25,237,179
Units issued and transferred from other funding options	7,433	190,776	1,755	22,825	1,207,234	20,445,630
Units redeemed and transferred to other funding options	(48,107)	(266,508)	(92,911)	(67,518)	(3,755,272)	(23,511,490)
Units end of year	139,641	180,315	308,867	400,023	19,623,281	22,171,319
	American Funds® The Bond Fund of America Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,244,339	1,949,572	2,041,503	2,354,487	2,182,829	2,233,157
Units issued and transferred from other funding options	218,977	2,813,000	100,330	176,860	179,133	392,463
Units redeemed and transferred to other funding options	(288,910)	(2,518,233)	(374,869)	(489,844)	(384,325)	(442,791)
Units end of year	2,174,406	2,244,339	1,766,964	2,041,503	1,977,637	2,182,829
	BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount		BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	29,940,763	32,107,498	10,890,523	12,404,734	2,896,613	3,379,514
Units issued and transferred from other funding options	1,175,867	17,583,534	1,139,424	9,301,888	367,970	2,940,051
Units redeemed and transferred to other funding options	(4,739,117)	(19,750,269)	(2,336,670)	(10,816,099)	(397,949)	(3,422,952)
Units end of year	26,377,513	29,940,763	9,693,277	10,890,523	2,866,634	2,896,613
	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	52,488,938	56,832,658	130,926,591	144,505,215	3,049,133	3,593,417
Units issued and transferred from other funding options	2,448,045	48,957,312	3,466,629	34,225,879	412,747	2,210,172
Units redeemed and transferred to other funding options	(9,015,648)	(53,301,032)	(15,117,366)	(47,804,503)	(645,515)	(2,754,456)
Units end of year	45,921,335	52,488,938	119,275,854	130,926,591	2,816,365	3,049,133

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	304,533	344,493	51,517,432	59,386,160	48,860,435	55,387,632
Units issued and transferred from other funding options	16,137	327,538	2,128,267	48,722,789	1,937,884	48,778,660
Units redeemed and transferred to other funding options	(38,620)	(367,498)	(8,305,843)	(56,591,517)	(7,672,902)	(55,305,857)
Units end of year	282,050	304,533	45,339,856	51,517,432	43,125,417	48,860,435
	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,480,967	1,782,426	15,876,598	17,777,338	29,928,153	31,904,947
Units issued and transferred from other funding options	284,020	125,671	2,589,644	7,588,810	1,021,755	2,699,851
Units redeemed and transferred to other funding options	(356,071)	(427,130)	(3,333,265)	(9,489,550)	(2,663,285)	(4,676,645)
Units end of year	1,408,916	1,480,967	15,132,977	15,876,598	28,286,623	29,928,153
	BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	13,502,807	15,103,692	30,117,273	32,063,792	18,854,315	20,273,169
Units issued and transferred from other funding options	664,705	12,562,063	1,922,747	17,417,488	2,135,061	15,640,718
Units redeemed and transferred to other funding options	(1,946,685)	(14,162,948)	(4,739,916)	(19,364,007)	(4,197,263)	(17,059,572)
Units end of year	12,220,827	13,502,807	27,300,104	30,117,273	16,792,113	18,854,315
	BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	3,390,292	3,563,421	11,429,150	12,653,433	40,644,387	45,285,728
Units issued and transferred from other funding options	1,290,062	2,218,444	244,804	362,391	85,195,424	11,215,858
Units redeemed and transferred to other funding options	(1,575,073)	(2,391,573)	(1,367,364)	(1,586,674)	(11,798,793)	(15,857,199)
Units end of year	3,105,281	3,390,292	10,306,590	11,429,150	114,041,018	40,644,387

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	11,229	9,601	23,270,099	25,096,575	2,247,711	2,823,184
Units issued and transferred from other funding options	1,574	2,068	1,498,710	15,667,507	433,644	2,296,301
Units redeemed and transferred to other funding options	(400)	(440)	(3,219,401)	(17,493,983)	(853,540)	(2,871,774)
Units end of year	12,403	11,229	21,549,408	23,270,099	1,827,815	2,247,711
	BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	49,561,039	53,069,377	67,076,358	72,169,512	124,173,096	133,926,038
Units issued and transferred from other funding options	1,065,791	1,670,960	1,548,467	1,998,076	5,449,508	95,380,103
Units redeemed and transferred to other funding options	(4,949,925)	(5,179,298)	(6,774,952)	(7,091,230)	(18,269,952)	(105,133,045)
Units end of year	45,676,905	49,561,039	61,849,873	67,076,358	111,352,652	124,173,096
	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	55,046,836	61,999,647	158,395,101	151,309,257	9,020,905	9,547,604
Units issued and transferred from other funding options	3,229,216	42,829,140	32,441,259	114,348,365	517,024	5,330,790
Units redeemed and transferred to other funding options	(9,053,787)	(49,781,951)	(42,054,337)	(107,262,521)	(1,312,734)	(5,857,489)
Units end of year	49,222,265	55,046,836	148,782,023	158,395,101	8,225,195	9,020,905
	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Dimensional International Small Company Subaccount		BHFTII Brighthouse/ Wellington Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	346,188	369,215	332,389	322,203	44,766,862	48,267,244
Units issued and transferred from other funding options	4,878	513,691	28,966	388,562	1,066,486	3,782,660
Units redeemed and transferred to other funding options	(29,996)	(536,718)	(136,978)	(378,376)	(5,203,544)	(7,283,042)
Units end of year	321,070	346,188	224,377	332,389	40,629,804	44,766,862

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	25,848,721	27,065,624	75,518,667	78,582,880	5,315	5,741
Units issued and transferred from other funding options	3,954,082	18,022,250	10,576,488	59,608,132	6,751	912
Units redeemed and transferred to other funding options	(4,590,744)	(19,239,153)	(15,388,581)	(62,672,345)	(161)	(1,338)
Units end of year	25,212,059	25,848,721	70,706,574	75,518,667	11,905	5,315
	BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	365,293	441,042	15,488,754	16,842,655	64,844,578	65,840,601
Units issued and transferred from other funding options	31,713	143,750	987,575	15,867,217	8,201,300	46,838,720
Units redeemed and transferred to other funding options	(61,089)	(219,499)	(2,865,730)	(17,221,118)	(11,568,900)	(47,834,743)
Units end of year	335,917	365,293	13,610,599	15,488,754	61,476,978	64,844,578
	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	29,666,140	31,633,117	210,842,618	229,881,665	306,335,458	329,812,163
Units issued and transferred from other funding options	1,654,097	8,287,156	6,021,976	18,883,556	28,731,895	14,055,414
Units redeemed and transferred to other funding options	(4,300,378)	(10,254,133)	(24,969,308)	(37,922,603)	(48,406,618)	(37,532,119)
Units end of year	27,019,859	29,666,140	191,895,286	210,842,618	286,660,735	306,335,458
	BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	30,172,832	34,108,316	30,104,951	32,929,142	153,242,334	169,679,169
Units issued and transferred from other funding options	1,019,861	21,448,182	1,563,115	22,165,279	3,748,406	21,871,473
Units redeemed and transferred to other funding options	(4,441,998)	(25,383,666)	(4,012,315)	(24,989,470)	(16,445,669)	(38,308,308)
Units end of year	26,750,695	30,172,832	27,655,751	30,104,951	140,545,071	153,242,334

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	251,717	244,753	18,077,676	18,995,114	4,983,294	5,500,355
Units issued and transferred from other funding options	9,595	294,403	920,565	1,674,454	363,653	356,200
Units redeemed and transferred to other funding options	(110,197)	(287,439)	(2,760,152)	(2,591,892)	(740,410)	(873,261)
Units end of year	151,115	251,717	16,238,089	18,077,676	4,606,537	4,983,294
	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	86,823,842	94,435,263	34,704,830	37,952,195	12,918,981	15,001,058
Units issued and transferred from other funding options	4,394,160	60,004,034	1,616,293	18,146,076	645,828	4,164,752
Units redeemed and transferred to other funding options	(11,983,706)	(67,615,455)	(5,205,138)	(21,393,441)	(1,758,048)	(6,246,829)
Units end of year	79,234,296	86,823,842	31,115,985	34,704,830	11,806,761	12,918,981
	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		Delaware VIP® Small Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	33,522,576	34,568,327	291,006	247,250	1,825,639	1,950,909
Units issued and transferred from other funding options	5,627,508	28,513,723	4,750	75,547	56,859	98,653
Units redeemed and transferred to other funding options	(6,029,729)	(29,559,474)	(12,100)	(31,791)	(203,425)	(223,923)
Units end of year	33,120,355	33,522,576	283,656	291,006	1,679,073	1,825,639
	Fidelity® VIP Equity-Income Subaccount		Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	31,565,480	34,706,180	317,827	231,752	559,448	603,881
Units issued and transferred from other funding options	742,168	2,457,692	78,854	124,915	183,355	85,272
Units redeemed and transferred to other funding options	(3,154,871)	(5,598,392)	(78,987)	(38,840)	(100,822)	(129,705)
Units end of year	29,152,777	31,565,480	317,694	317,827	641,981	559,448

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	15,901,807	17,083,332	15,452,574	17,116,080	267,736,911	293,791,316
Units issued and transferred from other funding options	725,240	850,070	576,443	966,497	5,761,525	21,691,742
Units redeemed and transferred to other funding options	(1,759,457)	(2,031,595)	(1,833,797)	(2,630,003)	(29,846,387)	(47,746,147)
Units end of year	14,867,590	15,901,807	14,195,220	15,452,574	243,652,049	267,736,911
	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	17,957,890	19,835,567	27,703,714	30,420,959	21,792,356	22,930,953
Units issued and transferred from other funding options	1,470,952	12,207,592	1,045,461	6,857,813	1,357,721	17,976,260
Units redeemed and transferred to other funding options	(2,878,462)	(14,085,269)	(3,698,280)	(9,575,058)	(2,841,670)	(19,114,857)
Units end of year	16,550,380	17,957,890	25,050,895	27,703,714	20,308,407	21,792,356
	DWS Small Mid Cap Value VIP Subaccount		Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,006,067	1,109,069	44,529,584	49,988,801	542,634	560,124
Units issued and transferred from other funding options	19,196	178,231	1,771,741	20,264,767	36,644	286,649
Units redeemed and transferred to other funding options	(166,559)	(281,233)	(5,970,082)	(25,723,984)	(179,397)	(304,139)
Units end of year	858,704	1,006,067	40,331,243	44,529,584	399,881	542,634
	Fidelity® VIP Freedom 2030 Subaccount		Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	336,207	417,319	103,682	73,176	217,368	141,041
Units issued and transferred from other funding options	147,479	49,076	41,991	43,785	35,728	89,568
Units redeemed and transferred to other funding options	(29,867)	(130,188)	(26,809)	(13,279)	(5,528)	(13,241)
Units end of year	453,819	336,207	118,864	103,682	247,568	217,368

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount		Fidelity® VIP Mid Cap Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	39,285,876	40,912,426	3,759,086	4,148,603	47,677,976	52,387,758
Units issued and transferred from other funding options	353,474	39,944,410	62,892	64,486	2,106,576	17,894,817
Units redeemed and transferred to other funding options	(2,619,012)	(41,570,960)	(311,054)	(454,003)	(6,664,113)	(22,604,599)
Units end of year	37,020,338	39,285,876	3,510,924	3,759,086	43,120,439	47,677,976
	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,030,615	7,883,686	5,519,321	6,210,752	23,937,576	25,305,736
Units issued and transferred from other funding options	483,240	3,461,320	305,240	336,923	2,231,385	20,398,847
Units redeemed and transferred to other funding options	(1,292,853)	(4,314,391)	(794,610)	(1,028,354)	(4,106,285)	(21,767,007)
Units end of year	6,221,002	7,030,615	5,029,951	5,519,321	22,062,676	23,937,576
	Invesco V.I. Government Securities Subaccount		Invesco V.I. S&P 500 Index Subaccount		Janus Henderson Enterprise Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,230,959	4,326,178	662,461	1,310,790	4,419,389	5,055,800
Units issued and transferred from other funding options	181,366	4,633,007	1,177	1,272,771	649,776	3,882,100
Units redeemed and transferred to other funding options	(911,816)	(4,728,226)	(33,652)	(1,921,100)	(1,053,639)	(4,518,511)
Units end of year	3,500,509	4,230,959	629,986	662,461	4,015,526	4,419,389
	LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	66,212,294	74,261,085	29,032,495	31,960,465	24,146,273	27,206,910
Units issued and transferred from other funding options	2,151,717	62,081,843	1,069,044	23,649,441	1,726,761	17,858,400
Units redeemed and transferred to other funding options	(9,472,745)	(70,130,634)	(4,362,362)	(26,577,411)	(4,151,228)	(20,919,037)
Units end of year	58,891,266	66,212,294	25,739,177	29,032,495	21,721,806	24,146,273

	FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount		FTVIPT Franklin Rising Dividends VIP Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,430,914	6,360,321	4,630,910	5,065,548	3,116,782	4,119,081
Units issued and transferred from other funding options	338,975	6,050,019	129,458	5,090,129	255,457	861,334
Units redeemed and transferred to other funding options	(832,673)	(6,979,426)	(641,572)	(5,524,767)	(667,837)	(1,863,633)
Units end of year	4,937,216	5,430,914	4,118,796	4,630,910	2,704,402	3,116,782
	Invesco V.I. Comstock Subaccount		Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equity and Income Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,825,227	2,006,443	327,493	369,215	12,989,346	14,866,988
Units issued and transferred from other funding options	74,313	1,453,527	3,685	320,573	907,725	13,571,342
Units redeemed and transferred to other funding options	(297,973)	(1,634,743)	(44,734)	(362,295)	(1,712,651)	(15,448,984)
Units end of year	1,601,567	1,825,227	286,444	327,493	12,184,420	12,989,346
	Janus Henderson Global Research Subaccount		Janus Henderson Overseas Subaccount		LMPVET ClearBridge Variable Aggressive Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	185,137	213,532	14,073,464	15,394,547	96,731,054	107,965,386
Units issued and transferred from other funding options	1,531	15,708	1,035,641	3,195,986	1,665,597	74,093,396
Units redeemed and transferred to other funding options	(37,989)	(44,103)	(2,208,777)	(4,517,069)	(77,274,951)	(85,327,728)
Units end of year	148,679	185,137	12,900,328	14,073,464	21,121,700	96,731,054
	LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Mid Cap Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	31,705,933	35,189,737	7,934,408	8,750,941	10,610,389	12,191,433
Units issued and transferred from other funding options	1,550,791	24,396,950	259,442	8,313,150	816,737	7,523,824
Units redeemed and transferred to other funding options	(4,639,114)	(27,880,754)	(1,050,587)	(9,129,683)	(1,579,029)	(9,104,868)
Units end of year	28,617,610	31,705,933	7,143,263	7,934,408	9,848,097	10,610,389

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2021 and 2020:

	LMPVET Franklin Multi-Asset Variable Conservative Growth Subaccount		LMPVET Franklin Multi-Asset Variable Growth Subaccount		LMPVET Franklin Multi-Asset Variable Moderate Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	13,745,795	16,174,699	7,219,730	7,852,632	10,970,615	11,905,129
Units issued and transferred from other funding options	427,343	14,282,476	228,645	7,154,633	90,043	11,255,730
Units redeemed and transferred to other funding options	(2,097,884)	(16,711,380)	(661,657)	(7,787,535)	(1,312,825)	(12,190,244)
Units end of year	12,075,254	13,745,795	6,786,718	7,219,730	9,747,833	10,970,615

	Pioneer VCT Mid Cap Value VCT Subaccount		Pioneer VCT Real Estate Shares VCT Subaccount		TAP 1919 Variable Socially Responsive Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,701,511	4,998,614	1,383,144	1,527,159	8,385,250	9,003,678
Units issued and transferred from other funding options	546,976	3,230,689	70,287	129,777	276,779	3,729,661
Units redeemed and transferred to other funding options	(991,554)	(3,527,792)	(258,979)	(273,792)	(1,035,411)	(4,348,089)
Units end of year	4,256,933	4,701,511	1,194,452	1,383,144	7,626,618	8,385,250

	LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount		Morgan Stanley VIF Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	18,131,417	20,194,579	1,614,598	1,748,938	1,942,541	2,151,852
Units issued and transferred from other funding options	1,940,403	18,849,451	108,997	1,626,506	23,266	1,891,344
Units redeemed and transferred to other funding options	(2,529,581)	(20,912,613)	(299,814)	(1,760,846)	(229,172)	(2,100,655)
Units end of year	17,542,239	18,131,417	1,423,781	1,614,598	1,736,635	1,942,541

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
AB VPS Global Thematic	2021	139,641	2.34 - 2.46	340,268	—	1.65 - 1.90	20.27 - 20.57
Growth Subaccount	2020	180,315	1.95 - 2.04	365,325	0.48	1.65 - 1.90	36.46 - 36.80
	2019	256,047	1.43 - 1.49	380,111	0.16	1.65 - 1.90	27.34 - 27.66
	2018	278,855	1.12 - 1.17	324,535	—	1.65 - 1.90	(11.69) - (11.47)
	2017	336,154	1.27 - 1.32	442,332	0.28	1.65 - 1.90	33.74 - 34.07
Alger Capital Appreciation	2021	308,867	6.22 - 8.62	2,504,256	—	1.55 - 2.55	15.84 - 17.00
Subaccount	2020	400,023	5.37 - 7.37	2,806,408	—	1.55 - 2.55	37.83 - 39.22
	2019	444,716	3.90 - 5.29	2,250,040	—	1.55 - 2.55	29.85 - 31.15
	2018	603,251	3.00 - 4.03	2,295,619	—	1.55 - 2.55	(2.89) - (1.91)
	2017	670,173	3.09 - 4.11	2,608,577	—	1.55 - 2.55	27.46 - 28.73
American Funds® Global	2021	19,623,281	4.31 - 6.96	113,128,512	0.33	0.30 - 2.60	13.43 - 16.07
Growth Subaccount	2020	22,171,319	3.80 - 6.07	111,442,647	0.35	0.30 - 2.60	27.11 - 30.07
	2019	25,237,179	2.99 - 4.72	99,071,222	1.09	0.30 - 2.60	31.81 - 34.87
	2018	28,436,918	2.25 - 3.55	83,936,731	0.64	0.30 - 2.60	(11.39) - (9.32)
	2017	31,944,766	2.52 - 3.97	105,349,094	0.64	0.30 - 2.60	28.11 - 31.08
American Funds® Global	2021	282,050	6.22 - 7.00	1,867,115	—	1.40 - 1.90	4.73 - 5.25
Small Capitalization	2020	304,533	5.94 - 6.65	1,921,536	0.16	1.40 - 1.90	27.28 - 27.91
Subaccount	2019	344,493	4.67 - 5.20	1,704,336	0.15	1.40 - 1.90	29.04 - 29.69
	2018	387,312	3.62 - 4.01	1,480,364	0.08	1.40 - 1.90	(12.24) - (11.80)
	2017	427,393	4.12 - 4.55	1,857,993	0.43	1.40 - 1.90	23.53 - 24.15
American Funds® Growth	2021	45,339,856	5.38 - 8.64	326,597,971	0.21	0.30 - 2.65	18.80 - 21.62
Subaccount	2020	51,517,432	4.52 - 7.20	309,665,050	0.32	0.30 - 2.65	48.10 - 51.62
	2019	59,386,160	3.05 - 4.82	239,236,115	0.73	0.30 - 2.65	27.35 - 30.38
	2018	67,992,892	2.19 - 3.75	212,857,911	0.42	0.30 - 2.70	(2.92) - (0.55)
	2017	78,146,962	2.26 - 3.82	249,883,935	0.49	0.30 - 2.70	24.89 - 27.91
American Funds®	2021	43,125,417	3.22 - 5.15	195,644,743	1.10	0.30 - 2.70	20.79 - 23.72
Growth-Income Subaccount	2020	48,860,435	2.64 - 4.22	182,005,882	1.34	0.30 - 2.75	10.46 - 13.20
	2019	55,387,632	2.39 - 3.78	185,010,766	1.63	0.30 - 2.75	22.72 - 25.76
	2018	62,651,327	1.95 - 3.05	169,119,927	1.35	0.30 - 2.75	(4.47) - (2.08)
	2017	71,936,274	2.04 - 3.16	201,327,949	1.35	0.30 - 2.75	19.07 - 22.02
American Funds® The Bond	2021	2,174,406	1.83 - 2.07	4,307,551	1.39	1.40 - 1.90	(2.18) - (1.69)
Fund of America Subaccount	2020	2,244,339	1.87 - 2.11	4,535,947	2.25	1.40 - 1.90	7.66 - 8.20
	2019	1,949,572	1.74 - 1.95	3,653,595	2.56	1.40 - 1.90	7.30 - 7.84
	2018	2,068,814	1.62 - 1.81	3,589,898	2.33	1.40 - 1.90	(2.59) - (2.10)
	2017	2,212,494	1.66 - 1.85	3,930,823	1.80	1.40 - 1.90	1.72 - 2.23
BHFTI American Funds®	2021	1,766,964	2.23 - 2.55	4,263,364	1.20	0.30 - 1.30	10.69 - 11.81
Balanced Allocation	2020	2,041,503	2.01 - 2.28	4,440,214	1.67	0.30 - 1.30	14.07 - 15.22
Subaccount	2019	2,354,487	1.76 - 1.98	4,461,889	1.82	0.30 - 1.30	17.98 - 19.17
	2018	2,850,779	1.49 - 1.66	4,544,878	1.47	0.30 - 1.30	(5.55) - (4.60)
	2017	3,197,904	1.58 - 1.74	5,335,264	1.62	0.30 - 1.30	15.35 - 16.51

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds® Growth	2021	1,977,637	2.50 - 2.86	5,310,008	0.80	0.30 - 1.30	14.41 - 15.56
Allocation Subaccount	2020	2,182,829	2.18 - 2.48	5,064,893	1.57	0.30 - 1.30	15.41 - 16.57
	2019	2,233,157	1.89 - 2.12	4,474,472	1.75	0.30 - 1.30	22.04 - 23.27
	2018	2,407,086	1.55 - 1.72	3,923,499	1.18	0.30 - 1.30	(6.99) - (6.05)
	2017	2,313,625	1.67 - 1.83	4,033,009	1.36	0.30 - 1.30	19.78 - 20.98
BHFTI American Funds®	2021	1,408,916	1.97 - 2.25	2,911,811	1.59	0.30 - 1.30	8.22 - 9.31
Moderate Allocation	2020	1,480,967	1.82 - 2.06	2,824,348	1.80	0.30 - 1.30	11.53 - 12.65
Subaccount	2019	1,782,426	1.63 - 1.83	3,027,510	1.99	0.30 - 1.30	14.66 - 15.81
	2018	1,941,182	1.42 - 1.58	2,864,026	1.69	0.30 - 1.30	(4.67) - (3.71)
	2017	1,823,610	1.49 - 1.64	2,810,362	1.92	0.30 - 1.30	11.51 - 12.63
BHFTI BlackRock High Yield	2021	15,132,977	1.75 - 13.72	62,625,612	4.13	0.19 - 2.75	2.32 - 5.34
Subaccount	2020	15,876,598	1.71 - 13.15	63,095,213	5.44	0.19 - 2.75	4.58 - 7.56
	2019	17,777,338	1.63 - 12.35	66,490,452	5.96	0.19 - 2.75	11.74 - 14.83
	2018	19,929,617	1.46 - 10.85	65,236,418	5.07	0.19 - 2.75	(5.52) - (2.77)
	2017	22,585,394	1.55 - 11.27	76,481,645	5.55	0.19 - 2.75	4.84 - 7.86
BHFTI Brighthouse Asset	2021	28,286,623	2.15 - 3.98	77,963,010	1.12	0.30 - 2.45	15.27 - 17.77
Allocation 100 Subaccount	2020	29,928,153	1.87 - 3.45	70,679,066	1.15	0.30 - 2.45	16.03 - 18.56
	2019	31,904,947	1.61 - 2.97	64,094,353	1.51	0.30 - 2.45	24.40 - 27.10
	2018	33,697,527	1.29 - 2.39	53,716,383	1.03	0.30 - 2.45	(12.25) - (10.34)
	2017	36,940,221	1.47 - 2.72	66,232,305	1.23	0.30 - 2.45	19.97 - 22.57
BHFTI Brighthouse Small Cap	2021	26,377,513	2.02 - 6.06	92,005,285	0.84	0.30 - 2.70	28.29 - 31.40
Value Subaccount	2020	29,940,763	1.57 - 4.66	80,202,218	1.34	0.30 - 2.70	(3.20) - (0.84)
	2019	32,107,498	1.62 - 4.75	88,192,033	0.91	0.30 - 2.70	25.35 - 28.39
	2018	36,633,177	1.30 - 3.75	79,425,122	1.05	0.30 - 2.70	(17.51) - (15.49)
	2017	41,057,702	1.57 - 4.48	107,003,100	0.92	0.30 - 2.70	8.73 - 11.37
BHFTI Brighthouse/Aberdeen	2021	9,693,277	1.73 - 4.80	30,359,944	0.23	0.30 - 2.65	(7.50) - (5.10)
Emerging Markets Equity	2020	10,890,523	1.86 - 5.08	36,618,270	2.00	0.30 - 2.65	24.02 - 27.29
Subaccount	2019	12,404,734	1.49 - 4.00	33,332,249	1.75	0.30 - 2.65	17.65 - 20.62
	2018	14,408,374	1.12 - 3.33	32,510,432	2.72	0.30 - 2.70	(16.48) - (14.18)
	2017	15,605,098	1.35 - 3.89	41,689,516	1.15	0.30 - 2.70	24.92 - 28.21
BHFTI Brighthouse/Eaton	2021	2,866,634	1.12 - 1.23	3,472,742	3.08	1.70 - 2.50	0.94 - 1.75
Vance Floating Rate	2020	2,896,613	1.11 - 1.21	3,456,000	4.54	1.70 - 2.50	(0.46) - 0.34
Subaccount	2019	3,379,514	1.12 - 1.21	4,013,708	4.50	1.70 - 2.50	4.39 - 5.22
	2018	3,333,232	1.07 - 1.15	3,773,445	3.33	1.70 - 2.50	(2.18) - (1.39)
	2017	2,510,585	1.10 - 1.17	2,892,037	3.71	1.70 - 2.50	1.12 - 1.93
BHFTI	2021	12,220,827	2.98 - 5.67	45,687,145	0.76	0.30 - 2.60	21.01 - 23.83
Brighthouse/Wellington Large	2020	13,502,807	2.44 - 4.58	41,330,251	0.99	0.30 - 2.75	18.78 - 21.74
Cap Research Subaccount	2019	15,103,692	2.03 - 3.76	38,524,903	1.01	0.30 - 2.75	28.26 - 31.44
	2018	16,730,126	1.56 - 2.86	33,050,450	0.90	0.30 - 2.75	(8.85) - (6.57)
	2017	18,495,088	1.69 - 3.06	39,712,648	0.95	0.30 - 2.75	18.63 - 21.57
BHFTI CBRE Global Real	2021	27,300,104	1.50 - 4.32	53,675,641	3.03	0.30 - 2.60	30.97 - 34.30
Estate Subaccount	2020	30,117,273	1.14 - 3.26	44,728,909	4.65	0.30 - 2.60	(7.46) - (5.06)
	2019	32,063,792	1.23 - 3.48	50,458,985	3.29	0.30 - 2.60	21.61 - 24.72
	2018	36,175,262	0.99 - 2.83	46,235,983	6.15	0.30 - 2.65	(11.00) - (8.63)
	2017	41,045,404	1.11 - 3.14	58,000,544	3.66	0.30 - 2.65	7.91 - 10.64

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Harris Oakmark	2021	16,792,113	1.89 - 3.57	43,630,122	0.84	0.30 - 2.60	5.88 - 8.34
International Subaccount	2020	18,854,315	1.77 - 3.31	45,754,850	3.35	0.30 - 2.60	2.65 - 5.05
	2019	20,273,169	1.71 - 3.18	47,641,821	2.42	0.30 - 2.60	21.63 - 24.46
	2018	22,374,791	1.39 - 2.57	42,867,838	1.94	0.30 - 2.60	(25.70) - (23.96)
	2017	25,199,950	1.86 - 3.40	64,343,029	1.77	0.30 - 2.60	27.44 - 30.39
BHFTI Invesco Comstock	2021	45,921,335	2.29 - 4.80	156,894,907	1.93	0.30 - 2.60	29.77 - 32.78
Subaccount	2020	52,488,938	1.77 - 3.63	137,078,924	2.22	0.30 - 2.75	(3.21) - (0.80)
	2019	56,832,658	1.82 - 3.67	152,074,044	2.13	0.30 - 2.75	21.57 - 24.58
	2018	63,737,613	1.50 - 2.95	138,849,069	0.64	0.30 - 2.75	(14.55) - (12.42)
	2017	72,375,071	1.75 - 3.38	182,616,256	2.26	0.30 - 2.75	14.83 - 17.67
BHFTI Invesco Global Equity	2021	119,275,854	2.29 - 5.18	374,561,297	0.09	0.30 - 2.70	12.39 - 15.12
Subaccount	2020	130,926,591	2.04 - 4.56	359,649,007	0.83	0.30 - 2.70	24.18 - 27.20
	2019	144,505,215	1.64 - 3.64	314,384,723	0.98	0.30 - 2.70	28.06 - 31.17
	2018	160,664,481	1.28 - 2.81	268,404,523	1.17	0.30 - 2.70	(15.47) - (13.41)
	2017	177,903,929	1.51 - 3.29	345,629,105	1.05	0.30 - 2.70	33.10 - 36.32
BHFTI Invesco Small Cap	2021	2,816,365	4.15 - 7.71	16,315,837	—	0.30 - 2.60	4.19 - 6.80
Growth Subaccount	2020	3,049,133	3.96 - 7.32	16,747,297	0.07	0.30 - 2.60	52.73 - 56.77
	2019	3,593,417	2.58 - 4.74	12,738,892	—	0.30 - 2.60	21.22 - 24.26
	2018	4,114,781	2.12 - 3.87	11,843,374	—	0.30 - 2.60	(11.40) - (9.05)
	2017	4,505,102	2.38 - 4.32	14,475,753	—	0.30 - 2.60	22.13 - 25.23
BHFTI JPMorgan Small Cap	2021	3,105,281	2.55 - 3.54	10,171,546	1.14	0.30 - 2.60	29.60 - 32.61
Value Subaccount	2020	3,390,292	2.00 - 2.70	8,465,126	1.38	0.30 - 2.60	3.61 - 6.02
	2019	3,563,421	1.92 - 2.57	8,476,557	1.39	0.30 - 2.60	16.46 - 19.17
	2018	4,117,827	1.64 - 2.18	8,290,881	1.33	0.30 - 2.60	(15.99) - (14.02)
	2017	4,789,787	1.94 - 2.56	11,367,369	1.33	0.30 - 2.60	0.97 - 3.31
BHFTI Loomis Sayles Global	2021	10,306,590	4.59 - 13.45	136,279,058	1.02	0.60 - 1.30	13.09 - 13.88
Allocation Subaccount	2020	11,429,150	4.06 - 11.89	133,723,909	0.92	0.60 - 1.30	13.62 - 14.42
	2019	12,653,433	3.57 - 10.46	130,123,820	1.74	0.60 - 1.30	26.21 - 27.10
	2018	14,244,848	2.83 - 8.28	116,130,303	2.11	0.60 - 1.30	(6.43) - (5.77)
	2017	15,823,517	3.02 - 8.85	137,653,578	1.61	0.60 - 1.30	21.74 - 22.60
BHFTI Loomis Sayles Growth	2021	114,041,018	1.96 - 25.15	829,993,068	0.22	0.30 - 2.60	15.23 - 18.30
Subaccount	2020	40,644,387	1.70 - 21.46	535,699,103	0.83	0.30 - 2.60	28.86 - 32.14
	2019	45,285,728	1.32 - 16.40	454,235,912	1.05	0.30 - 2.60	20.42 - 23.46
	2018	51,154,762	1.10 - 13.41	414,799,286	0.81	0.30 - 2.60	(9.45) - (7.09)
	2017	57,292,688	1.21 - 14.57	501,767,709	0.94	0.30 - 2.60	15.39 - 18.34
BHFTI MetLife Multi-Index	2021	12,403	17.75 - 19.19	230,463	1.74	0.30 - 1.15	8.46 - 9.39
Targeted Risk Subaccount	2020	11,229	16.37 - 17.54	191,444	2.16	0.30 - 1.15	5.34 - 6.24
	2019	9,601	15.54 - 16.51	154,590	2.15	0.30 - 1.15	20.32 - 21.35
	2018	7,608	12.91 - 13.36	101,299	1.71	0.60 - 1.15	(8.25) - (7.74)
	2017	6,753	14.07 - 14.48	96,752	1.48	0.60 - 1.15	14.23 - 14.85
BHFTI MFS® Research	2021	21,549,408	1.70 - 3.24	52,762,722	0.95	0.30 - 2.65	8.79 - 11.38
International Subaccount	2020	23,270,099	1.56 - 3.01	51,739,812	2.22	0.30 - 2.65	10.05 - 12.68
	2019	25,096,575	1.42 - 2.66	50,063,291	1.35	0.30 - 2.65	24.96 - 27.93
	2018	29,057,675	1.14 - 2.11	45,817,411	1.96	0.30 - 2.65	(16.26) - (14.25)
	2017	31,900,957	1.36 - 2.50	59,333,834	1.75	0.30 - 2.65	24.81 - 27.77

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Morgan Stanley	2021	1,827,815	4.83 - 13.43	14,012,753	—	0.30 - 2.60	(13.07) - (11.05)
Discovery Subaccount	2020	2,247,711	5.52 - 15.30	19,200,216	—	0.30 - 2.60	146.62 - 152.36
	2019	2,823,184	2.22 - 6.14	9,792,076	—	0.30 - 2.60	36.53 - 39.71
	2018	3,496,322	1.61 - 4.46	8,695,925	—	0.30 - 2.60	7.31 - 9.82
	2017	4,084,676	1.49 - 4.11	9,509,065	0.27	0.30 - 2.60	36.33 - 39.49
BHFTI PIMCO Inflation	2021	25,212,059	1.28 - 1.92	41,300,650	0.91	0.30 - 2.75	2.72 - 5.30
Protected Bond Subaccount	2020	25,848,721	1.25 - 1.83	40,701,387	2.98	0.30 - 2.75	8.67 - 11.52
	2019	27,065,624	1.15 - 1.64	38,613,564	3.63	0.30 - 2.75	5.49 - 8.16
	2018	30,239,957	1.09 - 1.51	40,399,388	1.80	0.30 - 2.75	(4.93) - (2.42)
	2017	32,003,367	1.15 - 1.56	44,339,886	1.77	0.30 - 2.75	0.82 - 3.50
BHFTI PIMCO Total Return	2021	70,706,574	1.35 - 2.48	125,075,812	1.80	0.30 - 2.70	(4.02) - (1.69)
Subaccount	2020	75,518,667	1.41 - 2.53	138,373,579	3.81	0.30 - 2.70	5.62 - 8.19
	2019	78,582,880	1.34 - 2.35	135,396,335	2.88	0.30 - 2.70	5.57 - 8.14
	2018	89,062,869	1.27 - 2.18	144,076,290	1.36	0.30 - 2.70	(2.90) - (0.53)
	2017	98,723,354	1.30 - 2.20	163,277,023	1.76	0.30 - 2.70	1.72 - 4.19
BHFTI Schroders Global	2021	11,905	15.99 - 17.21	199,578	0.33	0.30 - 1.15	10.15 - 11.09
Multi-Asset Subaccount	2020	5,315	14.51 - 15.50	80,394	1.69	0.30 - 1.15	0.94 - 1.80
(Commenced 4/27/2016 and	2019	5,741	14.38 - 15.22	85,566	1.27	0.30 - 1.15	20.10 - 21.13
began transactions in 2018)	2018	3,736	11.97 - 12.57	46,120	1.33	0.30 - 1.15	(6.39) - (5.85)
BHFTI SSGA Growth and	2021	45,676,905	2.28	104,179,077	1.77	1.25	11.97
Income ETF Subaccount	2020	49,561,039	2.04	100,953,217	2.67	1.25	8.46
	2019	53,069,377	1.88	99,668,070	2.33	1.25	18.12
	2018	58,083,774	1.59	92,348,751	2.33	1.25	(7.69)
	2017	64,046,553	1.72	110,308,883	2.43	1.25	14.42
BHFTI SSGA Growth ETF	2021	61,849,873	2.44	151,018,714	1.46	1.25	16.14
Subaccount	2020	67,076,358	2.10	141,014,656	2.41	1.25	9.37
	2019	72,169,512	1.92	138,723,949	1.96	1.25	20.92
	2018	77,737,637	1.59	123,572,685	2.03	1.25	(9.89)
	2017	84,156,265	1.76	148,452,972	2.09	1.25	18.15
BHFTI T. Rowe Price Large Cap	2021	111,352,652	1.36 - 15.74	347,510,045	1.91	0.30 - 2.70	0.00 - 25.74
Value Subaccount	2020	124,173,096	1.36 - 12.61	312,097,691	2.43	0.30 - 2.70	0.00 - 2.69
	2019	133,926,038	1.36 - 12.38	333,726,536	2.12	0.30 - 2.70	0.00 - 26.24
	2018	149,819,774	1.36 - 9.88	299,862,560	1.83	0.30 - 2.70	(11.59) - 0.00
	2017	167,544,150	1.63 - 10.98	375,860,857	2.06	0.30 - 2.70	13.84 - 16.72
BHFTI T. Rowe Price Mid Cap	2021	335,917	3.11 - 6.14	1,735,765	—	1.55 - 2.65	11.97 - 13.21
Growth Subaccount	2020	365,293	2.77 - 5.42	1,654,828	0.03	1.55 - 2.65	20.67 - 22.01
	2019	441,042	2.30 - 4.44	1,619,265	0.03	1.55 - 2.65	27.64 - 29.05
	2018	454,756	1.80 - 3.44	1,275,411	—	1.55 - 2.65	(4.76) - (3.70)
	2017	515,398	1.89 - 3.57	1,483,222	—	1.55 - 2.65	21.49 - 22.83
BHFTI Victory Sycamore Mid	2021	13,610,599	2.09 - 4.75	36,226,321	1.18	0.30 - 2.65	28.35 - 31.40
Cap Value Subaccount	2020	15,488,754	1.63 - 3.66	31,721,164	1.46	0.30 - 2.65	4.82 - 7.32
	2019	16,842,655	1.55 - 3.46	32,723,668	1.13	0.30 - 2.65	25.61 - 28.60
	2018	19,084,211	1.24 - 2.72	29,300,344	0.60	0.30 - 2.65	(12.51) - (10.42)
	2017	21,415,273	1.41 - 3.08	37,197,594	0.97	0.30 - 2.65	6.62 - 9.15

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Bond	2021	61,476,978	1.15 - 2.62	103,285,912	2.66	0.30 - 2.70	(3.29) - (0.73)
Income Subaccount	2020	64,844,578	1.19 - 2.64	111,079,654	3.54	0.30 - 2.75	5.50 - 8.27
	2019	65,840,601	1.13 - 2.47	105,679,169	3.67	0.30 - 2.75	6.69 - 9.50
	2018	71,016,285	1.06 - 2.28	105,252,233	3.33	0.30 - 2.75	(3.23) - (0.66)
	2017	80,540,234	1.10 - 2.31	121,551,846	3.06	0.30 - 2.75	1.14 - 3.79
BHFTII BlackRock Capital	2021	49,222,265	3.00 - 14.77	269,805,579	—	0.30 - 2.60	18.03 - 20.84
Appreciation Subaccount	2020	55,046,836	2.52 - 12.34	250,131,341	—	0.30 - 2.60	36.96 - 40.24
	2019	61,999,647	1.82 - 8.88	201,388,951	0.21	0.30 - 2.60	29.39 - 32.45
	2018	70,400,985	1.39 - 6.77	172,931,439	0.12	0.30 - 2.65	(0.28) - 2.12
	2017	80,040,866	1.38 - 6.69	191,718,105	0.10	0.30 - 2.65	30.31 - 33.53
BHFTII BlackRock	2021	148,782,023	0.76 - 2.24	163,085,890	0.30	0.30 - 2.70	(3.05) - (0.49)
Ultra-Short Term Bond	2020	158,395,101	0.78 - 2.27	174,926,731	1.88	0.30 - 2.70	(2.44) - 0.13
Subaccount	2019	151,309,257	0.80 - 2.30	169,913,120	1.73	0.30 - 2.70	(0.79) - 1.82
	2018	151,783,168	0.81 - 2.28	169,166,349	0.98	0.30 - 2.75	(1.12) - 1.50
	2017	163,187,513	0.81 - 2.27	181,229,925	0.30	0.30 - 2.75	(1.99) - 0.59
BHFTII Brighthouse Asset	2021	8,225,195	1.44 - 2.05	14,003,403	3.02	0.30 - 2.50	1.13 - 3.37
Allocation 20 Subaccount	2020	9,020,905	1.42 - 1.98	14,956,676	2.84	0.30 - 2.50	6.81 - 9.19
	2019	9,547,604	1.33 - 1.81	14,585,014	2.15	0.30 - 2.50	8.98 - 11.40
	2018	10,769,566	1.22 - 1.63	14,978,712	2.17	0.30 - 2.50	(5.03) - (2.90)
	2017	12,549,984	1.29 - 1.68	18,176,787	2.10	0.30 - 2.50	4.30 - 6.61
BHFTII Brighthouse Asset	2021	27,019,859	1.60 - 2.34	52,910,146	2.69	0.30 - 2.60	4.66 - 7.10
Allocation 40 Subaccount	2020	29,666,140	1.53 - 2.19	54,811,500	2.67	0.30 - 2.60	8.18 - 10.70
	2019	31,633,117	1.42 - 1.98	53,322,086	2.20	0.30 - 2.60	12.63 - 15.25
	2018	35,459,039	1.26 - 1.72	52,552,153	2.01	0.30 - 2.60	(6.87) - (4.69)
	2017	40,415,605	1.36 - 1.80	63,546,568	2.02	0.30 - 2.55	7.86 - 10.31
BHFTII Brighthouse Asset	2021	191,895,286	1.73 - 2.65	419,436,533	2.11	0.30 - 2.85	7.79 - 10.57
Allocation 60 Subaccount	2020	210,842,618	1.60 - 2.40	421,214,063	2.19	0.30 - 2.85	10.64 - 13.51
	2019	229,881,665	1.45 - 2.11	409,035,369	1.94	0.30 - 2.85	16.07 - 19.07
	2018	252,977,971	1.25 - 1.78	382,433,316	1.64	0.30 - 2.85	(8.78) - (6.41)
	2017	277,446,396	1.37 - 1.90	453,115,632	1.74	0.30 - 2.85	11.52 - 14.39
BHFTII Brighthouse Asset	2021	286,660,735	1.90 - 2.97	671,661,879	1.67	0.30 - 2.90	11.43 - 14.37
Allocation 80 Subaccount	2020	306,335,458	1.70 - 2.60	636,689,661	1.81	0.30 - 2.90	13.25 - 16.24
	2019	329,812,163	1.50 - 2.23	597,822,346	1.75	0.30 - 2.90	20.19 - 23.36
	2018	352,665,496	1.25 - 1.81	526,419,487	1.30	0.30 - 2.90	(10.75) - (8.39)
	2017	376,643,089	1.40 - 1.98	622,556,295	1.54	0.30 - 2.90	15.77 - 18.80
BHFTII Brighthouse/Artisan	2021	321,070	4.84 - 5.52	1,659,980	0.77	1.40 - 2.10	23.96 - 24.83
Mid Cap Value Subaccount	2020	346,188	3.91 - 4.42	1,443,362	0.70	1.40 - 2.10	3.77 - 4.50
	2019	369,215	3.76 - 4.23	1,479,094	0.51	1.40 - 2.10	20.87 - 21.72
	2018	398,727	3.11 - 3.47	1,320,037	0.39	1.40 - 2.10	(15.23) - (14.63)
	2017	473,217	3.67 - 4.07	1,833,989	0.49	1.40 - 2.10	10.21 - 10.98
BHFTII	2021	224,377	2.66 - 2.95	635,852	1.46	1.70 - 2.50	11.05 - 11.94
Brighthouse/Dimensional	2020	332,389	2.39 - 2.64	842,253	2.44	1.70 - 2.50	6.10 - 6.95
International Small Company	2019	322,203	2.25 - 2.47	766,342	1.02	1.70 - 2.50	20.00 - 20.96
Subaccount	2018	350,947	1.88 - 2.04	692,783	2.35	1.70 - 2.50	(22.54) - (21.91)
	2017	315,726	2.43 - 2.61	802,655	1.67	1.70 - 2.50	27.24 - 28.25

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII	2021	40,629,804	2.35 - 6.70	249,848,369	1.83	0.30 - 2.65	10.75 - 13.68
Brighthouse/Wellington	2020	44,766,862	2.13 - 5.95	244,102,740	2.22	0.30 - 2.65	14.37 - 17.37
Balanced Subaccount	2019	48,267,244	1.86 - 5.12	226,374,860	2.20	0.30 - 2.65	19.51 - 22.62
	2018	53,548,074	1.56 - 4.22	207,016,147	1.76	0.30 - 2.65	(6.53) - (4.05)
	2017	58,824,155	1.66 - 4.44	239,161,037	1.91	0.30 - 2.65	11.86 - 14.80
BHFTII	2021	26,750,695	2.74 - 118.93	119,852,128	1.30	0.30 - 2.65	20.86 - 24.05
Brighthouse/Wellington Core	2020	30,172,832	2.26 - 96.71	110,425,459	1.50	0.30 - 2.65	8.06 - 10.94
Equity Opportunities	2019	34,108,316	2.09 - 87.94	114,009,727	1.50	0.30 - 2.65	27.23 - 30.55
Subaccount	2018	39,171,051	1.64 - 67.95	102,413,865	1.63	0.30 - 2.65	(2.97) - (0.39)
	2017	45,507,098	1.67 - 68.81	120,932,383	1.45	0.30 - 2.65	15.71 - 18.71
BHFTII Frontier Mid Cap	2021	27,655,751	1.99 - 5.70	92,422,989	—	0.30 - 2.70	11.39 - 14.20
Growth Subaccount	2020	30,104,951	1.77 - 5.00	89,256,383	—	0.30 - 2.70	27.94 - 31.20
	2019	32,929,142	1.37 - 3.82	75,545,157	—	0.30 - 2.70	29.36 - 32.61
	2018	37,053,486	1.05 - 2.89	64,833,991	—	0.30 - 2.70	(8.38) - (6.05)
	2017	41,185,332	1.13 - 3.13	77,610,257	—	0.30 - 2.70	21.68 - 24.76
BHFTII Jennison Growth	2021	140,545,071	2.92 - 8.04	636,622,118	—	0.30 - 2.70	13.80 - 16.82
Subaccount	2020	153,242,334	2.53 - 6.98	600,180,660	0.20	0.30 - 2.70	52.20 - 56.33
	2019	169,679,169	1.64 - 4.53	429,253,466	0.42	0.30 - 2.70	28.97 - 32.43
	2018	188,452,697	1.26 - 3.47	363,480,340	0.32	0.30 - 2.70	(2.57) - 0.05
	2017	208,309,436	1.27 - 3.51	405,643,359	0.28	0.30 - 2.70	33.35 - 36.91
BHFTII Loomis Sayles Small	2021	151,115	7.66 - 9.55	1,310,558	—	1.70 - 2.50	18.64 - 19.59
Cap Core Subaccount	2020	251,717	6.45 - 7.99	1,842,313	—	1.70 - 2.50	9.02 - 9.90
	2019	244,753	5.92 - 7.27	1,638,105	—	1.70 - 2.50	22.14 - 23.12
	2018	257,659	4.85 - 5.90	1,406,195	—	1.70 - 2.50	(13.50) - (12.80)
	2017	233,617	5.60 - 6.77	1,468,973	0.05	1.70 - 2.50	12.13 - 13.03
BHFTII MetLife Aggregate	2021	16,238,089	1.52 - 2.85	43,696,106	2.56	0.30 - 1.30	(3.19) - (2.22)
Bond Index Subaccount	2020	18,077,676	1.56 - 2.95	50,124,144	2.99	0.30 - 1.30	5.82 - 6.89
	2019	18,995,114	1.48 - 2.78	49,551,346	3.19	0.30 - 1.30	7.23 - 8.31
	2018	21,376,472	1.38 - 2.59	51,926,708	3.03	0.30 - 1.30	(1.47) - (0.48)
	2017	23,403,576	1.40 - 2.63	57,551,248	2.92	0.30 - 1.30	1.93 - 2.95
BHFTII MetLife Mid Cap	2021	4,606,537	3.58 - 65.10	20,772,663	1.03	0.30 - 1.25	22.59 - 23.64
Stock Index Subaccount	2020	4,983,294	2.92 - 52.65	17,812,461	1.40	0.30 - 1.25	11.77 - 12.73
	2019	5,500,355	2.60 - 46.71	16,820,113	1.35	0.30 - 1.25	24.10 - 25.16
	2018	6,446,927	2.09 - 37.32	15,350,273	1.23	0.30 - 1.25	(12.58) - (11.83)
	2017	7,333,867	2.39 - 42.33	19,314,230	1.34	0.30 - 1.25	14.28 - 15.26
BHFTII MetLife MSCI EAFE®	2021	14,867,590	1.42 - 3.51	46,762,959	1.81	0.30 - 1.60	8.97 - 10.39
Index Subaccount	2020	15,901,807	1.30 - 3.21	45,600,966	3.14	0.30 - 1.60	6.13 - 7.52
	2019	17,083,332	1.23 - 3.01	45,870,914	2.69	0.30 - 1.60	20.00 - 21.57
	2018	18,728,366	1.02 - 2.50	41,661,089	3.02	0.30 - 1.60	(15.29) - (14.17)
	2017	20,185,195	1.21 - 2.94	52,579,273	2.69	0.30 - 1.60	22.93 - 24.53
BHFTII MetLife Russell 2000®	2021	14,195,220	3.67 - 8.63	110,551,440	1.00	0.30 - 1.65	12.65 - 14.18
Index Subaccount	2020	15,452,574	3.26 - 7.63	106,535,021	1.35	0.30 - 1.65	17.66 - 19.26
	2019	17,116,080	2.77 - 6.46	99,890,207	1.19	0.30 - 1.65	23.57 - 25.24
	2018	19,151,054	2.24 - 5.20	89,981,408	1.12	0.30 - 1.65	(12.44) - (11.24)
	2017	20,998,581	2.56 - 5.92	112,322,154	1.21	0.30 - 1.65	12.80 - 14.33

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2021	243,652,049	2.84 - 88.05	1,076,150,013	1.50	0.28 - 3.50	23.82 - 28.00
Subaccount	2020	267,736,911	2.28 - 69.29	932,920,782	1.85	0.28 - 3.50	13.92 - 17.77
	2019	293,791,316	1.92 - 59.26	876,394,842	2.12	0.28 - 3.50	26.52 - 30.78
	2018	327,389,149	1.57 - 45.64	755,196,430	1.78	0.28 - 3.50	(7.99) - (4.87)
	2017	361,289,220	1.64 - 48.32	884,599,164	1.75	0.28 - 3.50	17.25 - 21.20
BHFTII MFS® Total Return	2021	79,234,296	1.69 - 6.28	291,543,870	1.72	0.30 - 2.75	10.84 - 13.65
Subaccount	2020	86,823,842	1.52 - 5.57	284,958,886	2.28	0.30 - 2.75	6.51 - 9.21
	2019	94,435,263	1.43 - 5.15	288,485,569	2.19	0.30 - 2.75	16.81 - 19.77
	2018	107,311,664	1.22 - 4.34	277,060,117	2.13	0.30 - 2.75	(8.38) - (6.04)
	2017	121,012,734	1.33 - 4.66	336,697,082	2.35	0.30 - 2.75	9.13 - 11.89
BHFTII MFS® Value	2021	31,115,985	2.13 - 4.88	121,811,161	1.53	0.30 - 2.65	22.08 - 25.17
Subaccount	2020	34,704,830	1.74 - 3.90	109,929,207	1.95	0.30 - 2.65	0.99 - 3.65
	2019	37,952,195	1.73 - 3.76	117,774,514	1.89	0.30 - 2.65	26.51 - 29.74
	2018	43,397,961	1.36 - 2.90	105,118,219	1.48	0.30 - 2.65	(12.56) - (10.32)
	2017	47,045,537	1.56 - 3.26	128,018,025	2.01	0.30 - 2.65	14.57 - 17.65
BHFTII Neuberger Berman	2021	11,806,761	2.58 - 8.61	63,123,292	0.07	0.30 - 2.65	15.03 - 18.06
Genesis Subaccount	2020	12,918,981	2.23 - 7.32	59,097,124	0.15	0.30 - 2.65	21.49 - 24.73
	2019	15,001,058	1.83 - 5.88	54,842,256	0.20	0.30 - 2.65	26.02 - 29.29
	2018	17,310,381	1.44 - 4.56	49,617,508	0.31	0.30 - 2.65	(9.43) - (6.98)
	2017	19,224,324	1.58 - 4.92	59,769,456	0.38	0.30 - 2.65	12.48 - 15.41
BHFTII T. Rowe Price Large	2021	16,550,380	4.03 - 8.75	86,775,807	—	0.30 - 2.65	16.87 - 19.59
Cap Growth Subaccount	2020	17,957,890	3.44 - 7.31	79,350,326	0.03	0.30 - 2.65	33.13 - 36.23
	2019	19,835,567	2.58 - 5.37	65,039,439	0.20	0.30 - 2.65	27.24 - 30.20
	2018	22,058,904	2.03 - 4.12	55,949,934	0.22	0.30 - 2.65	(3.71) - (1.45)
	2017	24,505,822	2.11 - 4.18	63,630,978	0.10	0.30 - 2.65	30.06 - 33.08
BHFTII T. Rowe Price Small	2021	25,050,895	3.34 - 8.09	129,542,257	—	0.30 - 2.65	8.44 - 11.02
Cap Growth Subaccount	2020	27,703,714	3.08 - 7.31	130,165,373	—	0.30 - 2.65	20.79 - 23.67
	2019	30,420,959	2.55 - 5.93	116,605,680	—	0.30 - 2.65	29.36 - 32.44
	2018	34,048,706	1.97 - 4.49	99,301,511	—	0.30 - 2.65	(9.23) - (7.06)
	2017	37,310,815	2.17 - 4.84	118,103,918	0.07	0.30 - 2.65	19.34 - 22.17
BHFTII Western Asset	2021	20,308,407	1.45 - 54.00	119,588,003	3.68	0.30 - 2.75	(0.10) - 2.51
Management Strategic Bond	2020	21,792,356	1.44 - 52.68	127,209,010	5.88	0.30 - 2.75	3.87 - 6.59
Opportunities Subaccount	2019	22,930,953	1.38 - 49.42	130,550,552	4.83	0.30 - 2.75	11.20 - 14.14
	2018	26,066,458	1.24 - 43.29	133,489,367	5.34	0.30 - 2.75	(6.54) - (4.09)
	2017	29,601,617	1.32 - 45.14	161,437,591	3.86	0.30 - 2.75	5.06 - 7.90
BHFTII Western Asset	2021	33,120,355	1.05 - 2.75	54,069,701	2.67	0.15 - 2.45	(3.90) - (1.67)
Management U.S. Government	2020	33,522,576	1.09 - 2.83	57,214,870	3.14	0.15 - 2.45	2.69 - 5.09
Subaccount	2019	34,568,327	1.06 - 2.71	57,126,008	2.73	0.15 - 2.45	3.46 - 5.87
	2018	39,125,839	1.02 - 2.59	61,098,385	2.32	0.15 - 2.45	(1.49) - 0.82
	2017	44,189,926	1.04 - 2.59	68,510,028	2.66	0.15 - 2.45	(0.53) - 1.78
BNY Mellon Sustainable U.S.	2021	283,656	3.83 - 4.57	1,176,974	0.60	1.55 - 2.50	23.55 - 24.73
Equity Subaccount	2020	291,006	3.10 - 3.67	973,341	0.90	1.55 - 2.50	20.79 - 21.95
	2019	247,250	2.57 - 3.01	682,990	1.26	1.55 - 2.50	30.70 - 31.95
	2018	251,679	1.73 - 2.28	529,454	1.47	1.55 - 2.65	(7.15) - (6.11)
	2017	246,933	1.86 - 2.43	553,728	0.92	1.55 - 2.65	12.04 - 13.28

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Delaware VIP® Small Cap	2021	1,679,073	5.05 - 8.96	10,482,500	0.84	0.30 - 1.30	32.68 - 34.01
Value Subaccount	2020	1,825,639	3.77 - 6.70	8,517,325	1.37	0.30 - 1.30	(3.17) - (2.20)
	2019	1,950,909	3.85 - 6.87	9,419,075	1.08	0.30 - 1.30	26.49 - 27.76
	2018	2,189,895	3.02 - 5.40	8,251,064	0.86	0.30 - 1.30	(17.80) - (16.97)
	2017	2,506,672	3.63 - 6.52	11,407,245	0.86	0.30 - 1.30	10.61 - 11.72
DWS Small Mid Cap Value VIP	2021	858,704	2.69 - 4.29	3,262,839	0.88	1.55 - 2.65	26.64 - 28.04
Subaccount	2020	1,006,067	2.13 - 3.35	3,000,310	1.12	1.55 - 2.65	(3.70) - (2.63)
	2019	1,109,069	2.21 - 3.44	3,442,628	0.36	1.55 - 2.65	17.83 - 19.13
	2018	1,228,018	1.87 - 2.89	3,204,277	0.99	1.55 - 2.65	(18.53) - (17.62)
	2017	1,290,516	2.30 - 3.51	4,107,166	0.38	1.55 - 2.65	7.26 - 8.44
Fidelity® VIP Contrafund®	2021	40,331,243	3.99 - 6.98	255,315,638	0.03	0.30 - 2.65	24.18 - 27.13
Subaccount	2020	44,529,584	3.20 - 5.54	223,915,495	0.09	0.30 - 2.65	26.82 - 29.84
	2019	49,988,801	2.51 - 4.31	195,661,753	0.23	0.30 - 2.65	27.84 - 30.88
	2018	57,487,411	1.96 - 3.32	173,689,860	0.45	0.30 - 2.65	(9.10) - (6.92)
	2017	64,652,989	2.14 - 3.61	212,284,338	0.78	0.30 - 2.65	18.42 - 21.22
Fidelity® VIP Dynamic	2021	399,881	3.90 - 7.30	2,026,075	0.10	0.30 - 2.35	21.39 - 23.90
Capital Appreciation	2020	542,634	3.18 - 5.89	2,284,013	0.04	0.30 - 2.35	30.24 - 32.94
Subaccount	2019	560,124	2.42 - 4.43	1,791,623	0.38	0.30 - 2.45	26.68 - 29.43
	2018	628,126	1.89 - 3.43	1,565,732	0.34	0.30 - 2.50	(7.52) - (5.45)
	2017	699,361	2.02 - 3.62	1,870,222	0.62	0.30 - 2.50	20.46 - 23.13
Fidelity® VIP	2021	29,152,777	2.86 - 8.46	237,742,367	1.87	0.30 - 1.90	22.26 - 24.52
Equity-Income Subaccount	2020	31,565,480	2.34 - 6.86	208,554,867	1.79	0.30 - 1.90	4.43 - 6.37
	2019	34,706,180	2.24 - 6.51	217,669,778	1.97	0.30 - 1.90	24.72 - 27.06
	2018	38,772,632	1.80 - 5.17	192,945,322	2.21	0.30 - 1.90	(10.27) - (8.57)
	2017	42,812,375	2.00 - 5.71	235,072,085	1.67	0.30 - 1.90	10.54 - 12.56
Fidelity® VIP Freedom 2020	2021	317,694	2.54 - 3.00	861,063	0.81	0.30 - 1.30	7.85 - 8.94
Subaccount	2020	317,827	2.35 - 2.75	795,487	1.17	0.30 - 1.30	13.24 - 14.38
	2019	231,752	2.12 - 2.41	510,654	1.96	0.30 - 1.15	18.51 - 19.52
	2018	198,054	1.79 - 2.01	366,988	1.48	0.30 - 1.15	(7.16) - (6.36)
	2017	161,933	1.93 - 2.15	321,970	1.40	0.30 - 1.15	14.93 - 15.91
Fidelity® VIP Freedom 2025	2021	641,981	2.85 - 3.28	1,902,501	0.86	0.30 - 1.15	9.29 - 10.22
Subaccount	2020	559,448	2.60 - 2.97	1,510,878	0.95	0.30 - 1.15	14.35 - 15.33
	2019	603,881	2.28 - 2.58	1,425,633	2.09	0.30 - 1.15	20.12 - 21.15
	2018	482,273	1.90 - 2.13	942,996	2.26	0.30 - 1.15	(7.85) - (7.06)
	2017	160,567	2.06 - 2.21	339,959	1.12	0.60 - 1.15	16.23 - 16.87
Fidelity® VIP Freedom 2030	2021	453,819	2.91 - 3.44	1,429,715	1.06	0.30 - 1.30	10.62 - 11.73
Subaccount	2020	336,207	2.63 - 3.08	944,547	0.99	0.30 - 1.30	15.13 - 16.29
	2019	417,319	2.29 - 2.65	1,034,669	2.38	0.30 - 1.30	22.51 - 23.74
	2018	286,413	1.87 - 2.05	563,583	1.17	0.60 - 1.30	(9.25) - (8.61)
	2017	249,380	2.10 - 2.33	540,637	1.39	0.30 - 1.15	19.32 - 20.33
Fidelity® VIP Freedom 2040	2021	118,864	4.37 - 4.87	540,288	0.75	0.30 - 1.15	16.15 - 17.14
Subaccount	2020	103,682	3.76 - 4.16	404,352	0.90	0.30 - 1.15	17.63 - 18.63
	2019	73,176	3.20 - 3.50	242,007	1.76	0.30 - 1.15	26.77 - 27.85
	2018	61,131	2.52 - 2.74	157,143	1.00	0.30 - 1.15	(11.16) - (10.39)
	2017	43,802	2.84 - 3.06	126,195	1.15	0.30 - 1.15	21.89 - 22.93

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Freedom 2050	2021	247,568	4.38 - 4.97	1,149,099	0.75	0.30 - 1.30	16.00 - 17.16
Subaccount	2020	217,368	3.84 - 4.25	865,948	0.80	0.30 - 1.15	17.63 - 18.64
	2019	141,041	3.27 - 3.58	476,052	1.46	0.30 - 1.15	26.75 - 27.83
	2018	140,023	2.58 - 2.80	371,752	1.46	0.30 - 1.15	(11.16) - (10.40)
	2017	38,641	2.90 - 3.12	114,743	1.55	0.30 - 1.15	21.90 - 22.93
Fidelity® VIP FundsManager	2021	37,020,338	19.20 - 23.48	723,462,420	1.10	0.70 - 2.10	10.01 - 11.56
60% Subaccount	2020	39,285,876	17.45 - 21.04	697,114,674	1.06	0.70 - 2.10	12.73 - 14.32
	2019	40,912,426	15.48 - 18.41	643,235,435	1.52	0.70 - 2.10	17.98 - 19.65
	2018	42,848,800	13.12 - 15.39	570,284,109	1.23	0.70 - 2.10	(8.39) - (7.10)
	2017	44,882,793	14.32 - 16.56	651,221,411	1.09	0.70 - 2.10	14.56 - 16.17
Fidelity® VIP High Income	2021	3,510,924	2.28 - 4.03	14,084,477	5.26	0.95 - 1.30	3.06 - 3.42
Subaccount	2020	3,759,086	2.21 - 3.90	14,618,428	4.92	0.95 - 1.30	1.42 - 1.77
	2019	4,148,603	2.18 - 3.85	15,896,086	5.01	0.95 - 1.30	13.62 - 14.02
	2018	4,644,052	1.92 - 3.38	15,648,435	5.39	0.95 - 1.30	(4.54) - (4.20)
	2017	5,206,840	2.01 - 3.54	18,374,730	5.17	0.95 - 1.30	5.56 - 5.93
Fidelity® VIP Mid Cap	2021	43,120,439	3.29 - 7.15	263,609,660	0.35	0.30 - 2.65	22.03 - 24.93
Subaccount	2020	47,677,976	2.68 - 5.74	235,076,664	0.40	0.30 - 2.65	14.78 - 17.51
	2019	52,387,758	2.33 - 4.90	221,566,211	0.67	0.30 - 2.65	19.95 - 22.80
	2018	57,879,679	1.93 - 4.00	200,990,838	0.39	0.30 - 2.65	(17.02) - (15.03)
	2017	63,984,525	2.32 - 4.72	263,863,750	0.48	0.30 - 2.65	17.39 - 20.18
FTVIPT Franklin Income VIP	2021	4,937,216	1.88 - 8.53	13,797,419	4.65	1.30 - 2.55	13.82 - 15.25
Subaccount	2020	5,430,914	1.65 - 7.41	13,289,039	5.83	1.30 - 2.55	(1.85) - (0.61)
	2019	6,360,321	1.68 - 7.46	15,465,174	5.30	1.30 - 2.55	13.14 - 14.56
	2018	7,205,410	1.49 - 6.52	15,473,523	4.88	1.30 - 2.55	(6.73) - (5.55)
	2017	8,450,684	1.59 - 6.91	19,075,858	4.14	1.30 - 2.55	6.92 - 8.26
FTVIPT Franklin Mutual	2021	4,118,796	2.38 - 2.78	10,403,872	2.81	1.40 - 1.90	16.93 - 17.51
Shares VIP Subaccount	2020	4,630,910	2.03 - 2.37	9,971,757	2.76	1.40 - 1.90	(6.84) - (6.37)
	2019	5,065,548	2.18 - 2.53	11,737,530	1.79	1.40 - 1.90	20.27 - 20.87
	2018	5,820,994	1.82 - 2.09	11,189,550	2.36	1.40 - 1.90	(10.79) - (10.34)
	2017	6,577,838	2.03 - 2.33	14,138,169	2.23	1.40 - 1.90	6.31 - 6.85
FTVIPT Franklin Rising	2021	2,704,402	2.86 - 5.05	12,162,912	0.87	1.50 - 3.05	22.98 - 24.90
Dividends VIP Subaccount	2020	3,116,782	2.32 - 4.05	11,278,118	1.22	1.50 - 3.05	12.48 - 14.24
	2019	4,119,081	2.06 - 3.54	13,208,784	1.24	1.50 - 3.05	25.35 - 27.31
	2018	4,760,651	1.65 - 2.79	12,059,825	1.27	1.50 - 3.05	(7.94) - (6.50)
	2017	5,463,493	1.79 - 2.98	14,883,621	1.53	1.50 - 3.05	16.95 - 18.77
FTVIPT Franklin Small-Mid	2021	6,221,002	3.33 - 6.15	29,521,582	—	1.25 - 2.70	7.08 - 8.65
Cap Growth VIP Subaccount	2020	7,030,615	3.09 - 5.70	30,892,301	—	1.25 - 2.70	50.95 - 53.16
	2019	7,883,686	2.03 - 3.74	22,806,213	—	1.25 - 2.70	27.93 - 29.80
	2018	8,887,240	1.57 - 2.90	19,886,572	—	1.25 - 2.70	(7.91) - (6.55)
	2017	10,078,397	1.69 - 3.12	24,229,242	—	1.25 - 2.70	18.18 - 19.90
FTVIPT Templeton Developing	2021	5,029,951	2.51 - 3.82	13,790,529	0.88	0.30 - 1.40	(7.05) - (6.02)
Markets VIP Subaccount	2020	5,519,321	2.70 - 4.11	16,223,290	4.15	0.30 - 1.40	15.55 - 16.83
	2019	6,210,752	2.34 - 3.56	15,746,332	1.00	0.30 - 1.40	24.94 - 26.32
	2018	7,069,382	1.87 - 2.85	14,319,195	0.87	0.30 - 1.40	(16.97) - (16.05)
	2017	7,812,223	2.25 - 3.43	19,036,999	0.98	0.30 - 1.40	38.46 - 39.99

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Templeton Foreign	2021	22,062,676	1.30 - 2.22	37,803,629	1.84	0.30 - 2.65	1.44 - 3.85
VIP Subaccount	2020	23,937,576	1.27 - 2.17	40,058,261	3.41	0.30 - 2.65	(3.75) - (1.45)
	2019	25,305,736	1.31 - 2.24	43,610,980	1.73	0.30 - 2.65	9.59 - 12.19
	2018	28,049,760	1.06 - 2.02	43,703,190	2.67	0.30 - 2.70	(17.71) - (15.70)
	2017	29,831,295	1.29 - 2.43	55,918,436	2.59	0.30 - 2.70	13.59 - 16.34
Invesco V.I. Comstock	2021	1,601,567	1.80 - 3.81	4,092,771	1.80	1.40 - 2.60	29.94 - 31.51
Subaccount	2020	1,825,227	1.37 - 2.90	3,560,476	2.37	1.40 - 2.60	(3.41) - (2.24)
	2019	2,006,443	1.40 - 2.97	4,072,091	1.96	1.40 - 2.60	22.09 - 23.56
	2018	2,240,752	1.14 - 2.40	3,687,615	1.63	1.40 - 2.60	(14.43) - (13.39)
	2017	2,636,942	1.31 - 2.78	4,984,389	2.02	1.40 - 2.60	14.84 - 16.22
Invesco V.I. Diversified	2021	286,444	2.20 - 2.80	708,307	1.97	1.60 - 2.50	15.67 - 16.71
Dividend Subaccount	2020	327,493	1.90 - 2.40	701,857	2.79	1.60 - 2.50	(2.61) - (1.72)
	2019	369,215	1.95 - 2.44	809,471	2.64	1.60 - 2.50	21.69 - 22.79
	2018	409,495	1.60 - 1.99	740,498	1.81	1.60 - 2.50	(10.10) - (9.29)
	2017	551,287	1.74 - 2.19	1,111,690	1.39	1.60 - 2.50	5.68 - 6.63
Invesco V.I. Equity and	2021	12,184,420	2.37 - 3.57	40,614,482	1.64	1.40 - 2.65	2.12 - 16.71
Income Subaccount	2020	12,989,346	2.75 - 3.00	37,311,675	2.17	1.40 - 1.90	7.58 - 8.12
	2019	14,866,988	2.55 - 2.78	39,633,770	2.26	1.40 - 1.90	17.75 - 18.34
	2018	17,005,128	2.17 - 2.35	38,404,499	1.94	1.40 - 1.90	(11.44) - (10.99)
	2017	19,267,979	2.45 - 2.64	49,006,572	1.44	1.40 - 1.90	8.70 - 9.24
Invesco V.I. Government	2021	3,500,509	0.99 - 1.65	4,256,831	2.12	1.40 - 2.50	(4.84) - (3.63)
Securities Subaccount	2020	4,230,959	1.04 - 1.71	5,332,136	2.20	1.40 - 2.50	3.35 - 4.79
	2019	4,326,178	1.01 - 1.63	5,279,639	2.24	1.40 - 2.50	3.14 - 4.60
	2018	4,822,600	0.98 - 1.56	5,682,200	1.90	1.40 - 2.50	(2.20) - (0.85)
	2017	5,816,467	1.00 - 1.57	6,969,659	1.84	1.40 - 2.50	(0.78) - 0.54
Invesco V.I. S&P 500 Index	2021	629,986	3.44 - 4.57	2,493,904	1.03	1.60 - 2.60	24.62 - 25.87
Subaccount	2020	662,461	2.75 - 3.63	2,103,614	0.86	1.60 - 2.60	14.67 - 15.82
	2019	1,310,790	2.39 - 3.13	3,724,378	1.22	1.55 - 2.60	27.27 - 28.61
	2018	1,323,036	1.87 - 2.44	2,944,765	1.87	1.55 - 2.60	(7.52) - (6.54)
	2017	782,152	2.01 - 2.61	1,832,641	1.42	1.55 - 2.60	17.91 - 19.15
Janus Henderson Enterprise	2021	4,015,526	2.37 - 8.54	16,132,869	0.24	0.30 - 2.60	13.55 - 16.19
Subaccount	2020	4,419,389	2.08 - 7.46	15,348,565	—	0.30 - 2.60	16.12 - 18.83
	2019	5,055,800	1.77 - 6.36	15,017,253	0.05	0.30 - 2.60	31.69 - 34.75
	2018	5,565,999	1.34 - 4.79	11,953,242	0.11	0.30 - 2.60	(3.23) - (0.96)
	2017	6,515,151	1.37 - 4.90	13,908,202	0.14	0.30 - 2.60	23.84 - 26.71
Janus Henderson Global	2021	148,679	2.22 - 3.79	446,315	0.35	0.30 - 1.30	16.28 - 17.44
Research Subaccount	2020	185,137	1.91 - 3.23	473,149	0.54	0.30 - 1.30	18.21 - 19.40
	2019	213,532	1.61 - 2.70	448,594	0.79	0.30 - 1.30	27.05 - 28.33
	2018	318,483	1.27 - 2.11	540,551	0.99	0.30 - 1.30	(8.29) - (7.36)
	2017	313,454	1.39 - 2.28	578,032	0.65	0.30 - 1.30	25.05 - 26.30
Janus Henderson Overseas	2021	12,900,328	1.55 - 3.57	30,086,260	1.02	1.25 - 2.25	10.77 - 11.88
Subaccount	2020	14,073,464	1.39 - 3.22	29,280,333	1.21	1.25 - 2.25	13.43 - 14.58
	2019	15,394,547	1.22 - 2.84	28,006,536	1.82	1.25 - 2.25	23.89 - 25.13
	2018	17,322,943	0.98 - 2.29	25,260,443	1.65	1.25 - 2.50	(17.24) - (16.20)
	2017	18,998,239	1.18 - 2.77	33,244,470	1.58	1.25 - 2.50	27.59 - 29.18

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2021	21,121,700	3.01 - 5.04	72,628,027	0.08	0.30 - 2.60	8.49 - 10.43
Aggressive Growth Subaccount	2020	96,731,054	2.73 - 4.57	313,062,894	0.80	0.30 - 2.60	14.70 - 17.66
	2019	107,965,386	2.35 - 3.95	300,557,979	0.95	0.30 - 2.60	21.54 - 24.70
	2018	119,153,039	1.91 - 3.21	269,466,054	0.58	0.30 - 2.60	(10.93) - (8.62)
	2017	134,149,456	2.12 - 3.57	336,447,646	0.48	0.30 - 2.60	13.02 - 15.94
LMPVET ClearBridge Variable	2021	58,891,266	3.48 - 5.88	267,884,375	0.61	0.30 - 2.70	20.37 - 23.29
Appreciation Subaccount	2020	66,212,294	2.90 - 4.82	247,156,184	1.05	0.30 - 2.70	11.71 - 14.43
	2019	74,261,085	2.59 - 4.26	245,243,225	1.35	0.30 - 2.70	26.41 - 29.48
	2018	84,781,289	2.05 - 3.33	218,901,424	1.22	0.30 - 2.70	(4.37) - (2.04)
	2017	96,572,458	2.14 - 3.43	257,501,920	1.16	0.30 - 2.70	16.37 - 19.19
LMPVET ClearBridge Variable	2021	25,739,177	2.59 - 5.04	89,454,613	1.38	0.30 - 2.75	23.18 - 26.42
Dividend Strategy Subaccount	2020	29,032,495	2.10 - 4.00	81,060,484	1.34	0.30 - 2.75	4.57 - 7.35
	2019	31,960,465	2.01 - 3.74	84,602,666	1.35	0.30 - 2.75	27.85 - 31.20
	2018	36,497,382	1.57 - 2.86	74,936,378	1.39	0.30 - 2.75	(7.59) - (5.14)
	2017	41,985,161	1.70 - 3.02	92,746,208	1.35	0.30 - 2.75	15.79 - 18.82
LMPVET ClearBridge Variable	2021	21,721,806	4.34 - 9.06	124,612,613	—	0.30 - 2.60	18.81 - 21.57
Large Cap Growth Subaccount	2020	24,146,273	3.64 - 7.48	115,336,693	0.02	0.30 - 2.60	27.37 - 30.34
	2019	27,206,910	2.86 - 5.75	100,803,314	0.35	0.30 - 2.60	28.77 - 31.77
	2018	30,132,940	2.22 - 4.38	85,877,435	0.29	0.30 - 2.70	(2.66) - (0.28)
	2017	34,020,176	2.27 - 4.41	98,400,581	0.22	0.30 - 2.70	22.43 - 25.39
LMPVET ClearBridge Variable	2021	28,617,610	2.83 - 5.95	104,006,204	1.01	0.30 - 2.60	22.97 - 25.83
Large Cap Value Subaccount	2020	31,705,933	2.30 - 4.74	92,709,708	1.37	0.30 - 2.60	2.54 - 4.93
	2019	35,189,737	2.24 - 4.53	99,406,048	1.68	0.30 - 2.60	25.58 - 28.50
	2018	40,390,179	1.79 - 3.54	89,737,968	1.47	0.30 - 2.60	(11.23) - (9.15)
	2017	45,833,043	1.99 - 3.91	113,614,584	1.34	0.30 - 2.60	11.90 - 14.49
LMPVET ClearBridge Variable	2021	7,143,263	3.63 - 5.70	33,570,663	0.03	1.30 - 2.70	25.28 - 27.04
Mid Cap Subaccount	2020	7,934,408	2.90 - 4.49	29,452,207	0.28	1.30 - 2.70	12.27 - 13.86
	2019	8,750,941	2.58 - 3.94	28,711,159	0.57	1.30 - 2.70	29.41 - 31.23
	2018	9,957,705	2.00 - 3.00	25,013,906	0.48	1.30 - 2.70	(14.86) - (13.66)
	2017	11,000,494	2.35 - 3.48	32,116,047	0.42	1.30 - 2.70	9.80 - 11.35
LMPVET ClearBridge Variable	2021	9,848,097	4.42 - 8.84	61,701,902	—	0.30 - 2.60	9.72 - 12.27
Small Cap Growth Subaccount	2020	10,610,389	4.03 - 7.98	60,184,573	—	0.30 - 2.60	39.58 - 42.83
	2019	12,191,433	2.89 - 5.67	48,912,248	—	0.30 - 2.60	23.62 - 26.49
	2018	13,501,466	2.34 - 4.54	43,386,308	—	0.30 - 2.60	0.77 - 3.12
	2017	15,012,882	2.32 - 4.47	47,414,500	—	0.30 - 2.60	21.09 - 23.89
LMPVET Franklin Multi-Asset	2021	12,075,254	2.44 - 3.55	34,229,171	3.18	1.17 - 1.90	9.37 - 10.17
Variable Conservative Growth	2020	13,745,795	2.23 - 3.22	35,358,020	2.01	1.17 - 1.90	8.87 - 9.67
Subaccount	2019	16,174,699	2.05 - 2.94	37,884,033	2.08	1.17 - 1.90	15.16 - 16.00
	2018	17,662,861	1.78 - 2.53	35,760,148	2.47	1.17 - 1.90	(6.21) - (5.52)
	2017	20,110,531	1.90 - 2.68	43,196,195	2.30	1.17 - 1.90	11.42 - 12.23
LMPVET Franklin Multi-Asset	2021	6,786,718	2.63 - 3.75	19,722,677	4.09	1.17 - 1.90	18.43 - 19.29
Variable Growth	2020	7,219,730	2.22 - 3.14	17,615,015	1.59	1.17 - 1.90	9.14 - 9.94
Subaccount	2019	7,852,632	2.04 - 2.86	17,458,071	1.47	1.17 - 1.90	20.27 - 21.15
	2018	9,281,538	1.69 - 2.36	17,063,862	2.49	1.17 - 1.90	(9.78) - (9.12)
	2017	10,586,246	1.88 - 2.60	21,581,386	1.79	1.17 - 1.90	17.10 - 17.95

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET Franklin Multi-Asset	2021	9,747,833	2.56 - 3.50	27,097,440	4.00	1.17 - 1.90	14.47 - 15.31
Variable Moderate Growth	2020	10,970,615	2.24 - 3.03	26,520,345	1.68	1.17 - 1.90	8.98 - 9.78
Subaccount	2019	11,905,129	2.05 - 2.76	26,298,372	1.64	1.17 - 1.90	18.16 - 19.03
	2018	13,338,146	1.74 - 2.32	24,860,029	2.43	1.17 - 1.90	(8.05) - (7.37)
	2017	14,659,035	1.89 - 2.51	29,571,019	2.03	1.17 - 1.90	14.54 - 15.37
LMPVIT Western Asset Core	2021	17,542,239	1.87 - 3.54	42,733,660	2.50	0.30 - 2.60	(4.48) - (2.26)
Plus Subaccount	2020	18,131,417	1.96 - 3.65	45,841,550	2.07	0.30 - 2.60	6.50 - 8.98
	2019	20,194,579	1.83 - 3.38	47,360,069	4.42	0.30 - 2.60	9.29 - 11.84
	2018	22,876,891	1.67 - 3.05	48,591,233	3.50	0.30 - 2.60	(4.76) - (2.53)
	2017	25,751,135	1.75 - 3.15	56,825,306	4.21	0.30 - 2.60	3.04 - 5.43
LMPVIT Western Asset	2021	1,423,781	1.70 - 2.99	3,220,302	4.22	1.40 - 2.60	(1.27) - (0.08)
Variable Global High Yield	2020	1,614,598	1.71 - 3.00	3,673,147	3.92	1.40 - 2.60	4.55 - 5.82
Bond Subaccount	2019	1,748,938	1.60 - 2.83	3,833,107	4.92	1.40 - 2.60	11.45 - 12.80
	2018	2,235,410	1.43 - 2.51	4,432,351	4.84	1.40 - 2.60	(6.40) - (5.26)
	2017	2,624,916	1.53 - 2.65	5,506,595	5.14	1.40 - 2.60	5.87 - 7.15
Morgan Stanley VIF Growth	2021	1,736,635	6.28 - 12.50	14,841,889	—	1.40 - 2.50	(2.37) - (1.29)
Subaccount	2020	1,942,541	6.37 - 12.73	17,275,455	—	1.40 - 2.50	111.94 - 114.29
	2019	2,151,852	2.98 - 5.97	9,145,676	—	1.40 - 2.50	28.55 - 29.97
	2018	2,182,332	2.30 - 4.62	7,029,706	—	1.40 - 2.50	4.87 - 6.04
	2017	2,315,867	2.17 - 4.37	7,108,200	—	1.40 - 2.50	39.63 - 41.16
Pioneer VCT Mid Cap Value VCT	2021	4,256,933	2.38 - 4.03	14,907,243	0.76	1.40 - 2.70	25.93 - 27.58
Subaccount	2020	4,701,511	1.89 - 3.16	12,903,154	0.97	1.40 - 2.70	(0.85) - 0.45
	2019	4,998,614	1.91 - 3.16	13,738,486	1.06	1.40 - 2.70	24.67 - 26.30
	2018	5,701,177	1.53 - 2.50	12,504,657	0.45	1.40 - 2.70	(21.65) - (20.62)
	2017	6,893,599	1.96 - 3.16	19,106,036	0.62	1.40 - 2.70	9.87 - 11.30
Pioneer VCT Real Estate VCT	2021	1,194,452	3.02 - 5.07	5,219,613	1.01	1.55 - 2.70	37.01 - 38.59
Shares Subaccount	2020	1,383,144	2.19 - 3.66	4,385,408	1.52	1.55 - 2.70	(10.09) - (9.05)
	2019	1,527,159	2.41 - 4.02	5,359,753	1.90	1.55 - 2.70	24.51 - 25.94
	2018	1,813,291	1.92 - 3.19	5,099,045	2.44	1.55 - 2.70	(10.02) - (8.97)
	2017	2,056,973	2.11 - 3.51	6,348,577	2.27	1.55 - 2.70	0.56 - 1.72
TAP 1919 Variable Socially	2021	7,626,618	2.62 - 8.77	43,958,601	0.34	0.30 - 2.50	15.60 - 18.17
Responsive Balanced	2020	8,385,250	2.24 - 7.49	41,270,120	0.77	0.30 - 2.50	19.89 - 22.56
Subaccount	2019	9,003,678	1.85 - 6.17	36,322,635	0.96	0.30 - 2.50	23.58 - 26.32
	2018	9,675,047	1.48 - 4.93	31,150,846	0.97	0.30 - 2.50	(3.40) - (1.24)
	2017	10,714,035	1.51 - 5.04	35,135,405	1.03	0.30 - 2.30	14.10 - 16.40

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund, portfolio, or series of the trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits— Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2021, the liability for future policy benefits totaled $43.6 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

2

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Acquisition Cost (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $4.9 billion as of December 31, 2021, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

3

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2021, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $8.8 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 2, 2022

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2021 and 2020

(In millions, except share and per share data)

	2021	2020
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $78,287 and $69,483, respectively; allowance for credit losses of $11 and $2, respectively)	$86,527	$81,299
Equity securities, at estimated fair value	95	133
Mortgage loans (net of allowance for credit losses of $123 and $94, respectively)	19,787	15,722
Policy loans	869	884
Limited partnerships and limited liability companies	4,271	2,809
Short-term investments, principally at estimated fair value	662	1,885
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $13, respectively)	3,324	3,757
Total investments	115,535	106,489
Cash and cash equivalents	3,904	3,684
Accrued investment income	706	656
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	15,649	15,721
Deferred policy acquisition costs and value of business acquired	4,851	4,357
Other assets	385	395
Separate account assets	106,225	103,986
Total assets	$247,255	$235,288
Liabilities and Equity
Liabilities
Future policy benefits	$43,589	$44,266
Policyholder account balances	66,195	53,946
Other policy-related balances	3,153	3,114
Payables for collateral under securities loaned and other transactions	6,253	5,237
Long-term debt	841	843
Current income tax payable	57	110
Deferred income tax liability	981	1,461
Other liabilities	3,850	4,210
Separate account liabilities	106,225	103,986
Total liabilities	231,144	217,173
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	18,323
Retained earnings (deficit)	(5,653)	(5,719)
Accumulated other comprehensive income (loss)	3,901	5,421
Total Brighthouse Life Insurance Company's stockholder's equity	16,096	18,100
Noncontrolling interests	15	15
Total equity	16,111	18,115
Total liabilities and equity	$247,255	$235,288

See accompanying notes to the consolidated financial statements.

5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Revenues
Premiums	$687	$736	$847
Universal life and investment-type product policy fees	2,986	2,839	2,982
Net investment income	4,815	3,528	3,486
Other revenues	334	302	266
Net investment gains (losses)	(63)	279	92
Net derivative gains (losses)	(2,359)	(132)	(2,046)
Total revenues	6,400	7,552	5,627
Expenses
Policyholder benefits and claims	3,213	5,689	3,538
Interest credited to policyholder account balances	1,286	1,061	1,031
Amortization of deferred policy acquisition costs and value of business acquired	105	696	395
Other expenses	1,800	1,844	1,809
Total expenses	6,404	9,290	6,773
Income (loss) before provision for income tax	(4)	(1,738)	(1,146)
Provision for income tax expense (benefit)	(71)	(433)	(338)
Net income (loss)	67	(1,305)	(808)
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$66	$(1,306)	$(809)

See accompanying notes to the consolidated financial statements.

6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Net income (loss)	$67	$(1,305)	$(808)
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(2,083)	2,854	3,167
Unrealized gains (losses) on derivatives	158	(70)	(21)
Foreign currency translation adjustments	1	19	12
Other comprehensive income (loss), before income tax	(1,924)	2,803	3,158
Income tax (expense) benefit related to items of other comprehensive income (loss)	404	(597)	(661)
Other comprehensive income (loss), net of income tax	(1,520)	2,206	2,497
Comprehensive income (loss)	(1,453)	901	1,689
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$(1,454)	$900	$1,688

See accompanying notes to the consolidated financial statements.

7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2018	$75	$19,073	$(3,090)	$718	$16,776	$15	$16,791
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(809)		(809)	1	(808)
Other comprehensive income (loss), net of income tax				2,497	2,497		2,497
Balance at December 31, 2019	75	19,073	(3,899)	3,215	18,464	15	18,479
Cumulative effect of change in accounting principle, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	75	18,323	(5,719)	5,421	18,100	15	18,115
Dividends paid to parent		(550)			(550)		(550)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			66		66	1	67
Other comprehensive income (loss), net of income tax				(1,520)	(1,520)		(1,520)
Balance at December 31, 2021	$75	$17,773	$(5,653)	$3,901	$16,096	$15	$16,111

See accompanying notes to the consolidated financial statements.

8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Cash flows from operating activities
Net income (loss)	$67	$(1,305)	$(808)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(253)	(257)	(275)
(Gains) losses on investments, net	63	(279)	(92)
(Gains) losses on derivatives, net	2,004	526	2,592
(Income) loss from equity method investments, net of dividends and distributions	(987)	(55)	70
Interest credited to policyholder account balances	1,286	1,061	1,031
Universal life and investment-type product policy fees	(2,986)	(2,839)	(2,982)
Change in accrued investment income	(45)	(10)	85
Change in premiums, reinsurance and other receivables	55	(1,382)	(739)
Change in deferred policy acquisition costs and value of business acquired, net	(387)	290	25
Change in income tax	(129)	(290)	(326)
Change in other assets	1,983	1,897	1,947
Change in future policy benefits and other policy-related balances	673	3,523	1,696
Change in other liabilities	4	249	63
Other, net	—	—	51
Net cash provided by (used in) operating activities	1,348	1,129	2,338
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	12,406	8,322	13,358
Equity securities	128	66	57
Mortgage loans	2,891	1,929	1,528
Limited partnerships and limited liability companies	271	177	302
Purchases of:
Fixed maturity securities	(21,036)	(14,209)	(16,406)
Equity securities	(18)	(17)	(22)
Mortgage loans	(6,929)	(2,073)	(3,609)
Limited partnerships and limited liability companies	(837)	(582)	(463)
Cash received in connection with freestanding derivatives	3,956	6,347	2,040
Cash paid in connection with freestanding derivatives	(4,590)	(4,514)	(2,638)
Receipts on loans to affiliate	—	100	—
Issuances of loans to affiliate	(1)	(100)	—
Net change in policy loans	15	(9)	126
Net change in short-term investments	1,223	(391)	(1,470)
Net change in other invested assets	(24)	30	36
Net cash provided by (used in) investing activities	$(12,545)	$(4,924)	$(7,161)

See accompanying notes to the consolidated financial statements.

9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Cash flows from financing activities
Policyholder account balances:
Deposits	$15,498	$9,565	$7,111
Withdrawals	(4,177)	(3,240)	(2,773)
Net change in payables for collateral under securities loaned and other transactions	1,016	863	(673)
Long-term and short-term debt issued	—	100	412
Long-term and short-term debt repaid	(1)	(102)	(2)
Dividends paid to parent	(550)	(1,250)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(368)	(949)	(203)
Other, net	(1)	(1)	(50)
Net cash provided by (used in) financing activities	11,417	4,986	3,822
Change in cash, cash equivalents and restricted cash	220	1,191	(1,001)
Cash, cash equivalents and restricted cash, beginning of year	3,684	2,493	3,494
Cash, cash equivalents and restricted cash, end of year	$3,904	$3,684	$2,493
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$68	$30
Income tax	$53	$(125)	$3

See accompanying notes to the consolidated financial statements.

10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

In 2016, MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business, into a separate, publicly-traded company, Brighthouse Financial (the "Separation"), which was completed on August 4, 2017.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the Consolidated Financial Statements.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a standalone entity.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For traditional long-duration insurance contracts (term, non-participating whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Policyholder account balances relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts. Policyholder account balances also include liabilities related to funding agreements which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital markets and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues on the statements of operations.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Separation have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation Contingencies

The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2021.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). This new guidance is effective for fiscal years beginning after January 1, 2023. The amendments to Topic 944 will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and presented separately on the consolidated balance sheets as market risk benefits ("MRB"). MRBs will be measured at fair value through net income and reported separately on the consolidated statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the consolidated statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.

(5)  There will be a significant increase in required disclosures, including disaggregated rollforwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

The amendments to Topic 944 will be applied to the earliest period presented in the financial statements, making the transition date January 1, 2021. The MRB guidance is required to be applied on a retrospective basis, while the guidance for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The new guidance will have a significant impact to the Company's financial statements upon adoption, and will change the pattern and market sensitivity of the Company's earnings after the transition date. The most significant impact will be the requirement that all variable annuity guarantees are considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current guidance. The impacts to the financial statements at adoption are highly dependent on market conditions, especially interest rates. The Company is, therefore, unable to currently estimate the ultimate impact of the new guidance on the financial statements; however, at prevailing interest rate levels at the end of 2021, the Company expects the new guidance, upon adoption, would likely result in a material decrease in stockholder's equity.

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements, activities related to funding agreements associated with the Company's institutional spread margin business, as well as direct-to-consumer life insurance that is no longer actively sold.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community and contract holders by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and

•  Amortization of DAC and VOBA related to: (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2021
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,762	$442	$243	$(284)	$2,163
Provision for income tax expense (benefit)	340	93	53	(104)	382
Post-tax adjusted earnings	1,422	349	190	(180)	1,781
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,422	$349	$190	$(181)	1,780
Adjustments for:
Net investment gains (losses)					(63)
Net derivative gains (losses)					(2,359)
Other adjustments to net income (loss)					255
Provision for income tax (expense) benefit					453
Net income (loss) attributable to Brighthouse Life Insurance Company					$66
Interest revenue	$2,207	$618	$1,910	$101
Interest expense	$—	$—	$—	$67

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68
	Year Ended December 31, 2019
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,233	$239	$(580)	$(234)	$658
Provision for income tax expense (benefit)	230	49	(126)	(112)	41
Post-tax adjusted earnings	1,003	190	(454)	(122)	617
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,003	$190	$(454)	$(123)	616
Adjustments for:
Net investment gains (losses)					92
Net derivative gains (losses)					(2,046)
Other adjustments to net income (loss)					150
Provision for income tax (expense) benefit					379
Net income (loss) attributable to Brighthouse Life Insurance Company					$(809)
Interest revenue	$1,798	$376	$1,265	$53
Interest expense	$—	$—	$—	$60

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Annuities	$4,602	$4,005	$4,062
Life	1,264	1,081	1,115
Run-off	2,555	1,937	2,009
Corporate & Other	180	148	145
Adjustments	(2,201)	381	(1,704)
Total	$6,400	$7,552	$5,627

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2021	2020
	(In millions)
Annuities	$174,489	$167,806
Life	18,190	17,796
Run-off	37,069	38,366
Corporate & Other	17,507	11,320
Total	$247,255	$235,288

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Annuity products	$2,640	$2,448	$2,522
Life insurance products	1,359	1,418	1,561
Other products	8	11	12
Total	$4,007	$3,877	$4,095

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2021, 2020 and 2019.

3. Insurance

Insurance Liabilities

Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the consolidated balance sheets.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2021 and 2020, and 39%, 40% and 38% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal life insurance accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

See Note 1 for more information on guarantees accounted for as insurance liabilities.

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2019	$1,543	$2,908	$4,715	$9,166
Incurred guaranteed benefits	142	168	874	1,184
Paid guaranteed benefits	(89)	—	—	(89)
Balance at December 31, 2019	1,596	3,076	5,589	10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	1,621	4,165	6,664	12,450
Incurred guaranteed benefits	294	(8)	686	972
Paid guaranteed benefits	(77)	—	(275)	(352)
Balance at December 31, 2021	$1,838	$4,157	$7,075	$13,070
Net Ceded/(Assumed)
Balance at January 1, 2019	$(12)	$(50)	$964	$902
Incurred guaranteed benefits	84	(1)	119	202
Paid guaranteed benefits	(87)	—	—	(87)
Balance at December 31, 2019	(15)	(51)	1,083	1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	(21)	(72)	1,146	1,053
Incurred guaranteed benefits	70	7	100	177
Paid guaranteed benefits	(75)	—	(39)	(114)
Balance at December 31, 2021	$(26)	$(65)	$1,207	$1,116
Net
Balance at January 1, 2019	$1,555	$2,958	$3,751	$8,264
Incurred guaranteed benefits	58	169	755	982
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2019	1,611	3,127	4,506	9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	1,642	4,237	5,518	11,397
Incurred guaranteed benefits	224	(15)	586	795
Paid guaranteed benefits	(2)	—	(236)	(238)
Balance at December 31, 2021	$1,864	$4,222	$5,868	$11,954

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2021				2020
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$105,784		$56,966		$104,075		$57,790
Separate account value	$101,108		$55,910		$99,257		$56,668
Net amount at risk	$6,315	(4)	$4,992	(5)	$6,392	(4)	$6,341	(5)
Average attained age of contract holders	71 years		71 years		70 years		70 years

	December 31,
	2021	2020
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,518	$5,772
Net amount at risk (6)	$67,248	$69,083
Average attained age of policyholders	68 years	67 years
Variable Life Contracts
Total account value (3)	$1,448	$1,306
Net amount at risk (6)	$10,508	$11,234
Average attained age of policyholders	47 years	46 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2021	2020
	(In millions)
Fund Groupings:
Balanced	$62,553	$62,800
Equity	30,185	28,385
Bond	8,510	8,265
Money Market	15	16
Total	$101,263	$99,466

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $4.7 billion and $0 at December 31, 2021 and 2020, respectively.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta. The Company had obligations outstanding under this program of $900 million and $0 at December 31, 2021 and 2020, respectively. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). The Company had obligations outstanding under this program of $125 million and $0 at December 31, 2021 and 2020, respectively. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac have been granted liens on certain assets to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company issued a floating rate funding agreement, which is denominated in foreign currency, to a special purpose entity that issued debt securities for which payment of interest and principal is secured by such funding agreement. The Company had an obligation outstanding under this funding agreement of $134 million and $144 million at December 31, 2021 and 2020, respectively. The remaining obligation at December 31, 2021 matures in June 2022.

Brighthouse Life Insurance Company had obligations with certain regional banks in the FHLB system outstanding under an inactive program of $500 million and $595 million at December 31, 2021 and 2020, respectively. The remaining obligation at December 31, 2021 matures in February 2025.

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
DAC:
Balance at January 1,	$3,870	$4,327	$4,518
Capitalizations	492	406	365
Amortization related to net investment gains (losses) and net derivative gains (losses)	68	105	220
All other amortization	(179)	(776)	(586)
Total amortization	(111)	(671)	(366)
Unrealized investment gains (losses)	88	(192)	(190)
Balance at December 31,	4,339	3,870	4,327
VOBA:
Balance at January 1,	487	482	568
Amortization related to net investment gains (losses) and net derivative gains (losses)	—	—	(1)
All other amortization	6	(25)	(28)
Total amortization	6	(25)	(29)
Unrealized investment gains (losses)	19	30	(57)
Balance at December 31,	512	487	482
Total DAC and VOBA:
Balance at December 31,	$4,851	$4,357	$4,809

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $73 million in 2022, $63 million in 2023, $54 million in 2024, $46 million in 2025 and $40 million in 2026.

Information regarding DSI was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
DSI:
Balance at January 1,	$295	$362	$391
Capitalization	1	2	2
Amortization	(3)	(69)	(36)
Unrealized investment gains (losses)	—	—	5
Balance at December 31,	$293	$295	$362

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers, and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2021, the Company had $6.6 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2021 and 2020, were not significant. The Company had $5.8 billion and $5.7 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2021 and 2020, respectively.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. At both December 31, 2021 and 2020, the Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances.

At December 31, 2021, the Company had $14.9 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.9 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2020, the Company had $14.8 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.8 billion, or 86%, were with the Company's five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured.

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Premiums
Direct premiums	$1,398	$1,466	$1,597
Reinsurance assumed	(10)	12	15
Reinsurance ceded	(701)	(742)	(765)
Net premiums	$687	$736	$847
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,533	$3,376	$3,432
Reinsurance assumed	50	55	79
Reinsurance ceded	(597)	(592)	(529)
Net universal life and investment-type product policy fees	$2,986	$2,839	$2,982
Other revenues
Direct other revenues	$262	$239	$244
Reinsurance assumed	6	18	3
Reinsurance ceded	66	45	19
Net other revenues	$334	$302	$266
Policyholder benefits and claims
Direct policyholder benefits and claims	$4,677	$7,445	$5,267
Reinsurance assumed	125	158	70
Reinsurance ceded	(1,589)	(1,914)	(1,799)
Net policyholder benefits and claims	$3,213	$5,689	$3,538
Other expenses
Direct other expenses	$1,815	$1,851	$1,839
Reinsurance assumed	(5)	2	(10)
Reinsurance ceded	(10)	(9)	(20)
Net other expenses	$1,800	$1,844	$1,809

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2021				2020
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$434	$17	$15,198	$15,649	$519	$30	$15,172	$15,721
Liabilities
Future policy benefits	$43,346	$243	$—	$43,589	$44,027	$239	$—	$44,266
Policyholder account balances	$62,080	$4,115	$—	$66,195	$50,292	$3,654	$—	$53,946
Other policy-related balances	$1,500	$1,653	$—	$3,153	$1,416	$1,698	$—	$3,114
Other liabilities	$2,618	$58	$1,174	$3,850	$3,066	$40	$1,104	$4,210

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $3.1 billion and $3.0 billion at December 31, 2021 and 2020, respectively. The deposit liabilities on reinsurance were $3.4 billion and $2.7 billion at December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Premiums	$2	$2	$5
Universal life and investment-type product policy fees	$6	$7	$6
Other revenues	$2	$2	$3
Policyholder benefits and claims	$25	$55	$34
Other expenses	$(28)	$(21)	$(32)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2021	2020
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$26	$24
Liabilities
Future policy benefits	$119	$120
Policyholder account balances	$427	$596
Other policy-related balances	$9	$10
Other liabilities	$26	$9

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $427 million and $596 million at December 31, 2021 and 2020, respectively. Net derivative gains (losses) associated with the embedded derivatives were $172 million, ($151) million and ($53) million for the years ended December 31, 2021, 2020 and 2019, respectively.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2021 and 2020. The deposit liabilities on related party reinsurance were $157 million and $167 million at December 31, 2021 and 2020, respectively.

6. Investments

See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies. In connection with the adoption of new guidance related to the credit losses, effective January 1, 2020, the Company updated its accounting policies on certain investments. Any accounting policy updates required by the new guidance are described in this footnote.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2021					December 31, 2020
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$34,773	$2	$3,890	$187	$38,474	$32,062	$2	$5,286	$70	$37,276
Foreign corporate	10,813	7	902	103	11,605	9,926	—	1,493	44	11,375
RMBS	8,838	—	433	51	9,220	7,578	—	644	3	8,219
U.S. government and agency	7,188	—	2,040	60	9,168	5,871	—	2,599	6	8,464
CMBS	6,890	2	329	24	7,193	6,120	—	586	9	6,697
State and political subdivision	3,937	—	829	6	4,760	3,607	—	948	—	4,555
ABS	4,255	—	34	14	4,275	2,831	—	60	10	2,881
Foreign government	1,593	—	244	5	1,832	1,488	—	345	1	1,832
Total fixed maturity securities	$78,287	$11	$8,701	$450	$86,527	$69,483	$2	$11,961	$143	$81,299

The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million and $5 million at December 31, 2021 and 2020, respectively.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2021:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$937	$9,895	$16,691	$30,781	$19,983	$78,287
Estimated fair value	$951	$10,276	$17,642	$36,970	$20,688	$86,527

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2021				December 31, 2020
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$5,051	$111	$887	$76	$1,726	$57	$181	$13
Foreign corporate	2,016	60	305	43	243	7	345	37
RMBS	3,481	50	32	1	180	2	22	1
U.S. government and agency	1,712	40	222	20	236	6	—	—
CMBS	1,390	21	95	3	331	7	44	2
State and political subdivision	347	6	6	—	46	—	—	—
ABS	2,454	13	93	1	506	3	629	7
Foreign government	278	4	18	1	55	1	—	—
Total fixed maturity securities	$16,729	$305	$1,658	$145	$3,323	$83	$1,221	$60
Total number of securities in an unrealized loss position	2,423		368		665		241

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $527 million and $506 million at December 31, 2021 and 2020, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $11 million, relating to seven securities at December 31, 2021. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	Foreign Corporate	CMBS	Total
	(In millions)
Balance at January 1, 2020	$3	$1	$—	$4
Allowance on securities where credit losses were not previously recorded	3	1	—	4
Reductions for securities sold	(1)	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	(1)	—	(1)
Write-offs charged against allowance (1)	(3)	(1)	—	(4)
Balance at December 31, 2020	2	—	—	2
Allowance on securities where credit losses were not previously recorded	2	7	2	11
Reductions for securities sold	(2)	—	—	(2)
Change in allowance on securities with an allowance recorded in a previous period	—	—	—	—
Write-offs charged against allowance (1)	—	—	—	—
Balance at December 31, 2021	$2	$7	$2	$11

(1)  The Company recorded total write-offs of $5 million and $13 million for the years ended December 31, 2021 and 2020, respectively.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2021		2020
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$12,159	61.4%	$9,687	61.6%
Agricultural	4,128	20.9	3,479	22.1
Residential	3,623	18.3	2,650	16.9
Total mortgage loans (1)	19,910	100.6	15,816	100.6
Allowance for credit losses	(123)	(0.6)	(94)	(0.6)
Total mortgage loans, net	$19,787	100.0%	$15,722	100.0%

(1)  Purchases of mortgage loans from third parties were $2.1 billion and $815 million for the years ended December 31, 2021 and 2020, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. For mortgage loans that are granted payment deferrals due to the COVID-19 pandemic, interest continues to be accrued during the deferral period if the loan was less than 30 days past due at December 31, 2019 and performing at the onset of the pandemic. Accrued interest on COVID-19 pandemic impacted loans was not significant at both December 31, 2021 and 2020. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $95 million and $88 million at December 31, 2021 and 2020, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2019	$47	$10	$7	$64
Cumulative effect of change in accounting principle	(20)	6	14	—
Balance at January 1, 2020	27	16	21	64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	44	15	35	94
Current period provision	23	(3)	7	27
PCD credit allowance	—	—	2	2
Balance at December 31, 2021	$67	$12	$44	$123

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

	December 31,
	2021	2020
	(In millions)
Purchase price	$462	$159
Allowance at acquisition date	2	3
Discount or premium attributable to other factors	(29)	(2)
Par value	$435	$160
38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$2,771	$437	$1,539	$986	$553	$3,300	$9,586
65% to 75%	633	92	383	406	127	458	2,099
76% to 80%	—	—	55	29	59	31	174
Greater than 80%	—	—	—	30	—	270	300
Total commercial mortgage loans	3,404	529	1,977	1,451	739	4,059	12,159
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	1,150	539	510	674	284	608	3,765
65% to 75%	114	77	61	26	33	52	363
Total agricultural mortgage loans	1,264	616	571	700	317	660	4,128
Residential mortgage loans
Performing	1,124	202	270	230	132	1,606	3,564
Nonperforming	1	—	3	3	1	51	59
Total residential mortgage loans	1,125	202	273	233	133	1,657	3,623
Total	$5,793	$1,347	$2,821	$2,384	$1,189	$6,376	$19,910
	2020	2019	2018	2017	2016	Prior	Total
	(In millions)
December 31, 2020
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$317	$1,527	$1,004	$514	$1,106	$2,808	$7,276
65% to 75%	200	450	482	322	59	498	2,011
76% to 80%	—	—	—	44	79	8	131
Greater than 80%	—	—	29	—	6	234	269
Total commercial mortgage loans	517	1,977	1,515	880	1,250	3,548	9,687
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	566	526	749	377	412	627	3,257
65% to 75%	81	80	10	33	—	18	222
Total agricultural mortgage loans	647	606	759	410	412	645	3,479
Residential mortgage loans
Performing	214	381	413	131	70	1,375	2,584
Nonperforming	2	6	4	—	1	53	66
Total residential mortgage loans	216	387	417	131	71	1,428	2,650
Total	$1,380	$2,970	$2,691	$1,421	$1,733	$5,621	$15,816

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2021		2020
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$10,263	84.4%	$9,423	97.3%
1.00x - 1.20x	595	4.9	204	2.1
Less than 1.00x	1,301	10.7	60	0.6
Total	$12,159	100.0%	$9,687	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2021 and 2020. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the past due status of the impacted loans during the forbearance period is locked-in as of March 1, 2020, which reflects the date on which the COVID-19 pandemic began to affect the borrower's ability to make payments. At December 31, 2021 and 2020, $30 million and $38 million, respectively, of the COVID-19 pandemic modified loans were classified as delinquent.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2021				2020
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$12,159	$4,128	$3,550	$19,837	$9,687	$3,479	$2,575	$15,741
30-59 days past due	—	—	14	14	—	—	9	9
60-89 days past due	—	—	14	14	—	—	24	24
90-179 days past due	—	—	29	29	—	—	27	27
180+ days past due	—	—	16	16	—	—	15	15
Total	$12,159	$4,128	$3,623	$19,910	$9,687	$3,479	$2,650	$15,816

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the impacted loans generally will not be reported as in a nonaccrual status during the period of deferral. A COVID-19 pandemic modified loan is only reported as a nonaccrual asset in the event a borrower declares bankruptcy, the borrower experiences significant credit deterioration such that the Company does not expect to collect all principal and interest due, or the loan was 90 days past due at the onset of the pandemic. At December 31, 2021 and 2020, $30 million and $38 million, respectively, of the COVID-19 pandemic modified loans were in nonaccrual status.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment were as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2021	$—	$—	$59	$59
December 31, 2020	$—	$—	$66	$66

(1)  The Company had $0 and $7 million of residential mortgage loans in nonaccrual status for which there was no related allowance for credit losses for the years ended December 31, 2021 and 2020, respectively.

Current period investment income on mortgage loans in nonaccrual status was $1 million and $2 million for the years ended December 31, 2021 and 2020, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a TDR during both the years ended December 31, 2021 and 2020.

Short-term modifications made on a good faith basis to borrowers who were not more than 30 days past due at December 31, 2019 and in response to the COVID-19 pandemic are not considered TDRs.

Other Invested Assets

Over 90% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes FHLB stock, tax credit and renewable energy partnerships, and leveraged leases.

Leveraged Leases

The carrying value of leveraged leases was $49 million and $50 million at December 31, 2021 and 2020, respectively. The allowance for credit losses was $13 million, at both December 31, 2021 and 2020. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 11 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2021 and 2020, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Fixed maturity securities	$8,251	$11,818	$6,894
Derivatives	320	162	232
Other	(27)	(16)	(15)
Subtotal	8,544	11,964	7,111
Amounts allocated from:
Future policy benefits	(3,210)	(4,598)	(2,691)
DAC, VOBA and DSI	(387)	(494)	(332)
Subtotal	(3,597)	(5,092)	(3,023)
Deferred income tax benefit (expense)	(1,039)	(1,443)	(859)
Net unrealized investment gains (losses)	$3,908	$5,429	$3,229

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Balance at January 1,	$5,429	$3,229	$744
Unrealized investment gains (losses) during the year	(3,420)	4,853	5,194
Unrealized investment gains (losses) relating to:
Future policy benefits	1,388	(1,907)	(1,806)
DAC, VOBA and DSI	107	(162)	(242)
Deferred income tax benefit (expense)	404	(584)	(661)
Balance at December 31,	$3,908	$5,429	$3,229
Change in net unrealized investment gains (losses)	$(1,521)	$2,200	$2,485

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2021 and 2020.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2021	2020
	(In millions)
Securities on loan: (1)
Amortized cost	$3,573	$2,373
Estimated fair value	$4,539	$3,603
Cash collateral received from counterparties (2)	$4,611	$3,674
Securities collateral received from counterparties (3)	$2	$—
Reinvestment portfolio — estimated fair value	$4,730	$3,830

(1)  Included within fixed maturity securities.

(2)  Included within payables for collateral under securities loaned and other transactions.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

(3)  Securities collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reported on the consolidated financial statements.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2021				December 31, 2020
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$1,094	$2,125	$1,391	$4,610	$937	$2,300	$437	$3,674
U.S. corporate	1	—	—	1	—	—	—	—
Total	$1,095	$2,125	$1,391	$4,611	$937	$2,300	$437	$3,674

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2021 was $1.1 billion, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. government and agency securities, non-agency RMBS and CMBS) with 52% invested in agency RMBS, U.S. government and agency securities and short-term investments at December 31, 2021. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2021	2020
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$9,996	$10,131
Invested assets held in trust (reinsurance agreements) (2)	6,023	5,711
Invested assets pledged as collateral (3)	5,116	5,595
Total invested assets on deposit, held in trust and pledged as collateral	$21,135	$21,437

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $25 million and $59 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2021 and 2020, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $118 million and $101 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2021 and 2020, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $70 million and $39 million at redemption value at December 31, 2021 and 2020, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.3 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.7 billion at December 31, 2021. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2021, 2020 and 2019. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2021, 2020 and 2019. Aggregate total assets of these entities totaled $811.7 billion and $503.7 billion at December 31, 2021 and 2020, respectively. Aggregate total liabilities of these entities totaled $103.2 billion and $62.9 billion at December 31, 2021 and 2020, respectively. Aggregate net income (loss) of these entities totaled $22.6 billion, $37.7 billion and $33.3 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2021 or 2020.

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2021		2020
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$16,326	$15,659	$13,494	$12,416
Limited partnerships and LLCs	3,666	5,101	2,307	3,565
Total	$19,992	$20,760	$15,801	$15,981

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds, and Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Investment income:
Fixed maturity securities	$2,794	$2,659	$2,627
Equity securities	5	6	8
Mortgage loans	686	663	676
Policy loans	41	34	46
Limited partnerships and LLCs (1)	1,391	240	220
Cash, cash equivalents and short-term investments	3	41	72
Other	42	52	38
Total investment income	4,962	3,695	3,687
Less: Investment expenses	147	167	201
Net investment income	$4,815	$3,528	$3,486

(1)  Includes net investment income pertaining to other limited partnership interests of $1.3 billion, $225 million and $181 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Fixed maturity securities	$(22)	$298	$87
Equity securities	—	—	17
Mortgage loans	(29)	(27)	(10)
Limited partnerships and LLCs	—	(3)	7
Other	(12)	11	(9)
Total net investment gains (losses)	$(63)	$279	$92

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Proceeds	$6,201	$3,201	$8,541
Gross investment gains	$96	$389	$232
Gross investment losses	(100)	(76)	(145)
Net investment gains (losses)	$(4)	$313	$87

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Equity Market Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products and certain invested assets against adverse changes in equity markets. Certain of these contracts may also contain settlement provisions linked to interest rates ("hybrid options"). Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2021			2020
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$180	$30	$—	$290	$66	$—
Foreign currency swaps	Foreign currency exchange rate	3,237	220	22	2,750	122	112
Total qualifying hedges		3,417	250	22	3,040	188	112
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	2,595	325	17	2,295	463	—
Interest rate caps	Interest rate	5,100	29	4	2,350	2	—
Interest rate options	Interest rate	8,050	83	—	25,980	712	122
Interest rate forwards	Interest rate	9,808	627	109	8,086	851	78
Foreign currency swaps	Foreign currency exchange rate	956	94	21	989	85	32
Foreign currency forwards	Foreign currency exchange rate	288	—	4	201	—	—
Credit default swaps — purchased	Credit	—	—	—	18	—	—
Credit default swaps — written	Credit	1,724	39	1	1,755	41	—
Credit default swaptions	Credit	150	—	—	100	—	—
Equity index options	Equity market	24,692	1,155	877	30,976	1,071	838
Equity variance swaps	Equity market	281	9	1	1,098	13	20
Equity total return swaps	Equity market	32,719	493	588	15,056	143	822
Hybrid options	Equity market	900	8	—	600	—	—
Total non-designated or non-qualifying derivatives		87,263	2,862	1,622	89,504	3,381	1,912
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	186	—	N/A	283	—
Direct index-linked annuities	Other	N/A	—	6,211	N/A	—	3,855
Direct guaranteed minimum benefits	Other	N/A	—	1,725	N/A	—	2,751
Assumed guaranteed minimum benefits	Other	N/A	—	427	N/A	—	596
Assumed index-linked annuities	Other	N/A	—	437	N/A	—	382
Total embedded derivatives		N/A	186	8,800	N/A	283	7,584
Total		$90,680	$3,298	$10,444	$92,544	$3,852	$9,608

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items presented in net derivative gains (losses) were as follows:

	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$(20)
Foreign currency exchange rate derivatives	7	(3)	34	190
Total cash flow hedges	9	(3)	37	170
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(717)	—	—	—
Foreign currency exchange rate derivatives	48	2	—	—
Credit derivatives	17	—	—	—
Equity market derivatives	(486)	—	—	—
Embedded derivatives	(1,229)	—	—	—
Total non-qualifying hedges	(2,367)	2	—	—
Total	$(2,358)	$(1)	$37	$170

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$77
Foreign currency exchange rate derivatives	13	(6)	36	(129)
Total cash flow hedges	15	(6)	39	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	3,557	—	—	—
Foreign currency exchange rate derivatives	(17)	(7)	—	—
Credit derivatives	18	—	—	—
Equity market derivatives	(1,367)	—	—	—
Embedded derivatives	(2,325)	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—
Total	$(119)	$(13)	$39	$(52)
	Year Ended December 31, 2019
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$31	$—	$2	$25
Foreign currency exchange rate derivatives	25	(29)	32	12
Total cash flow hedges	56	(29)	34	37
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	1,589	—	—	—
Foreign currency exchange rate derivatives	22	(3)	—	—
Credit derivatives	44	—	—	—
Equity market derivatives	(2,476)	—	—	—
Embedded derivatives	(1,249)	—	—	—
Total non-qualifying hedges	(2,070)	(3)	—	—
Total	$(2,014)	$(32)	$34	$37

At December 31, 2021 and 2020, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was two years and three years, respectively.

At December 31, 2021 and 2020, the balance in AOCI associated with cash flow hedges was $320 million and $162 million, respectively.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2021			2020
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$12	$589	2.4	$15	$683	2.9
Baa	27	1,131	5.0	26	1,072	5.2
Caa and Lower	(1)	4	4.0	—	—	0.0
Total	$38	$1,724	4.1	$41	$1,755	4.3

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2021
Derivative assets	$3,113	$(1,155)	$(1,480)	$478	$(413)	$65
Derivative liabilities	$1,632	$(1,155)	$—	$477	$(477)	$—
December 31, 2020
Derivative assets	$3,574	$(1,342)	$(1,327)	$905	$(840)	$65
Derivative liabilities	$2,010	$(1,342)	$—	$668	$(630)	$38

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2021	2020
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$477	$668
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$839	$1,205

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$37,568	$906	$38,474
Foreign corporate	—	11,112	493	11,605
RMBS	—	9,209	11	9,220
U.S. government and agency	3,159	6,009	—	9,168
CMBS	—	7,149	44	7,193
State and political subdivision	—	4,760	—	4,760
ABS	—	4,110	165	4,275
Foreign government	—	1,806	26	1,832
Total fixed maturity securities	3,159	81,723	1,645	86,527
Equity securities	21	61	13	95
Short-term investments	640	20	2	662
Derivative assets: (1)
Interest rate	—	1,094	—	1,094
Foreign currency exchange rate	—	304	10	314
Credit	—	27	12	39
Equity market	—	1,649	16	1,665
Total derivative assets	—	3,074	38	3,112
Embedded derivatives within asset host contracts (2)	—	—	186	186
Separate account assets	41	106,184	—	106,225
Total assets	$3,861	$191,062	$1,884	$196,807
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$130	$—	$130
Foreign currency exchange rate	—	47	—	47
Credit	—	—	1	1
Equity market	—	1,465	1	1,466
Total derivative liabilities	—	1,642	2	1,644
Embedded derivatives within liability host contracts (2)	—	—	8,800	8,800
Total liabilities	$—	$1,642	$8,802	$10,444

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2020
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,789	$487	$37,276
Foreign corporate	—	11,178	197	11,375
RMBS	—	8,197	22	8,219
U.S. government and agency	2,108	6,356	—	8,464
CMBS	—	6,692	5	6,697
State and political subdivision	—	4,555	—	4,555
ABS	—	2,841	40	2,881
Foreign government	—	1,832	—	1,832
Total fixed maturity securities	2,108	78,440	751	81,299
Equity securities	31	99	3	133
Short-term investments	1,669	216	—	1,885
Derivative assets: (1)
Interest rate	—	2,094	—	2,094
Foreign currency exchange rate	—	206	1	207
Credit	—	27	14	41
Equity market	—	1,213	14	1,227
Total derivative assets	—	3,540	29	3,569
Embedded derivatives within asset host contracts (2)	—	—	283	283
Separate account assets	86	103,897	3	103,986
Total assets	$3,894	$186,192	$1,069	$191,155
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$200	$—	$200
Foreign currency exchange rate	—	137	7	144
Equity market	—	1,660	20	1,680
Total derivative liabilities	—	1,997	27	2,024
Embedded derivatives within liability host contracts (2)	—	—	7,584	7,584
Total liabilities	$—	$1,997	$7,611	$9,608

(1)  Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2021.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2021		December 31, 2020		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.62%	0.03	% - 12.13%	Decrease (1)
		• Lapse rates	0.30	% - 14.50%	0.25	% - 15.00%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.44	% - 22.16%	16.66	% - 22.21%	Increase (5)
		• Nonperformance risk spread	(0.38	)% - 1.49%	0.47	% - 1.97%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	State and Political Subdivision	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2020	$457	$117	$73	$—	$8	$5	$16	$(4,365)	$3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(6)	—	—	—	—	—	9	(2,325)	—
Total realized/unrealized gains (losses) included in AOCI	(3)	1	—	—	—	—	(9)	—	—
Purchases (7)	409	58	—	—	—	—	—	—	—
Sales (7)	(117)	(5)	—	—	—	(5)	(14)	—	—
Issuances (7)	—	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	—	(611)	—
Transfers into Level 3 (8)	186	11	—	—	—	—	—	—	—
Transfers out of Level 3 (8)	(242)	(115)	(73)	—	(5)	—	—	—	—
Balance, December 31, 2020	684	67	—	—	3	—	2	(7,301)	3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(1)	—	—	—	—	—	1	(1,229)	—
Total realized/unrealized gains (losses) included in AOCI	(7)	—	—	—	—	—	12	—	—
Purchases (7)	951	202	—	26	10	2	20	—	—
Sales (7)	(53)	(12)	—	—	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	—	(84)	—
Transfers into Level 3 (8)	52	—	—	—	—	—	—	—	—
Transfers out of Level 3 (8)	(227)	(37)	—	—	—	—	1	—	(3)
Balance, December 31, 2021	$1,399	$220	$—	$26	$13	$2	$36	$(8,614)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2019 (9)	$—	$—	$1	$—	$—	$—	$(10)	$(1,504)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (9)	$(2)	$—	$—	$—	$—	$—	$(11)	$(761)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$—	$(9)	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2021 (9)	$(6)	$—	$—	$—	$—	$—	$12	$—	$—
Gains (Losses) Data for the year ended December 31, 2019:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$—	$1	$1	$—	$—	$—	$(12)	$(1,249)	$—
Total realized/unrealized gains (losses) included in AOCI	$15	$2	$(1)	$—	$—	$—	$(1)	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included within net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$19,787	$—	$—	$20,591	$20,591
Policy loans	$869	$—	$470	$568	$1,038
Other invested assets	$85	$—	$70	$15	$85
Premiums, reinsurance and other receivables	$3,075	$—	$20	$3,583	$3,603
Liabilities
Policyholder account balances	$23,507	$—	$—	$23,487	$23,487
Long-term debt	$841	$—	$36	$1,087	$1,123
Other liabilities	$886	$—	$60	$816	$876
Separate account liabilities	$1,437	$—	$1,437	$—	$1,437
	December 31, 2020
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,722	$—	$—	$16,836	$16,836
Policy loans	$884	$—	$475	$881	$1,356
Other invested assets	$54	$—	$39	$15	$54
Premiums, reinsurance and other receivables	$3,114	$—	$90	$3,808	$3,898
Liabilities
Policyholder account balances	$17,361	$—	$—	$18,962	$18,962
Long-term debt	$843	$—	$39	$1,031	$1,070
Other liabilities	$891	$—	$121	$787	$908
Separate account liabilities	$1,331	$—	$1,331	$—	$1,331

9. Long-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2021	2020
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	29	31
Total long-term debt			$841	$843

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2021 were $2 million in each of 2022, 2023 and 2024, $3 million in each of 2025 and 2026, and $828 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $68 million and $60 million for the years ended December 31, 2021, 2020 and 2019, respectively, is included in other expenses, of which $65 million, $65 million and $58 million, respectively, was associated with affiliated debt.

Surplus Notes

On March 25, 2019, Brighthouse Life Insurance Company issued a $412 million surplus note due March 2059 to BH Holdings, which bears interest at a fixed rate of 8.07%, payable annually. Payments of interest and principal on this surplus note may be made only with the prior approval of the Delaware Department of Insurance.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term not more than 364 days. On March 30, 2020, BH Holdings issued a $100 million promissory note to Brighthouse Life Insurance Company, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020. Additionally, on March 30, 2020, Brighthouse Life Insurance Company of NY ("BHNY") issued a $100 million promissory note to BH Holdings, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020.

Committed Facilities

Reinsurance Financing Arrangement

At December 31, 2021, Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $12.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2021, there were no borrowings and there was $11.3 billion of funding available under this financing arrangement. For the years ended December 31, 2021, 2020 and 2019, the Company recognized commitment fees of $34 million, $30 million and $41 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2021, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2021, there were no borrowings under the Repurchase Facilities. For the years ended December 31, 2021, 2020 and 2019, fees associated with the Repurchase Facilities were not significant.

10. Equity

Statutory Financial Information

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the Company's Total Adjusted Capital ("TAC") divided by the Company Action Level. Companies below specific trigger levels or RBC ratios are subject to specified corrective action. The minimum level of TAC before corrective action commences is the Company Action Level RBC. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400% for all periods presented.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2021	2020	2019
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(156)	$(979)	$1,074
Brighthouse Life Insurance Company of NY	New York	$(52)	$(390)	$(139)

Statutory capital and surplus was as follows at:

	December 31,
Company	2021	2020
	(In millions)
Brighthouse Life Insurance Company	$7,763	$7,410
Brighthouse Life Insurance Company of NY	$357	$373

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $8.6 billion and $8.0 billion for the years ended December 31, 2021 and 2020, respectively.

The statutory net income (loss) of BRCD was $543 million, $145 million and ($316) million for the years ended December 31, 2021, 2020 and 2019, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $644 million and $624 million at December 31, 2021 and 2020, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2022	2021	2020	2019
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$1,475	$550	$1,250	$—
Brighthouse Life Insurance Company of NY	$—	$—	$—	$28

(1)  Reflects dividend amounts that may be paid during 2022 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2022, some or all of such dividends may require regulatory approval.
65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. During the year ended December 31, 2021, BRCD paid an extraordinary dividend in the form of the settlement of affiliated reinsurance balances of $400 million, invested assets of $197 million and cash of $3 million. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. BRCD did not pay any extraordinary dividends during the year ended December 31, 2019. During each of the years ended December 31, 2021, 2020 and 2019, BRCD paid cash dividends of $1 million to its preferred shareholders.

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2018	$564	$180	$(26)	$718
OCI before reclassifications	3,224	37	12	3,273
Deferred income tax benefit (expense) (3)	(677)	(8)	—	(685)
AOCI before reclassifications, net of income tax	3,111	209	(14)	3,306
Amounts reclassified from AOCI	(57)	(58)	—	(115)
Deferred income tax benefit (expense) (3)	12	12	—	24
Amounts reclassified from AOCI, net of income tax	(45)	(46)	—	(91)
Balance at December 31, 2019	3,066	163	(14)	3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense) (3)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense) (3)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	5,321	108	(8)	5,421
OCI before reclassifications	(2,090)	170	1	(1,919)
Deferred income tax benefit (expense) (3)	438	(36)	—	402
AOCI before reclassifications, net of income tax	3,669	242	(7)	3,904
Amounts reclassified from AOCI	7	(12)	—	(5)
Deferred income tax benefit (expense) (3)	(1)	3	—	2
Amounts reclassified from AOCI, net of income tax	6	(9)	—	(3)
Balance at December 31, 2021	$3,675	$233	$(7)	$3,901

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of the allowance for credit losses guidance.

(3)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2021	2020	2019
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$(4)	$319	$94	Net investment gains (losses)
Net unrealized investment gains (losses)	—	—	—	Net investment income
Net unrealized investment gains (losses)	(3)	(14)	(37)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(7)	305	57
Income tax (expense) benefit	1	(64)	(12)
Net unrealized investment gains (losses), net of income tax	(6)	241	45
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	2	31	Net derivative gains (losses)
Interest rate swaps	3	3	2	Net investment income
Foreign currency swaps	7	13	25	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	12	18	58
Income tax (expense) benefit	(3)	(4)	(12)
Gains (losses) on cash flow hedges, net of income tax	9	14	46
Total reclassifications, net of income tax	$3	$255	$91

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $264 million, $235 million and $240 million for the years ended December 31, 2021, 2020 and 2019, respectively, of which substantially all were reported in the Annuities segment.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Compensation	$360	$321	$304
Contracted services and other labor costs	249	251	252
Transition services agreements	119	122	237
Establishment costs	93	194	76
Premium and other taxes, licenses and fees	47	39	43
Volume related costs, excluding compensation, net of DAC capitalization	643	591	591
Interest expense on debt	67	68	60
Other	222	258	246
Total other expenses	$1,800	$1,844	$1,809

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Current:
Federal	$5	$—	$(35)
Deferred:
Federal	(76)	(433)	(303)
Provision for income tax expense (benefit)	$(71)	$(433)	$(338)

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2021	2020	2019
	(Dollars in millions)
Tax provision at statutory rate	$(1)	$(365)	$(241)
Tax effect of:
Dividends received deduction	(34)	(38)	(38)
Tax credits	(15)	(24)	(29)
Change in valuation allowance	18	—	—
Return to provision	12	2	(5)
Adjustments to deferred tax	(48)	(6)	(22)
Other, net	(3)	(2)	(3)
Provision for income tax expense (benefit)	$(71)	$(433)	$(338)
Effective tax rate	1,654%	25%	30%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2021	2020
	(In millions)
Deferred income tax assets:
Net operating loss carryforwards	$1,253	$1,485
Tax credit carryforwards	150	133
Employee benefits	4	4
Intangibles	45	62
Other	5	—
Total deferred income tax assets	1,457	1,684
Less: Valuation allowance	18	—
Total net deferred income tax assets	1,439	1,684
Deferred income tax liabilities:
Net unrealized investment gains	1,039	1,443
Policyholder liabilities and receivables	429	894
DAC	688	604
Investments, including derivatives	264	200
Other	—	4
Total deferred income tax liabilities	2,420	3,145
Net deferred income tax asset (liability)	$(981)	$(1,461)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2021.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032-2037	$2,049
Indefinite	3,918
$5,967

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2021.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2022-2025	$—	$18
2026-2030	—	96
2031-2035	—	19
2036-2040	17	—
Indefinite	—	—
	$17	$133

The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $18 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2021.

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Balance at January 1,	$34	$34	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Balance at December 31,	$34	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$34	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2021, 2020 and 2019.

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2010. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2010 and forward is not expected to have a material impact on the Company's consolidated financial statements.

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2021, 2020 and 2019, the Company paid MetLife $73 million, $0 and $2 million, respectively, under the tax separation agreement. At December 31, 2021 and 2020, the current income tax payable included $68 million and $121 million, respectively, payable to MetLife related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2021.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. The Company intends to vigorously defend this matter.

Lawrence Martin v. Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY filed a motion to dismiss in June 2021, which was denied in February 2022. The Company intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

73

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

In the disputes where the Company's subsidiaries are acting as the reinsured or the reinsurer, such matters involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such matters, the counterparty has made a request to arbitrate.

As of December 31, 2021, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $250 million, which are primarily associated with the above reinsurance-related matters. For certain other matters, the Company may not currently be able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $719 million and $210 million at December 31, 2021 and 2020, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $2.3 billion and $1.7 billion at December 31, 2021 and 2020, respectively.

74

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2021 and 2020 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

Brighthouse Services currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $235 million, $213 million and $220 million for the years ended December 31, 2021, 2020 and 2019, respectively. Costs incurred under these arrangements were $1.0 billion, $1.1 billion and $1.1 billion for the years ended December 31, 2021, 2020 and 2019, respectively, and were recorded in other expenses.

Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife. The Company incurred costs of $0, $88 million and $21 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($182) million and ($21) million at December 31, 2021 and 2020, respectively.

75

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $224 million, $200 million and $205 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $1.0 billion, $858 million and $815 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company also had related party fee income receivables of $19 million and $18 million at December 31, 2021 and 2020, respectively.

76

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2021

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$7,188	$9,168	$9,168
State and political subdivision	3,937	4,760	4,760
Public utilities	3,577	4,119	4,119
Foreign government	1,593	1,832	1,832
All other corporate bonds	41,597	45,527	45,527
Total bonds	57,892	65,406	65,406
Mortgage-backed and asset-backed securities	19,983	20,688	20,688
Redeemable preferred stock	412	433	433
Total fixed maturity securities	78,287	86,527	86,527
Equity securities:
Non-redeemable preferred stock	70	71	71
Common stock:
Industrial, miscellaneous and all other	20	22	22
Public utilities	—	2	2
Total equity securities	90	95	95
Mortgage loans	19,787		19,787
Policy loans	869		869
Limited partnerships and LLCs	4,271		4,271
Short-term investments	662		662
Other invested assets	3,324		3,324
Total investments	$107,290		$115,535

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

77

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2021 and 2020

(In millions, except share and per share data)

	2021	2020
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $66,348 and $59,333, respectively; allowance for credit losses of $10 and $2, respectively)	$73,232	$69,350
Equity securities, at estimated fair value	85	112
Mortgage loans (net of allowance for credit losses of $120 and $92, respectively)	18,977	15,079
Policy loans	869	884
Limited partnerships and limited liability companies	4,271	2,809
Short-term investments, principally at estimated fair value	649	1,670
Investment in subsidiaries	5,127	6,303
Other invested assets, principally at estimated fair value	2,855	3,360
Total investments	106,065	99,567
Cash and cash equivalents	3,309	3,384
Accrued investment income	588	573
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	15,080	15,172
Receivable from subsidiaries	11,422	10,884
Deferred policy acquisition costs and value of business acquired	4,405	3,934
Deferred income tax receivable	1,385	1,103
Other assets	354	361
Separate account assets	101,076	99,021
Total assets	$243,684	$233,999
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$42,081	$43,074
Policyholder account balances	62,187	51,272
Other policy-related balances	3,764	3,658
Payables for collateral under securities loaned and other transactions	5,922	5,101
Long-term debt	812	812
Current income tax payable	11	96
Other liabilities	11,735	12,865
Separate account liabilities	101,076	99,021
Total liabilities	227,588	215,899
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	18,323
Retained earnings (deficit)	(5,653)	(5,719)
Accumulated other comprehensive income (loss)	3,901	5,421
Total stockholder's equity	16,096	18,100
Total liabilities and stockholder's equity	$243,684	$233,999

See accompanying notes to the condensed financial information.

78

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Condensed Statements of Operations
Revenues
Premiums	$461	$428	$452
Universal life and investment-type product policy fees	2,592	2,440	2,559
Net investment income	4,340	3,111	3,086
Other revenues	391	398	341
Net investment gains (losses)	12	296	88
Net derivative gains (losses)	(1,806)	(1,594)	(2,928)
Total revenues	5,990	5,079	3,598
Expenses
Policyholder benefits and claims	2,131	3,087	2,623
Interest credited to policyholder account balances	1,122	912	869
Amortization of deferred policy acquisition costs and value of business acquired	66	626	337
Other expenses	2,733	2,102	1,920
Total expenses	6,052	6,727	5,749
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(62)	(1,648)	(2,151)
Provision for income tax expense (benefit)	(78)	(410)	(534)
Income (loss) before equity in earnings (losses) of subsidiaries	16	(1,238)	(1,617)
Equity in earnings (losses) of subsidiaries	50	(68)	808
Net income (loss) attributable to Brighthouse Life Insurance Company	$66	$(1,306)	$(809)
Comprehensive income (loss)	$(1,454)	$900	$1,688

See accompanying notes to the condensed financial information.

79

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$1,368	$815	$2,160
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,647	7,591	12,009
Equity securities	107	66	57
Mortgage loans	2,814	1,869	1,434
Limited partnerships and limited liability companies	271	177	302
Purchases of:
Fixed maturity securities	(18,942)	(12,517)	(14,179)
Equity securities	(8)	(17)	(22)
Mortgage loans	(6,680)	(1,993)	(3,337)
Limited partnerships and limited liability companies	(837)	(581)	(463)
Cash received in connection with freestanding derivatives	3,489	6,035	1,933
Cash paid in connection with freestanding derivatives	(4,471)	(4,284)	(2,597)
Receipts on loans to affiliate	—	100	—
Issuances of loans to affiliate	—	(100)	—
Returns of capital and dividends from subsidiaries	24	16	54
Capital contributions to subsidiaries	—	—	(75)
Net change in policy loans	15	(9)	126
Net change in short-term investments	1,021	(223)	(1,418)
Net change in other invested assets	(33)	22	23
Net cash provided by (used in) investing activities	(11,583)	(3,848)	(6,153)
Cash flows from financing activities
Policyholder account balances:
Deposits	14,203	8,568	6,117
Withdrawals	(3,966)	(3,029)	(2,503)
Net change in payables for collateral under securities loaned and other transactions	821	812	(735)
Long-term and short-term debt issued	—	—	412
Dividends paid to parent	(550)	(1,250)	—
Financing element on certain derivative instruments and other derivative related	(368)	(957)	(203)
Other, net	—	—	(7)
Net cash provided by (used in) financing activities	10,140	4,144	3,081
Change in cash, cash equivalents and restricted cash	(75)	1,111	(912)
Cash, cash equivalents and restricted cash, beginning of year	3,384	2,273	3,185
Cash, cash equivalents and restricted cash, end of year	$3,309	$3,384	$2,273
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$28
Income tax	$45	$(32)	$—
Non-cash transactions:
Transfer of fixed maturity securities from affiliate	$240	$417	$—
Transfer of fixed maturity securities to affiliate	$722	$280	$—

See accompanying notes to the condensed financial information.

80

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2019, Brighthouse Life Insurance Company paid a cash capital contribution of $75 million to BHNY. See Note 10 for information regarding dividends paid by BHNY and BRCD to Brighthouse Life Insurance Company.

81

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2021 and 2020

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2021
Annuities	$4,237	$10,258	$50,815	$—	$81
Life	515	5,945	2,404	10	133
Run-off	4	23,031	7,207	—	213
Corporate & Other	95	7,508	5,769	5	—
Total	$4,851	$46,742	$66,195	$15	$427
2020
Annuities	$3,715	$10,276	$43,909	$—	$84
Life	531	5,938	2,397	10	80
Run-off	5	23,558	7,639	—	184
Corporate & Other	106	7,608	1	5	—
Total	$4,357	$47,380	$53,946	$15	$348

(1)  Amounts are included within the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

82

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2021, 2020 and 2019

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2021
Annuities	$2,335	$2,196	$1,646	$86	$1,087
Life	640	617	654	8	160
Run-off	619	1,900	2,108	—	191
Corporate & Other	79	102	91	11	362
Total	$3,673	$4,815	$4,499	$105	$1,800
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844
2019
Annuities	$2,291	$1,786	$1,429	$328	$1,125
Life	728	374	646	53	177
Run-off	720	1,273	2,436	—	200
Corporate & Other	90	53	58	14	307
Total	$3,829	$3,486	$4,569	$395	$1,809

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

83

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2021, 2020 and 2019

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2021
Life insurance in-force	$494,317	$145,618	$8,966	$357,665	2.5%
Insurance premium
Life insurance (1)	$1,193	$500	$(10)	$683	(1.5)%
Accident & health insurance	205	201	—	4	0.0%
Total insurance premium	$1,398	$701	$(10)	$687	(1.5)%
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium
Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%
2019
Life insurance in-force	$534,106	$167,676	$8,884	$375,314	2.4%
Insurance premium
Life insurance (1)	$1,375	$548	$15	$842	1.8%
Accident & health insurance	222	217	—	5	0.0%
Total insurance premium	$1,597	$765	$15	$847	1.8%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2021, 2020 and 2019, reinsurance assumed included related party transactions for life insurance in-force of $1.6 billion, $1.7 billion and $1.7 billion, respectively, and life insurance premiums of $2 million, $2 million and $5 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2021, 2020 and 2019.

84